                                                                EXHIBIT 99.1
                                                                ------------

SUBJECT TO REVISION
SERIES TERM SHEET DATED DECEMBER 13, 1996

                                $278,285,932.49

                                $254,631,628.23
                     (INVESTMENT GRADE - PUBLICLY OFFERED)

                                 $23,654,304.26
                 (NON-INVESTMENT GRADE - NOT PUBLICLY OFFERED)

                   CS FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                   DEPOSITOR

                WILSHIRE MORTGAGE FUNDING CORPORATION IV, INC.,
                                     SELLER

                        WILSHIRE SERVICING CORPORATION,
                                    SERVICER

                          WILSHIRE CREDIT CORPORATION,
                                  SUB-SERVICER

    WILSHIRE FUNDING CORPORATION MORTGAGE-BACKED CERTIFICATES, SERIES 1996-3


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1996-3. The Term Sheet is for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston nor any of its affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a base prospectus) relating to certain Conduit Mortgage and Manufactured Housing Contract Pass-Through Certificates, including the Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1996-3, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there by any sale of the securities in any state in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

     This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1996-3 Pooling and Servicing Agreement to be dated as of December 1, 1996 among CS First Boston Mortgage Securities Corp., as Depositor, Wilshire Servicing Corporation, as Servicer and Bankers Trust Company of California, N.A., as Trustee and as Back-Up Servicer.

                           Credit Suisse First Boston

                                    SUMMARY

Securities Issued         The Wilshire Funding Corporation Mortgage Backed
                           Certificates, Series 1996-3 (the "Certificates") will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") to be dated as of December 1, 1996 among CS First Boston Mortgage Securities Corp. (the "Depositor"), Wilshire Credit Corporation (the "Servicer"), and Bankers Trust Company of California, N.A. as Trustee (the "Trustee") and as Back-Up Servicer (the "Back-Up Servicer").

                          The Certificates will consist of seven Classes
                           of senior Certificates (respectively, the "Class A-1 Certificates", the "Class A-2-A Certificates," the "Class A-2-B Certificates," the "Class A-2-C Certificates" (the Class A-1, Class A-2-A, Class A-2-B and Class A-2-C Certificates, the "Class A Certificates"), the "Class F-IO Certificates," the "Class A-IO Certificates" and the "Class PO Certificates," and collectively, the "Senior Certificates") and six Classes of subordinate Certificates (respectively, the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates" (the Class M-1, Class M-2 and Class M-3 Certificates, collectively, the "Class M Certificates"), the "Class B-1 Certificates", the "Class B-2 Certificates" and the "Class B-3 Certificates" (the Class B-1, Class B-2 and Class B-3 Certificates, the "Class B Certificates") and collectively, the "Subordinate Certificates").

                          The Trust will also issue a "residual interest" with
                           respect to each REMIC held by the Trust
                           (collectively, the "Residual Certificates").

                          The Senior Certificates, the Subordinate Certificates
                           and the Residual Certificates are collectively referred to as the "Certificates".

                          The Certificates will be issued in the amounts (with
                           respect to each Class, the related "Initial
                           Certificate Principal Balance") and bear the initial pass-through rates (with respect to each Class, the "Initial Pass-Through Rate") set forth below:


                                       Initial
                           Initial      Pass-       Final Scheduled
                        Certificate    Through        Distribution
       Class               Balance      Rate              Date
       -----            -----------    -------      ---------------

Class A-1 Certificates      $            _____ %   August 25, 2032
Class A-2-A Certificates    $            ____( 1)  August 25, 2032
Class A-2-B Certificates    $            ____( 2)  August 25, 2032
Class A-2-C Certificates    $            ____( 3)  August 25, 2032
Class F-IO Certificates     (4)          ____( 5)  August 25, 2032
Class A-IO Certificates     (6)          ____( 7)  August 25, 2032
Class PO Certificates       $            ____( 8)  August 25, 2032

Class M-1 Certificates      $            ____( 9)  August 25, 2032
Class M-2 Certificates      $            ____( 9)  August 25, 2032
Class M-3 Certificates      $            ____( 9)  August 25, 2032
Class B-1 Certificates      $            ____( 9)  August 25, 2032
Class B-2 Certificates      $            ____( 9)  August 25, 2032
Class B-3 Certificates      $            ____( 9)  August 25, 2032

                           (1) The Class A-2-A Pass-Through Rate will equal, with respect to any Distribution Date, a per annum rate equal to the lesser of (x) the Pool II Gross WAC less [ ]% and (y) the Adjusted Pool II Gross WAC for such Distribution Date, less 0.395%.
                                ----

                           (2) The Class A-2-B Pass-Through Rate will equal, with respect to any Distribution Date, a per annum rate equal to the lesser of (x) the Pool III Gross WAC less [ ]% and (y) the Adjusted Pool III Gross WAC for such Distribution Date, less 0.395%.
                                ----

                           (3) The Class A-2-C Pass-Through Rate will equal, with respect to any Distribution Date, a per annum rate equal to the lesser of (x) the Pool
                                IV Gross WAC less [   ]% and (y) the Adjusted
                                Pool IV Gross WAC for such Distribution Date, less 0.395%.
                                ----

                           (4) The Class F-IO Certificates are "interest-only" Certificates and do not have a principal balance. Distributions will be calculated on the "Class F-IO Notional Balance" which, as of any date, will equal the Class A-1 Principal Balance as of such date.

                           (5) The Class F-IO Pass-Through Rate will equal, with respect to any Distribution Date, a per annum rate equal to the excess of (x) the Adjusted Pool I Gross WAC for such Distribution Date, less 0.395% over (y) the Class A-1 Pass-
                                      ----
                                Through Rate.

                           (6) The Class A-IO Certificates are "interest-only" Certificates and do not have a principal balance. Distributions will be calculated on the "Class A-IO Notional Balance", which, as of any date, shall equal the sum of the Class A-2-A Principal Balance, the Class A-2-B Principal Balance and the Class A-2-C Principal Balance as of such date.

                           (7) The Class A-IO Pass-Through Rate will equal, with respect to any Distribution Date, a per annum rate equal to the Adjusted ARM Gross WAC with respect to such Distribution Date less the
                                                                       ----
                                weighted average of the Class A-2-A Pass-Through Rate, the Class A-2-B Pass-Through Rate and the Class A-2-C Pass-Through Rate for such Distribution Date, less 0.395%.
                                                   ----
                           (8) The Class PO Certificates are "principal-only" Certificates and do not pay interest.

                           (9) The Pass-Through Rate for each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will equal, with respect to any Distribution Date, the Adjusted Pool I Gross WAC for such Distribution Date, less
                                                                      ----
                                0.395%.

Securities Offered        The only Certificates being offered hereby (the
                           "Offered Certificates") are the following classes:
                           Class A-1, Class A-2-A, Class A-2-B, Class A-2-C, Class F-IO, Class A-IO, Class PO, Class M-1, Class M-2 and Class M-3. The Class B-1, Class B-2, Class B-3 and the Residual Certificates are not offered hereby. Such Certificates may be offered in a private placement transactions, or may be retained by the Seller. The Offered Certificates will be issued in book-entry form in minimum denominations of $1,000 and integral multiples of $1 in excess thereof (with the exception of one odd-denomination Certificate of each Class). The Offered Certificates initially will be represented by certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company ("DTC").

                          Certificates representing the Offered Certificates
                           will be issued in definitive form only under the limited circumstances described herein. All references herein to "holders" or "holders of the Offered Certificates" shall reflect the rights of beneficial owners of Offered Certificates issued in book-entry form ("Certificate Owners") as they may indirectly exercise such rights through DTC, and participating members thereof, except as otherwise specified herein. See "Risk Factors -- Book-Entry Registration" and "Description of the Certificates -- Registration of the Offered Certificates" herein and "Risk Factors -- Limitation on Rights Due to Book Entry Registration" in the Prospectus.

                          The Offered Certificates will evidence undivided
                           interests in the Mortgage Loans and together with all other assets of the trust fund, (as defined herein) (collectively, the "Trust Estate"). The undivided percentage interest (the "Percentage Interest") of an individual Certificate in distributions on the related Class of Certificates will equal the percentage obtained from dividing the original denomination of such Certificate by the Initial Certificate Principal Balance of the related Class (or, with respect to the Class F-IO and the Class A-IO Certificates, the Percentage Interest set forth on the face of such Certificate).

                          The Offered Certificates will not represent interests
                           in or obligations of the Depositor, the Seller, the Servicer, the Back-Up Servicer, the Trustee, any Sub-Servicer or any of their respective affiliates. Neither the Offered Certificates nor the underlying Mortgage Loans will be insured or guaranteed by any governmental agency or instrumentality.

Cut-Off Date              December 1, 1996, after application of all payments
                           due on or before such date.

Closing Date              On or about December 20, 1996 (the "Closing Date").

Depositor                 CS First Boston Mortgage Securities Corp., a Delaware
                           corporation.

Seller                    Wilshire Mortgage Funding Company IV, Inc., a Delaware
                           corporation. The majority of the Loans sold by the Seller were acquired from Girard Savings Bank F.S.B. and First Bank of Beverly Hills F.S.B., two affiliated companies (the "Savings Banks"). As a result of the rapid asset growth of the Savings Banks and certain pools of auto loans, concerns about management at the Savings Bank level and other matters, the Office of Thrift Supervision recently imposed cease-and-desist orders on the Savings Banks restricting their asset growth and requiring that the Savings Banks improve management and implement polices and procedures relating to internal asset reviews, internal audits, loan loss reserves, loan purchases and hedging transactions. The Savings Banks have recently hired additional management and taken a number of other steps to address these concerns.

Servicer                   Wilshire Servicing Corporation, a Delaware
                            corporation.

Trustee                    Bankers Trust Company of California, N.A., a national
                             banking association.

Mortgage Loan Pool
Statistical Data          The statistical information presented in
                           this Term Sheet concerning the pools of Mortgage Loans is based on the pools as of the Cut-Off Date. Unless otherwise noted, all statistical percentages in this Term Sheet are measured by the aggregate principal balance, including Arrearage (as hereinafter defined) of the Mortgage Loan Pool, or any sub-pool thereof, as of the Cut-Off Date.

Distribution Dates and
Record Dates              Distributions to the holders of the
                           Certificates of a Class on each Distribution Date will be made in an amount equal to their respective Percentage Interests multiplied by the aggregate amount distributed on such Class of Certificates on such Distribution Date. Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a Business Day, on the next succeeding Business Day) (each, a "Distribution Date"), commencing January 27, 1997. "Business Day" shall mean any day other than (i) a Saturday or Sunday, or (ii) any day on which banking institutions located in the States of New York or California are authorized or obligated by law or executive order to close.

                          So long as the Offered Certificates are registered in
                           the name of Cede & Co., as nominee of DTC, distributions on each Distribution Date will be made to the holders of record of the related Offered Certificates (the "Certificateholders") as of the close of business on the last day of the calendar month immediately preceding such Distribution Date (each, a "Record Date"), except that the final distribution in respect of the Certificates will only be made upon presentation and surrender of the Certificates at the office or agency appointed by the Trustee for that purpose in New York, New York.

Accrual Periods and
Calculation of Interest   For each Distribution Date, interest with respect to
                           the Certificates (other than the Class PO
                           Certificates, which do not bear interest) will accrue at the related Pass-Through Rate for the calendar month immediately preceding the calendar month in which such Distribution Date occurs. Each such calendar month is the "Accrual Period" for the related Class of Certificates.

                          All calculations of interest on the Certificates
                           (other than the Class PO Certificates, which do not bear interest) will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

                          The Class PO Certificates are "principal-only"
                           certificates which do not bear interest.

                          The final scheduled Distribution Date (each, a "Final
                           Scheduled Distribution Date") for each Class of Certificates will be August 25, 2032. However, in the event of defaults or prepayments on the Loans, final payment with respect to the related Class of Certificates could occur prior to, or later than, such date.

Distributions             General.  The Certificateholders will be entitled to
                           receive distributions monthly, on each Distribution Date, commencing January 27, 1997. Such distributions, to the extent of Available Funds, will consist of (i) for all Classes other than the Class PO Certificates, a distribution of interest accrued during the related Accrual Period, together with (ii) for all Classes other than the Class F-IO and the Class A-IO Certificates, a distribution of principal, subject to the priorities described herein.

                           The Mortgage Loan pool primarily consists of four types of Mortgage Loans: Mortgage Loans having a fixed rate of interest (such Mortgage Loans, "Fixed Rate Loans"); Mortgage Loans primarily having an adjustable rate of interest based on the Eleventh District Cost of Funds (such Mortgage Loans, "COFI Loans"); Mortgage Loans primarily having an adjustable rate of interest based on a Constant Maturity Treasury (such Mortgage Loans, the "CMT Loans") and Mortgage Loans primarily having an adjustable rate of interest based on six-month LIBOR (such Mortgage Loans, the "LIBOR Loans"). In addition, certain other Mortgage Loans have an adjustable rate of interest based on an index other than described above.

                           All of the Mortgage Loans originally assigned to Pool I (the "Pool I Loans") are Fixed Rate Loans. The Mortgage Loans originally assigned to Pool II (the "Pool II Loans") are primarily COFI Loans, although certain Pool II Mortgage Loans have an adjustable rate of interest based on an index other than COFI. The Mortgage Loans originally assigned to Pool III (the "Pool III Loans") are primarily CMT Loans, although certain Pool III Mortgage Loans have an adjustable rate of interest based on an index other than CMT. The Mortgage Loans originally assigned to Pool IV (the "Pool IV Loans") are primarily LIBOR Loans although certain Pool IV Mortgage Loans have an adjustable rate of interest based on an index other than LIBOR.

                           The Class A-1, Class F-IO, Class PO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates generally are originally supported by Pool I; the Class A-2-A Certificates generally relate to Pool II; the Class A-2-B Certificates generally are originally supported by Pool III; and the Class A-2-C Certificates generally are originally supported by Pool IV;

                           Pool II, Pool III and Pool IV are collectively referred to as the "ARM Pools". The Class A-IO Certificates relate to the ARM Pools.

                           As a result of the shifting-interest and cross-support features of the Trust, the amortization of the Certificates relating to a particular Pool may not exactly follow the amortization of Mortgage Loans in the related Pool, although the cash-flow mechanics of the Trust do, in many instances, gear the amortization of the Certificates relating to a particular Pool to the amortization of the Mortgage Loans in the related Pool.

                           The amounts due to the Class F-IO Certificateholders will be based on the Notional Balance thereof, which on any date will be equal to the Class A-1 Principal Balance as of such date; the amortization of the Class A-1 Principal is generally tied to the amortization of the Fixed Rate Loans. The amounts due to the Class A-IO Certificateholders will be based on the Notional Balance of the Class A-IO Certificates, which, on any date will be equal to the sum of the Class A-2-A Principal Balance, the Class A-2-B Principal Balance and the Class A-2-C Principal Balance as of such date.

                           Certain of the Fixed Rate Loans have Net Coupon Rates
                           less than [   ]%; such Fixed-Rate Loans are the
                           "Discount Loans". The Original Certificate Principal Balance of the Class PO Certificates is equal to the aggregate amount of the PO Portion of the Principal Balances of the Discount Loans as of the Cut-Off Date, plus the Aggregate PO Arrearage Amount as of the Cut-Off Date. The "PO Portion" of a Discount Loan's Principal Balance as of the Cut-Off Date is the product of the PO Percentage for such Discount Loan and the Principal Balance thereof. The amortization of the Class PO Certificates will generally follow the amortization of the Discount Loans and of the Aggregate PO Arrearage Amount. The Class PO Certificates do not pay interest.

                           Special Rules Relating to Chapter 13 Bankruptcy Loans. Certain of the Mortgage Loans in each Pool relate to Obligors which are the subject of a bankruptcy proceeding under Chapter 13 of the Bankruptcy Code. Under the terms of the related payment plans ordered by the court in such proceedings, the portion of such Obligor's payments which were delinquent (the "Arrearage") and arose prior to the bankruptcy petition are due and payable by the Obligor under a payment plan. The Arrearage does not bear interest and generally amortizes over a three or five year period.

                           The "Adjusted Net Coupon Rate" for any Mortgage Loan as of the Cut-Off Date is equal to the percentage equivalent of a fraction, the numerator of which is
                                                     ----------------------
                           the product of (x) the Principal Balance of such Mortgage Loan (exclusive of the amount of any Arrearage Amount) as of the Cut-Off Date and (y) the Coupon Rate for such Mortgage Loan (as of the Due Date in the related Collection Period) less 0.395%
                                                                  ----
                           and the denominator of which is equal to the
                               ------------------------
                           Principal Balance (inclusive of the Arrearage Amount) of such Mortgage Loan as of the Cut-Off Date.

                           The "Aggregate PO Arrearage Amount" is the aggregate of the Arrearage on all Mortgage Loans having an Adjusted Net Coupon Rate as of the Cut-Off Date of less than [_____%]. "Arrearage Loans" are Mortgage Loans which have Arrearages which are not included in the Aggregate PO Arrearage Amount.

                           For purposes of calculating amounts to be distributed on the Certificates, the "Net Coupon Rate" of an Arrearage Loan is equal to its Adjusted Net Coupon as of the Due Date in the related Collection Period. With respect to all other Mortgage Loans, the "Net Coupon Rate" is equal to such Mortgage Loan's Coupon Rate, less 0.395%. Further, for purposes of
                                 ----
                           calculating amounts to be distributed on the Certificates, the "Principal Balance" of any Arrearage Loan is equal to the unpaid principal balance thereof, plus the Arrearage. For any Mortgage Loan which is not an Arrearage Loan, the Arrearage, if any, will not be included in the "Principal Balance" thereof (which "Principal Balance" will equal the unpaid principal balance); such amount rather will be included in the Aggregate PO Arrearage Amount.

                           The Class A-1 Certificates will accrue interest based on a fixed rate of interest, the Class A-1 Pass-Through Rate. All other Classes bear interest at adjustable rates of interest, as set forth above under "Securities Issued".

                           The Pooling and Servicing Agreement generally provides for the distribution of three types of amounts to Certificateholders: (i) except with respect to the Class PO Certificates, interest, (ii) except for the Class F-IO and A-IO Certificates, scheduled principal and (iii) except for the Class F-IO and A-IO Certificates, unscheduled principal.

                           The priority of payment set forth in the Pooling and Servicing Agreement generally requires that the following six amounts to be paid to the related Certificateholders in the following order of priority: first, interest (including unpaid interest
                                      -----
                           shortfalls from prior periods) on the Senior
                           Certificates, second, scheduled principal on the
                                         ------
                           Senior Certificates, third, unscheduled principal on
                                                -----
                           the Senior Certificates, fourth, interest (including
                                                    ------
                           unpaid interest shortfalls from prior periods) on the Subordinate Certificates, fifth, scheduled principal
                                                     -----
                           on the Subordinate Certificates and sixth,
                                                               -----
                           unscheduled principal on the Subordinate
                           Certificates, subject to the availability of
                           Available Funds. The Classes of Senior Certificates have a pari passu claim, among themselves, with
                                  ---- -----
                           respect to amounts to be distributed among the various Classes of Senior Certificates. The Subordinate Certificateholders have, among themselves, separate and distinct claims with respect to amounts to be distributed among the various Classes of Subordinate Certificates, with the relative level of subordination being greatest with respect to the Class B-3 Certificates (the most subordinate Class, other than the Residual Certificates) and least with respect to the Class M-1 Certificates (the least subordinate Class of Subordinate Certificates).

                           Although the calculation of the payments to the various Classes of Certificates will generally reflect the experience of the related Mortgage Loans (i.e., the Pool II Loans with respect to the Class A-
                            ----

                           2-A Certificates, the Discount Loans with respect to the Class PO Certificates, and the Fixed Rate Loans with respect to the other Classes), the funding of such payments will be made without distribution or tracing to the source of such funding from collections on any type of Mortgage Loan. Further, Realized Losses will be allocated to the Subordinate Certificates, in order of their respective level of subordination, without distinction or tracing as to such Realized Loss relating to an Adjustable Rate Loan or a Fixed Rate Loan.

                           An additional general feature of the Certificates is the "shifting interest" feature. Pursuant to the shifting interest provisions, unscheduled principal collections will be allocated to the Senior Certificates on the one hand and to the Subordinate Certificates on the other hand pursuant to the Shifting Interest Schedule described herein, which will generally provide for a larger proportion of such unscheduled principal collection being applied to the amortization of the Senior Certificates than would be case if such amounts were distributed pro
                                                                          ---
                           rata among all Classes.  Distributions of scheduled
                           ----
                           principal collections, by contrast, will be made pro
                                                                            ---
                           rata with respect to the related Pools.
                           ----

                           Interest. On each Distribution Date the holders of each Class of Certificates will be entitled to receive their respective Interest Distribution Amounts. The Subordinate Certificates will only be entitled to receive such amounts after the payment of interest and principal to the Senior Certificates. Any interest due and not paid on a Distribution Date (an "Interest Shortfall") with respect to any Class will be carried-forward and will be due on subsequent Distribution Date, subject to the availability of funds for such purpose; such amounts so carried-forward will not themselves accrue interest.

                           Scheduled Principal. On each Distribution Date, the Certificateholders of each Class will receive an amount with respect to collections of scheduled principal collections with respect to the related Mortgage Loans, provided, that the aggregate amount
                                           --------
                           available for distribution to the Senior Certificates with respect to scheduled principal collections will be limited to the amount of Available Funds remaining after the payment of the Interest Distribution Amounts for the Senior Certificates, and the aggregate amount for distribution to the Subordinate Certificates will be limited to the amount of Available Funds remaining after the payment of the Interest Distribution Amount to all Classes of Certificates, and after the payment of scheduled and unscheduled principal to the Senior Certificates.

                           Prior to any application of the cross-support feature described below, the entire amount of the principal distribution with respect to scheduled principal on the Pool II Loans will be distributed to the Class A-2-A Certificateholders. Prior to any application of the cross-support feature described below, the entire amount of the principal with respect to scheduled principal on the Pool III Loans will be distributed to the Class A-2-B Certificateholders. Prior to any application of the cross-support feature described below, the entire amount of the principal collections with respect to scheduled principal on the Pool IV Loans will be distributed to the Class A-2-C

                           Certificateholders. Prior to any application of the cross-support feature described below, the entire amount of the scheduled principal collections on the Pool I Loans (other than the PO Portion of scheduled principal collections on the Discount Loans) will be distributed to the holders of the Class A-1, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates pro rata in accordance with
                                                  --- ----
                           their then relative Certificate Principal Balances.

                           Unscheduled Principal. On each Distribution Date, the Trustee will distribute an amount with respect to unscheduled principal collections; provided, that the
                                                              --------
                           aggregate amount available for distribution to the Senior Classes of Certificates with respect to unscheduled principal collections will be limited to the amount of Available Funds remaining after the payment of the Interest Distribution Amount for the Senior Certificates, and after the payment of the aggregate amount distributed relating to scheduled principal collections to the Senior Classes.

                           The entire amount of the principal distribution with respect to unscheduled principal collections on the Pool II Loans will be distributed to the Class A-2-A Certificateholders prior to any application of the cross-support feature described below. The entire amount of the principal collections with respect to unscheduled principal on the Pool III Loans will be distributed to the Class A-2-B Certificateholders prior to any application of the cross-support feature described below. The entire amount of the principal collections with respect to unscheduled principal on the Pool IV Loans will be distributed to the Class A-2-C Certificateholders prior to any application of the cross-support feature described below. The PO Portion of unscheduled principal collections and an amount equal to the PO Portion of Realized Losses on the Discount Loans will be distributed to the Class PO Certificateholders. The amount of the unscheduled principal collections with respect to the Pool I Loans (other than PO Portion of unscheduled principal collections on the Discount Loans) will be distributed in accordance with the "shifting-interest" feature, which generally provides that a disproportionate amount (the "Shifted Percentage") of such unscheduled principal collections on the Pool I Loans be applied to the amortization of the Senior Certificates (with a further requirement first to pay the Class A-1 Principal Balance to zero before paying such unscheduled principal collections to the Class A-2 Certificates). The Shifted Percentage may decrease or "step down" in the future, subject to the occurrence of a triggering event based on certain loss, subordination, delinquency and other tests.

                           The Subordinate Certificates of any Class will only be entitled to receive distributions of unscheduled principal on a Distribution Date if such Class is an "Eligible Subordinate Class" on such Distribution Date. A Subordinate Class is an "Eligible Subordinate Class" only if the Class immediately senior to it maintains, as of such Distribution Date, the same (or greater) relative amount of protection in the form of Subordinate Certificates which are junior in priority to such immediately senior Class as such Class had on the Closing Date; provided,
                                                                  --------
                           however, that the Class M-1 Certificates are an
                           -------
                           Eligible Subordinate Class with respect to each Distribution Date.

                           Cross-Support Feature. Pursuant to the cash flow structure of the Trust, even though the distributions due to the Certificateholders of the various Classes will generally reflect the activity of the related Mortgage Loans (e.g., the Class A-2-A Certificates
                                           ----
                           receive distributions based generally on the activity of the Pool II Loans) all of the Mortgage Loans provide support for all of the Certificates. The credit enhancement features of the Trust provide that Realized Losses will be allocated to the Certificates in order of their level of subordination (i.e., first
                                                                     ----
                           to the Class B-3 Certificates); since all of the Subordinate Certificates relate to the Pool I Loans, this allocation provision allocates Realized Losses on the Pool II, Pool III and Pool IV Loans, as well as on the Pool I Loans, to the Subordinate Certificates.

                          The cash flow structure of the Trust further provides that unscheduled principal collections with respect to the Fixed Rate Loans (other than the PO Portion of unscheduled principal collections on the Discount Loans) shall be allocated, to a certain extent, to the amortization of the Classes of Certificates relating to the ARM Loans (the Class A-2-A, Class A-2-B and Class A-2-C Certificates) once the Senior Certificates relating to the Fixed Rate Loans (the Class A-1 Certificates) have been paid to zero. The feature described in this paragraph may result, in certain periods, in an "excess" amount of collateral with respect to each Class of Certificates relating to the ARM Loans (e.g., as a result of this feature, the
                                     ----
                          collateral balance of the Pool II Loans may exceed the Class A-2-A Principal Balance in certain periods).

                          The unpaid principal balance of the Mortgage Loans in any Pool may be greater than the aggregate Certificate Principal Balance of the Classes relating to such Pool, resulting in "extra" collateral (i.e.,
                                                                 ----
                          collateral not necessary to support the related Classes). The collections with respect to this "extra" collateral across all pools of Mortgage Loans will be available on each Distribution Date to fund distributions of interest and principal with respect to any Class of Certificates (considering the Class A-1 Certificates and the Subordinate Certificates, collectively as a single Class for this purpose) which, as a result of Realized Losses experienced with respect to the related Mortgage Loans, has a collateral deficit (i.e., the amount of collateral
                                              ----
                          relating to such Class is less than the related Certificate Principal Balance).

                          As a result of such cross-support feature, on any particular Distribution Date, there may be distributed to any Class of Certificates a portion of the principal and interest collections with respect to any unrelated Mortgage Loans type (e.g., a portion of the
                                                         ----
                          principal collections on Pool III Loans and on the Fixed Rate Loans may be distributed with respect to the Class A-2-A Certificates (which generally relate only to the Pool II Loans)), and the Pass-Through Rate of any Class of Certificates (other than the Class A-1 Certificates) may be calculated, in part, based on the weighted average Coupon Rate with respect to any Mortgage Loan type.

Credit Enhancement        The rights of the holders of the Class M Certificates
                           to receive distributions will be subordinated to the rights of the holders of the Senior Certificates to receive distributions, to the extent described herein. The rights of the holders of the Class B Certificates to receive distributions will be subordinated to the rights of the holders of the Senior Certificates, and the rights of the holders of the Class M Certificates. Among the Class M Certificates, the Class M-1 Certificates are senior to the Class M-2 Certificates, and the Class M-2 Certificates are senior to the Class M-3 Certificates. Among the Class B Certificates, the Class B-1 Certificates are senior to the Class B-2 Certificates, and the Class B-2 Certificates are senior to the Class B-3 Certificates. This subordination provides a certain amount of protection to the holders of the Senior Certificates (to the extent of the subordination of the Class M and Class B Certificates), the Class M Certificates (to the extent of the subordination of the Class B Certificates) and, among the Class M and Class B Certificates, to the subclasses thereof (to the extent of the subordination of the subclasses with higher numerical designations) against delays in the receipt of scheduled payments of interest and principal and against losses associated with the liquidation of defaulted Mortgage Loans and certain losses resulting from the bankruptcy of a mortgagor.

                          In general, the protection afforded the holders of the
                           Senior Certificates by means of this subordination will be effected in two ways: (i) by the preferential right of the holders of the Senior Certificates to receive, prior to any distribution being made on any Distribution Date in respect of the Subordinate Certificates, the amounts of interest and principal due the holders of the Class A Certificates and the amount of principal due the holders of the Class PO Certificates on such date and, if necessary, by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been allocated to the holders of the Subordinate Certificates and (ii) by the allocation to the Subordinate Certificates, until their respective principal balances are reduced to zero, of certain losses resulting from the liquidation of defaulted Mortgage Loans or the bankruptcy of mortgagors prior to the allocation of such losses to the Senior Certificates. See "Description of the Certificates--Distributions" in this Term Sheet.

                          In general, the protection afforded the holders of the
                           Class M Certificates by means of this subordination will also be effected in two ways: (i) by the preferential right of the holders of the Class M Certificates to receive, prior to any distribution being made on any Distribution Date in respect of interest on the Class B Certificates, the amounts of interest due the holders of the Class M Certificates on such date, the preferential right of the holders of the Class M Certificates to receive, prior to any distribution being made on any Distribution Date in respect of principal on the Class B Certificates on such date and, if necessary, by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been allocated to the holders of the Class B Certificates and (ii) by the allocation to the Class B Certificates, until their principal balance has been reduced to zero, of certain losses resulting from the liquidation of defaulted Mortgage Loans or the bankruptcy of mortgagors prior to the allocation of such losses to the Class M

                           Certificates. See "Description of the Certificates-- Distributions" in this Term Sheet.

                          In general, the protection afforded the holders of a
                           subclass of Class B Certificates by means of this subordination will also be effected in two ways: (i) by the preferential right of the holders of such subclass to receive, prior to any distribution being made on any Distribution Date in respect of the subclasses of Class B Certificates with higher numerical designations, the amounts of interest and principal due the holders of such subclass on such date and, if necessary, by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been allocated to the holders of the subclasses of Class B Certificates with higher numerical designations and (ii) by the allocation to the subclasses of Class B Certificates with higher numerical designations, until their principal balances have been reduced to zero, of certain losses resulting from the liquidation of defaulted Mortgage Loans or the bankruptcy of mortgagors prior to the allocation of such losses to such subclass. See "Description of the Certificates- -Distributions" in this Term Sheet.

                          In addition, in order to increase the period during
                           which the principal balances of the Class M and Class B Certificates remain available as credit enhancement to the Senior Certificates, a disproportionate amount of prepayments and certain unscheduled recoveries with respect to the Mortgage Loans will be allocated to the Class A Certificates. This allocation has the effect of accelerating the amortization of the Class A Certificates while, in the absence of losses in respect of the liquidation of defaulted Mortgage Loans or losses resulting from the bankruptcy of mortgagors, increasing the respective percentage interest in the principal balance of the Mortgage Loans evidenced by the Subordinated Certificates.

Prepayment Interest
Shortfalls                If, on any Distribution Date, and as a result
                           of full or partial prepayments received with respect to the Mortgage Loans during the related Due Period, the amount of interest due on such Loans is decreased such that the Available Funds, less the related Administrative Expenses, will be insufficient to fund the full amount of the interest accrued on the Certificates (other than the Class F-IO and the Class A-IO Certificates) and due on such Distribution Date, the Servicer will be required to remit to the Collection Account the lesser of (x) the amount of such insufficiency due to such prepayments and (y) the aggregate Servicing Fee due to the Servicer on such Distribution Date with respect to such Trust. The Servicer will be required to remit such amount (each such amount, "Prepayment Interest") not later than the close of business on each "Servicer Remittance Date" (the 24th day, or if such day is not a Business Date, the next following Business Day of each month, commencing January 24, 1997). The excess of any such insufficiency over the amount of such aggregate Servicing Fee is the "Prepayment Interest Shortfall" for such Distribution Date.

                          The effect of shortfalls in interest due to full or
                           partial prepayments on the related Mortgage Loans will be borne by the Class F-IO and the Class A-IO Certificates in the first instance. The amount of any additional Prepayment Interest Shortfall on any Distribution Date will be deducted from the amount of interest due on the other Certificates on such Distribution Date, pro
                                                                         ---
                           rata.
                           ----

Civil Relief Act Interest
Shortfalls                The Servicer is not obligated to offset
                           any of the Servicing Fee against, or to provide any other funds to cover, any shortfalls ("Civil Relief Act Interest Shortfalls") in interest collections payable on the Certificates that are attributable to application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Civil Relief Act"). See "Risk Factors--Limitations on Interest Payments and Foreclosures" in this Term Sheet.


Effects of Prepayments on
Investment Expectations   The actual rate of prepayment of principal on the
                           Mortgage Loans cannot be predicted. The investment performance of the Offered Certificates may vary materially and adversely from the investment expectations of investors due to prepayments on the Mortgage Loans being higher or lower than anticipated by investors. The actual yield to the holder of an Offered Certificate may not be equal to the yield anticipated at the time of purchase of the Offered Certificate or, notwithstanding that the actual yield is equal to the yield anticipated at that time, the total return on investment expected by the investor or the expected weighted average life of the Offered Certificate may not be realized. These effects are summarized below. In deciding whether to purchase any Offered Certificates, an investor should make an independent decision as to the appropriate prepayment assumptions to be used.

                          OFFERED CERTIFICATES OTHER THAN THE CLASS F-IO, CLASS
                           A-IO AND CLASS PO CERTIFICATES

                          Yield.  If an investor purchases an Offered
                          Certificate (other than a Class F-IO, a Class A-IO or a Class PO Certificate) at an amount equal to its unpaid principal balance (that is, at "par"), the effective yield to that investor (assuming that there are no interest shortfalls and assuming the full return of the purchaser's invested principal) will approximate the pass-through rates in effect from time to time on that Offered Certificate. If an investor pays less or more than the unpaid principal balance of the Offered Certificate (that is, buys the Offered Certificate at a "discount" or "premium," respectively), then, based on the assumptions set forth in the preceding sentence, the effective yield to the investor will be higher or lower, respectively, than the stated interest rate on the Offered Certificate, because such discount or premium will be amortized over the life of the Offered Certificate. Any deviation in the actual rate of prepayments on the related Mortgage Loans from the rate assumed by the investor will affect the period of time over which, or the rate at which, the discount or premium will be amortized and, consequently, will change the investor's actual yield from that anticipated.

                          An investor that purchases any Offered Certificates at
                           a discount should carefully consider the risk that a slower than anticipated rate of principal payments on the related Mortgage Loans will result in an actual yield that is lower than such investor's expected yield.

                          Reinvestment Risk.  As stated above, if an Offered
                           Certificate (other than a Class F-IO, a Class A-IO or a Class PO Certificate) is purchased at an amount equal to its unpaid principal balance, fluctuations in the rate of distributions of principal will generally not affect the yield to maturity of that Offered Certificate. However, the total return on any purchaser's investment, including an investor who purchases at par, will be reduced to the extent that principal distributions received on its Offered Certificate cannot be reinvested at a rate as high as the stated interest rate of the Offered Certificate. Investors in the Offered Certificates should consider the risk that rapid rates of prepayments on the related Mortgage Loans may coincide with periods of low prevailing market interest rates. During periods of low prevailing market interest rates, mortgagors may be expected to prepay or refinance Mortgage Loans that carry interest rates significantly higher than then-current interest rates for mortgage loans. Consequently, the amount of principal distributions available to an investor for reinvestment at such low prevailing interest rates may be larger than would be the case at higher prevailing interest rates. Conversely, slow rates of prepayments on the Mortgage Loans may coincide with periods of high prevailing market interest rates. During such periods, it is less likely that mortgagors will elect to prepay or refinance Mortgage Loans and, therefore, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be smaller than would be the case at lower prevailing market interest rates.

                          Weighted Average Life Volatility.  One indication of
                           the impact of varying prepayment speeds on a security is the change in its weighted average life. The "weighted average life" of an Offered Certificate is the average amount of time that will elapse between the date of issuance of the Offered Certificate and the date on which each dollar in reduction of the principal balance of the Certificate is distributed to the investor. Low rates of prepayment may result in the extension of the weighted average life of an Offered Certificate; high rates, in the shortening of such weighted average life. In general, if the weighted average life of an Offered Certificate purchased at par is extended beyond that initially anticipated, such Offered Certificate's market value may be adversely affected even though the yield to maturity on the Offered Certificate is unaffected.

                           CLASS F-IO AND CLASS A-IO CERTIFICATES

                           General Character as Interest-Only Securities. As the owners of an interest-only strip security, the holders of the Class F-IO and Class A-IO Certificates will be entitled to receive monthly distributions only of interest, as described herein. Because they will not receive any distributions of principal, the holders of the Class F-IO and Class A-IO Certificates will be affected by prepayments, liquidations and other dispositions (including optional redemptions described herein) of the related Mortgage Loans to a greater degree than will the holders of the other Offered Certificates. As an extreme illustration, in the event that all of the related Mortgage Loans prepay in full during the first month, then on the initial Distribution Date the holders of the Certificates will receive the full par value of their Certificates while the holders of the Class F-IO Certificates will suffer nearly a complete loss (except for one month's interest on their investment).

                           In general, losses due to liquidations, repurchases by the Seller and other dispositions of the related Mortgage Loans from the Trust will have the same effect on the holders of the Class F-IO and Class A-IO Certificates as do prepayments of principal and are collectively referred to as "Prepayments".

                           Because the yield to the holders of the Class F-IO and Class A-IO Certificates is highly sensitive to rates of prepayment, it is advisable for potential investors in the Class F-IO and Class A-IO Certificates to consider carefully, and to make their own evaluation of, the effect of any particular assumption regarding the rates and timing of prepayments. In general, when interest rates decline, prepayments in a pool of receivables such as the Fixed Loans will increase as borrowers seek to refinance at lower rates. This will have the effect of reducing the future stream of payments available to an owner of an interest-only security based on such receivables pool, then adversely affecting such investor's yield. Conversely, when interest rates increase, prepayments will tend to decrease (because attractive refinancing opportunities are not available) and the future stream of payments available to such an owner of an interest-only security may not decline as rapidly as originally anticipated, thus positively affecting such investor's yield. See "Prepayment and Yield Considerations - Yield Sensitivity of the Class F-IO and Class A-IO Certificates" herein for other factors which may also influence prepayment rates.

                           Due to the cross-support feature of the Trust, as described above, the Class A-IO Certificates may experience a further reduction in yield due to the reallocation of collections from one Pool to another, and such reallocation's corresponding effect on such other Pool's Adjusted WAC.

                           Applicability of Credit Enhancement to the Class F-IO and Class A-IO Certificates. The credit enhancement features of the Trust includes provisions which subordinate the distributions on the Subordinate Certificates for each Payment Date for the purposes, inter alia, of funding the full amounts due on each Class of the Senior Certificates, including the Class F-IO and Class A-IO Certificates, on each Distribution Date. In general, the protection afforded by such features is for credit risk and not for prepayment risk. The credit enhancement features do not, guarantee or insure that any particular rate of prepayment is experienced by the Trust.

                           Accrual of "Original Issue Discount." The Class F-IO and Class A-IO Certificates will be issued with "original issue discount" within the meaning of the Code. As a result, in certain rapid prepayment environments the effect of the rules governing the accrual of original issue discount may require holders of the Class F-IO and Class A-IO Certificates to accrue original issue discount at a rate in excess of the rate at which distributions are received by such holders. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

Advances                   On each Servicer Remittance Date, the Servicer will
                             be required to advance funds (each, a "Delinquency Advance") to cover any scheduled payment of interest and principal due on a Mortgage Loan during the related Due Period that was not received on a timely basis by the Servicer for a reason other than prepayment of such Loan; provided,
                                                                 --------
                             however, that the Servicer will not be required to
                             -------
                             make any such Delinquency Advance if it determines in reasonable good faith that such Delinquency Advance would not be recoverable from collections with respect to such Mortgage Loan. Which determination shall be evidenced by delivery to the Trustee of an officer's certificate to such effect. The Back-Up Servicer, as successor servicer, will be obligated to make Delinquency Advances unless it determines reasonably and in good faith that such Delinquency Advances would not be recoverable. Delinquency Advances by the Servicer and the Back-Up Servicer will add to the funds available for distribution to the Certificateholders, but the Servicer and the Back-Up Servicer will be entitled to reimbursement for such Delinquency Advances from subsequent payments on the Loans or amounts held in the Collection Account.

Payments
on Loans                   All payments on the Loans will be made by the
                             Obligors to a lock-box account established at Bank of America Oregon, N.A. (the "Lock-box Account"). On each business day, appropriate amounts on deposit in the Lock-box Account will be transferred to the Collection Account. The Servicer will be entitled to the investment income with respect to all amounts on deposit in the Collection Account, and will be responsible for all losses on investments thereon.

Servicing of
the Loans                  Pursuant to the Pooling and Servicing Agreement, the
                             Servicer will be responsible for servicing, managing and collecting the Mortgage Loans. The Servicer will carry out such servicing activities in accordance with industry servicing standards. In certain limited circumstances, Wilshire Servicing Corporation may be removed as Servicer, in which event the Back-Up Servicer will be appointed as successor servicer, subject to the terms of the Pooling and Servicing Agreement. The Servicer and the Trustee will be responsible for certain administrative functions including, without limitation, preparing certain reports and computing the amounts owing to the Offered Certificateholders.

                          On each Distribution Date the Servicer will receive a
                           monthly servicing fee (the "Servicing Fee") equal to one-twelfth of 0.375% times the outstanding principal balance of the Mortgage Loans as of the beginning of the related Due Period, but only to the extent of interest collections on the related Mortgage Loans.

Use of
Proceeds                   The net proceeds from the sale of the Certificates
                             will be used by the Depositor to acquire the Loans from the Seller, and to pay certain expenses in connection with the offering.

Mandatory
Repurchases
of Loans                   Wilshire and certain of its affiliates will make
                             certain representations and warranties with respect to the Mortgage Loans conveyed to the Trust. Wilshire or such affiliates will be obligated to repurchase a Loan sold by it at a price equal to the then outstanding principal balance and accrued and unpaid interest thereon, together with any outstanding Advances (the "Repurchase Price") if the value of, or the interest of the Trust in, such Mortgage Loan is materially and adversely affected by the breach of such representations and warranties, or by the breach of a covenant to cooperate with the Trustee in respect of taking certain necessary additional actions to evidence the transfer of the Loans to the Trust, subject to certain grace periods.

Optional
Termination               Wilshire Servicing Corporation ("Wilshire") and its
                           affiliates will have the option, subject to certain conditions, to cause the early termination of the Trust and thereby cause early repayment of the Certificates on any Distribution Date on which the aggregate outstanding principal balance of the Loans held by the Trust is reduced to 10% or less of the aggregate outstanding principal balance of such Loans as of the Cut-Off Date.

Certain Federal Income Tax
Consequences              For federal income tax purposes, one or more elections
                            will be made to treat certain assets of the Trust
                           Fund as a "real estate mortgage investment conduit" (a "REMIC"). The Senior Certificates, and the Subordinate Certificates will be designated as "regular interests" issued by a REMIC and will be treated as debt instruments issued by a REMIC for federal income tax purposes. The Residual Certificates will be designated as the "residual interest" in a REMIC. Holders of Offered Certificates, including Holders that generally report income on the cash method of accounting, will be required to include interest on the Offered Certificates in income in accordance with the accrual method of accounting. In general, as a result of being "regular interests" in a REMIC, the Offered Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Code, "regular . . . interest(s) in a REMIC" under Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c) of the Code in the same proportion that the assets in the REMIC consist of qualifying assets under such Sections. In addition, as a result of being "regular interests" in a REMIC, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c) of the Code to the extent that such Senior Certificates are treated as "real estate assets" under Section 856(c) of the Code. See "Certain Federal Income Tax Consequences."

ERISA
Considerations            The Offered Certificates are not generally eligible
                           for purchase by employee benefit plans that are subject to ERISA.

Ratings                   It is a condition to the original issuance of the
                           Certificates that they receive the following ratings from Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("DCR").

Class                         Moody's Rating     Fitch Rating      DCR Rating
-----                         --------------     ------------      ----------
A-1                                 Aaa               AAA              AAA
PO                                  Aaa               AAA              AAA
F-IO                                Aaa               AAA              AAA
A-IO                                Aaa               AAA              AAA
A-2-A                               Aaa               AAA              AAA
A-2-B                               Aaa               AAA              AAA
A-2-C                               Aaa               AAA              AAA
M-1                                 Aa2               AA               AA
M-2                                 A2                 A                A
B-1                                Baa2
B-2                                 Ba2
B-3                                 B2


                          Such ratings assess the likelihood of timely payment
                           of interest and the ultimate payment of principal to the Certificateholders. There is no assurance that any rating will not be lowered or withdrawn if, in the judgement of the assigning entity, circumstances in the future so warrant.

                          The ratings assigned to the Class A-2-A, Class A-2-B
                           and Class A-2-C Certificates relate, with respect to interest, only to the payment of such interest at the lesser of the related Formula Rate and the related Net Funds Cap Rate (i.e., at the related Pass-Through
                                               ----
                           Rate) and do not address the likelihood that such Certificates will receive interest based solely on the applicable Formula Rate.

                           Ratings of the Class F-IO and Class A-IO
                           Certificates. Ratings which are assigned to securities such as the Class F-IO Certificates generally value the ability of the issuer (i.e. the Trust) to make payments, as required by such securities. The amounts distributable on the Class F-IO and Class A-IO Certificates consist only of interest. In general, the ratings of such Certificates address only credit risk and not prepayment risk. See "Ratings" and "Summary of Terms-Nature of Class F-IO and Class A-IO Certificates" herein.

Legal Investment
Considerations            The Class A, Class F-IO, Class A-IO, Class PO and
                           Class M-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). The Class M-2, Class M-3, Class B-1, Class B-2 and

                           Class B-3 will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in comparably rated securities may not legally be authorized to invest in the Class M-2, Class M-3, Class B-1, Class B-2 or Class B-3 Certificates.

                                 FLOW OF FUNDS

PAYMENTS ON THE CLASS A CERTIFICATES

   Section X.     FLOW OF FUNDS.
                  -------------

   On each Distribution Date the Trustee shall distribute the Available Funds as follows:

   (i)  first, from the Available Funds, the Senior Interest Distribution
        -----
          Amount, pari passu, as follows:
                  ---- -----

          (a) to the Class A-1 Certificateholders, the Class A-1 Interest Distribution Amount;

          (b) to the Class A-2-A Certificateholders, the Class A-2-A Interest Distribution Amount;

          (c) to the Class A-2-B Certificateholders, the Class A-2-B Interest Distribution Amount;

          (d) to the Class A-2-C Certificateholders, the Class A-2-C Interest Distribution Amount;

          (e) to the Class F-IO Certificateholders, the Class F-IO Interest Distribution Amount;

          (f) to the Class A-IO Certificateholders, the Class A-IO Interest Distribution Amount;

   (ii)   second, from the Class PO Distribution Amount, the Class PO Principal
          ------
          Distribution Amount;

   (iii)  third, from the Senior Scheduled Principal Distribution Amount, the
          -----
          following amounts, pari passu:
                             ----------

          (a) to the Class A-1 Certificateholders, the lesser of (x) the Class A-1 Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class A-1 Principal Balance to zero;

          (b) to the Class A-2-A Certificateholders, the lesser of (x) the Class A-2-A Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class A-2-A Principal Balance to zero;

          (c) to the Class A-2-B Certificateholders, the lesser of (x) the Class A-2-B Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class A-2-B Principal Balance to zero;

          (d) to the Class A-2-C Certificateholders, the lesser of (x) the Class A-2-C Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class A-2-C Principal Balance to zero;

   (iv)   fourth, from the Senior Unscheduled Principal Distribution Amount, the
          ------
          following amounts, in the following order of priority:

          (a)  first, the following amounts, pari passu:
               -----                         ---- -----

               (1) to the Class A-1 Certificateholders, the lesser of (x) the Class A-1 Unscheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class A-1 Principal Balance to zero;

               (2) to the Class A-2-A Certificateholders, the lesser of (x) the Class A-2-A Unscheduled Principal Distribution Amount and
                    (y) the amount necessary to reduce the Class A-2-A Principal Balance to zero;

               (3) to the Class A-2-B Certificateholders, the lesser of (x) the Class A-2-B Unscheduled Principal Distribution Amount and
                    (y) the amount necessary to reduce the Class A-2-B Principal Balance to zero;

               (4) to the Class A-2-C Certificateholders, the lesser of (x) the Class A-2-C Unscheduled Principal Distribution Amount and
                    (y) the amount necessary to reduce the Class A-2-C Principal Balance to zero;

        (b)    second, the Shifted Unscheduled Principal Distribution Amount
               ------
               shall be paid in the following order of priority:

               (1) if the Class A-1 Principal Balance is greater than zero (after taking into account any reductions thereof resulting from the application of amounts described in clauses X(iii)(a) and X(iv)(a)(1) above), to the Class A-1 Certificateholders, the lesser of (x) the Shifted Unscheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class A-1 Principal Balance to zero;

               (2) if the Class A-1 Principal Balance is zero (after taking into account any reductions thereof resulting from the applications of amounts described in clauses X(iii)(a) and X(iv)(a)(1) preceding), the Unscheduled Principal Distribution Amount (less, on the Distribution Date on which the Class A-1 Principal Balance is reduced to zero, any portion thereof described in clause X(iv)(b)(1) preceding) to the Holders of the Class A-2-A, Class A-2-B and Class A-2-C Certificates, the lesser of (x) the Shifted Unscheduled Principal Distribution Amount and (y) the amount necessary to reduce the sum of the Class A-2-A Principal Balance, the Class A-2-B Principal Balance and the Class A-2-C Principal Balance to zero, the following amounts, pro rata:
                                                            --- ----

                    (x)  to the Class A-2-A Certificateholders, the lesser of
                         (i) the Class A-2-A Shifted Unscheduled Principal Distribution Amount and (ii) the amount necessary to reduce the Class A-2-A Principal Balance to zero;

                    (y)  to the Class A-2-B Certificateholders, the lesser of
                         (i) the Class A-2-B Shifted Unscheduled Principal Distribution Amount and (ii) the amount necessary to reduce the Class A-2-B Principal Balance to zero; and

                    (z)  to the Class A-2-C Certificateholders, the lesser of
                         (i) the Class A-2-C Shifted Unscheduled Principal Distribution Amount and (ii) the amount necessary to reduce the Class A-2-C Principal Balance to zero;

     (v)  fifth, from the Subordinate Interest Distribution Amount, the
          -----
          following amounts, in the following order of priority:

          (a) to the Class M-1 Certificateholders, the Class M-1 Interest Distribution Amount;

          (b) to the Class M-2 Certificateholders, the Class M-2 Interest Distribution Amount;

          (c) to the Class M-3 Certificateholders, the Class M-3 Interest Distribution Amount;

          (d) to the Class B-1 Certificateholders, the Class B-1 Interest Distribution Amount;

          (e) to the Class B-2 Certificateholders, the Class B-2 Interest Distribution Amount;

          (f) to the Class B-3 Certificateholders, the Class B-3 Interest Distribution Amount;

  (vi)    sixth, to the Class M-1 Certificateholders, the lesser of (x) the
          -----
          Class M-1 Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class M-1 Principal Balance to zero;

   (vii)  seventh, to the Class M-1 Certificateholders, the lesser of (I) the
          -------
          Class M-1 Unscheduled Principal Distribution Amount and (II) the amount necessary to reduce the Class M-1 Principal Balance (after taking into account any reductions therein resulting from the application of amounts described in clause (vi) above) to zero;

 (viii)   eighth, to the Class M-2 Certificateholders, the lesser of (x) the
          ------
          Class M-2 Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class M-2 Principal Balance to zero;

 (ix)     ninth, if the Class M-2 Certificates are an Eligible Subordinate Class
          -----
          as of such Distribution Date,to the Class M-2 Certificateholders, the lesser of (I) the Class M-2 Unscheduled Principal Distribution Amount and (II) the amount necessary to reduce the Class M-2 Principal Balance (after taking into account any reductions therein resulting from the application of amounts described in clause (viii) above) to zero;

 (x)      tenth, to the Class M-3 Certificateholders, the lesser of (x) the
          -----
          Class M-3 Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class M-3 Principal Balance to zero;

 (xi)     eleventh, if the Class M-3 Certificates are an Eligible Subordinate
          --------
          Class as of such Distribution Date, to the Class M-3
          Certificateholders, the lesser of (I) the Class M-3 Unscheduled Principal Distribution Amount and (II) the amount necessary to reduce the Class M-3 Principal Balance (after taking into account any reductions therein resulting from the application of amounts described in clause (x) above) to zero;

 (xii)    twelfth, to the Class B-1 Certificateholders, the lesser of (x) the
          -------
          Class B-1 Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class B-1 Principal Balance to zero;

 (xiii)   thirteenth, if the Class B-1 Certificates are an Eligible
          ----------
          Subordinate Class as of such Distribution Date, to the Class B-1 Certificateholders, the lesser of (I) the Class B-1 Unscheduled Principal Distribution Amount and (II) the amount necessary to reduce the Class B-1 Principal Balance (after taking into account any reductions therein resulting from the application of amounts described in clause (xii) above) to zero;

 (xiv)    fourteenth, to the Class B-2 Certificateholders, the lesser of (x)
          ----------
          the Class B-2 Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class B-2 Principal Balance to zero;

 (xv)     fifteenth, if the Class B-2 Certificates are an Eligible Subordinate
          ---------
          Class as of such Distribution Date, to the Class B-2 Certificateholders, the lesser of (I) the Class B-2 Unscheduled Principal Distribution Amount and (II) the amount necessary to reduce the Class B-2 Principal Balance (after taking into account any reductions therein resulting from the application of amounts described in clause (xiv) above) to zero;

 (xvi)  sixteenth, to the Class B-3 Certificateholders, the lesser of (x)
        ---------
        the Class B-3 Scheduled Principal Distribution Amount and (y) the amount necessary to reduce the Class B-3 Principal Balance to zero; and

 (xvii) seventeenth, if the Class B-3 Certificates are an Eligible
        -----------
        Subordinate Class as of such Distribution Date, to the Class B-3 Certificateholders, the lesser of (I) the Class B-3 Unscheduled Principal Distribution Amount and (II) the amount necessary to reduce the Class B-3 Principal Balance (after taking into account any reductions therein resulting from the application of amounts described in clause (xvi) above) to zero.

 SECTION Y ALLOCATION OF REALIZED LOSSES.

   On each Distribution Date, following the application of the Available Funds as described above, and after taking into account such application, the Aggregate Realized Loss Amount, if any, with respect to the related Collection Period shall be allocated as a reduction in the Aggregate Certificate Principal Balance, as follows:

   (i) if the Class R Amount is greater than zero, as a reduction in the Class R Amount, until the Class R Amount has been reduced to zero;

   (ii) if the Class B-3 Principal Balance is greater than zero, any remaining amount of the Aggregate Realized Loss Amount, after taking into account any portion thereof previously allocated on such Distribution Date, as described in clause (i) preceding, as a reduction in the Class B-3 Principal Balance until the Class B-3 Principal Balance has been reduced to zero;

   (iii) if the Class B-2 Principal Balance is greater than zero, any remaining amount of the Aggregate Realized Loss Amount, after taking into account any portion thereof previously allocated on such Distribution Date, as described in clauses (i) -(ii) preceding, as a reduction in the Class B-2 Principal Balance until the Class B-2 Principal Balance has been reduced to zero;

   (iv) if the Class B-1 Principal Balance is greater than zero, any remaining amount of the Aggregate Realized Loss Amount, after taking into account any portion thereof previously allocated on such Distribution Date, as described in clauses (i) - (iii) preceding, as a reduction in the Class B-1 Principal Balance until the Class B-1 Principal Balance has been reduced to zero;

   (v) if the Class M-3 Principal Balance is greater than zero, any remaining amount of the Aggregate Realized Loss Amount, after taking into account any portion thereof previously allocated on such Distribution Date, as described in clauses (i) - (iv) preceding, as a reduction in the Class M-3 Principal Balance until the Class M-3 Principal Balance has been reduced to zero;

   (vi) if the Class M-2 Principal Balance is greater than zero, any remaining amount of the Aggregate Realized Loss Amount, after taking into account any portion thereof previously allocated on such Distribution Date, as described in clauses (i) - (v) preceding, as a reduction in the Class M-2 Principal Balance until the Class M-2 Principal Balance has been reduced to zero;

   (vii) if the Class M-1 Principal Balance is greater than zero, any remaining amount of the Aggregate Realized Loss Amount, after taking into account any portion thereof previously allocated on such Distribution Date, as described in clauses (i) -(vi) preceding, as a reduction in the Class M-1 Principal Balance until the Class M-1 Principal Balance has been reduced to zero; and

   (viii) if the Senior Principal Balance is greater than zero, any remaining amount of the Aggregate Realized Loss Amount after taking into account any portion thereof previously allocated on such Distribution Date, as described in clauses (i) through (vii) preceding, (the "Remaining Aggregate Realized Loss Amount") as a reduction in the Senior Principal Balance until the Senior Principal Balance has been reduced to zero, such reduction to be applied:

             (a) as a reduction in the Class A-1 Principal Balance in an amount equal to the product of (x) the Remaining Aggregate Realized Loss Amount and (y) a fraction, the numerator of which is the Class A-1 Principal Balance and the denominator of which is the Senior Principal Balance;

             (b) as a reduction in the Class A-2-A Principal Balance in an amount equal to the product of (x) the Remaining Aggregate Realized Loss Amount and (y) a fraction, the numerator of which is the Class A-2-A Principal Balance and the denominator of which is the Senior Principal Balance;

             (c) as a reduction in the Class A-2-B Principal Balance in an amount equal to the product of (x) the Remaining Aggregate Realized Loss Amount and (y) a fraction, the numerator of which is the Class A-2-B Principal Balance and the denominator of which is the Senior Principal Balance; and

             (d) as a reduction in the Class A-2-C Principal Balance in an amount equal to the product of (x) the Remaining Aggregate Realized Loss Amount and (y) a fraction, the numerator of which is the Class A-2-C Principal Balance and the denominator of which is the Senior Principal Balance;

                                  DEFINITIONS

   RELATED DEFINITIONS.

   "A-2-A Pool II Fraction" means, with respect to any Distribution Date, the
    ----------------------
percentage equivalent of a fraction, the numerator of which is the lesser of (x)
                                     -------------------------
the Pool II Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (y) the Class A-2-A Principal Balance immediately prior to such Distribution Date and the denominator of which is the Pool II Pool Balance as of the end of the
    ------------------------
second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date).

   "A-2-B Pool III Fraction" means, with respect to any Distribution Date, the
    -----------------------
percentage equivalent of a fraction, the numerator of which is the lesser of (x)
                                     -------------------------
the Pool III Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (y) the Class A-2-B Principal Balance immediately prior to such Distribution Date and the denominator of which is the Pool III Pool Balance as of the end of
         ------------------------
the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date).

   "A-2-C Pool IV Fraction" means, with respect to any Distribution Date, the
    ----------------------
percentage equivalent of a fraction, the numerator of which is the lesser of (x)
                                     -------------------------
the Pool IV Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (y) the Class A-2-C Principal Balance immediately prior to such Distribution Date and the denominator of which is the Pool IV Pool Balance as of the end of the
    ------------------------
second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date).

   "Adjusted Arm Gross WAC" means, with respect to any Distribution Date, the
    ----------------------
percentage equivalent of a fraction, the numerator of which is the sum of (i)
                                     -------------------------
the product of (x) the Pool II Gross WAC and (y) the excess of (1) the Pool II Pool Balance as of the end of the second preceding Collection Period over (2) the Extra Pool II Amount plus (ii) the product of (x) the Pool III Gross WAC and
                         ----
(y) the excess of (1) the Pool III Pool Balance as of the end of the second preceding Collection Period over (2) the Extra Pool III Amount plus (iii) the
                                                               ----
product of (x) the Pool IV Gross WAC and (y) the excess of (1) the Pool IV Pool Principal Balance as of the end of the second preceding Collection Period over
(2) the Extra Pool IV Amount plus (iv) the product of (x) the Cross-Support
                             ----
Gross WAC and (y) the sum of (1) the Pool II Deficit, (2) the Pool III Deficit and (3) the Pool IV Deficit and the denominator of which is (x) the sum of the
                                ---------------------------
Pool II Pool Balance as of the end of the second preceding Collection Period, the Pool III Pool Balance as of the end of the second preceding Collection Period and the Pool IV Balance as of the end of the second preceding Collection Period minus (y) the sum of the Extra Pool II Amount, the Extra Pool III Amount
       -----
and the Extra Pool IV Amount plus (z) the sum of the Pool II Deficit, the Pool
                             ----
III Deficit and the Pool IV Deficit.

   "Adjusted Fixed Unscheduled Principal" means, with respect to any
    ------------------------------------
Distribution Date, the sum of (i) the product of (x) the aggregate of all Unscheduled Principal Collections with respect to the Pool I Loans (other than the PO Portion of any Discount Loan) included in the related Servicer Remittance Amount and (y) a fraction, the numerator of which is the Fixed Supporting Fixed Amount and the denominator of which is the Pool I Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (ii) the product of (x) the Cross-Support Unscheduled Principal Distribution Amount and (y) a fraction, the numerator of which is the ARM Supporting Fixed Amount and the denominator of which is the Collateral Amount Available for Cross-Support.

   "Adjusted Pool I Gross WAC" means, with respect to any Distribution Date, the
    -------------------------
percentage equivalent of a fraction, the numerator of which is the sum of (i)
                                     ----------------------
the product of (x) Pool I Gross WAC and (y) the Fixed Supporting Fixed Amount and (ii) the product of (x) the Cross-Support Gross WAC and (y) the ARM Supporting Fixed Amount and the denominator of which is the sum of (A) the Fixed
                            ------------------------
Supporting Fixed Amount and (B) the ARM Supporting Fixed Amount.

   "Adjusted Pool II Gross WAC" means, with respect to any Distribution Date,
    --------------------------
the percentage equivalent of a fraction, the numerator of which is the sum of
                                         ----------------------
(i) the product of (x) the Pool II Gross WAC and (y) the Pool II Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (ii) the product of (x) the Cross-Support Gross WAC and (y) the Pool II Collateral Deficit and the
                                                                   ---
denominator of which is the sum of (A) the Pool II Pool Balance as of the end of
--------------------
the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (B) the Pool II Collateral Deficit.

   "Adjusted Pool III Gross WAC" means, with respect to any Distribution Date,
    ---------------------------
the percentage equivalent of a fraction, the numerator of which is the sum of
                                         ----------------------
(i) the product of (x) the Pool III Gross WAC and (y) the Pool III Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (ii) the product of (x) the Cross-Support Gross WAC and (y) the Pool III Collateral Deficit and the
                                                                        ---
denominator of which is the sum of (A) the Pool III Pool Principal Balance as of
--------------------
the end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (B) the Pool III Collateral Deficit.

   "Adjusted Pool IV Gross WAC" means, with respect to any Distribution Date,
    --------------------------
the percentage equivalent of a fraction, the numerator of which is the sum of
                                         ----------------------
(i) the product of (x) the Pool IV Gross WAC and (y) the Pool IV Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (ii) the product of (x) the Cross-Support Gross WAC and (y) the Pool IV Collateral Deficit and the
                                                                   ---
denominator of which is the sum of (A) the Pool IV Principal Balance as of the
--------------------
end of the second preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (B) the Pool IV Collateral Deficit.

   "Advance Payment" means, with respect to any Mortgage Loan, a payment
    ---------------
received from the related Mortgagor and intended as an early payment of one or more (but not more than three) upcoming Monthly Mortgage payments.

   "Aggregate Certificate Principal Balance" means, as of any date, the sum of
    ---------------------------------------
the Class A-1 Principal Balance, the Class PO Principal Balance, the Class A-2-A Principal Balance, the Class A-2-B Principal Balance, the Class A-2-C Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class M-3 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, and the Class B-3 Principal Balance as of such date.

   "Aggregate Class A-2 Principal Balance" means, as of any date, the sum of the
    -------------------------------------
Class A-2-A of Principal Balance, the Class A-2-B Principal Balance and the Class A-2-C Principal Balance as of such date.

   "Aggregate Fixed Rate Certificate Principal Balance" means, as of any date,
    --------------------------------------------------
the sum of the Class A-1 Principal Balance and the Aggregate Subordinate Certificate Principal Balance as of such date.

   "Aggregate Realized Loss Amount" means, with respect to any Distribution
    ------------------------------
Date, the aggregate amount of Realized Losses posted by the Servicer with respect to the Mortgage Loans during the related Collection Period.

   "Aggregate Subordinate Certificate Principal Balance" means, as of any date,
    ---------------------------------------------------
the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class M-3 Principal Balance, the Class B-2 Principal Balance, the Class B-2 Principal Balance and the Class A-3 Principal Balance as of such date.

   "ARM Collateral Deficit" means, with respect to any Distribution Date, the
    ----------------------
sum of the Pool II Collateral Deficit, the Pool III Collateral Deficit and the Pool IV Collateral Deficit.

   "ARM Pool Principal Balance" means, as of any date, the sum of the Pool II
    --------------------------
Pool Principal Balance, the Pool III Pool Balance and Pool IV Pool Balance as of such date.

   "ARM Supporting Fixed Amount" means, with respect to any Distribution Date,
    ---------------------------
the excess, if any, of (x) the ARM Pool Principal Balance as of the end of the second preceding Collection Period over (y) the Aggregate Class A-2 Principal Balance immediately prior to such Distribution Date.

   "ARM Supporting Floating Amount" means, with respect to any Distribution
    ------------------------------
Date, the lesser of (x) the Aggregate Class A-2 Principal Balance immediately prior to such Distribution Date and (y) the ARM Pool Principal Balance as of the end of the second preceding Collection Period.

   "Available Funds" means, with respect to any Distribution Date, the amount of
    ---------------
the Servicer Remittance Amount transferred from the Collection Account to the Certificate Account on the related Servicer Remittance Date.

   "Class A-1 Formula Interest Current Amount" means, with respect to any
    -----------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class A-1 Pass-Through Rate and (y) the Class A-1 Principal Balance immediately prior to such Distribution Date.

   "Class A-1 Formula Interest Distribution Amount" means, with respect to any
    ----------------------------------------------
Distribution Date, the sum of (i) the Class A-1 Formula Interest Current Amount and (ii) the Class A-1 Interest Shortfall Amount.

   "Class A-1 Interest Distribution Amount" means, with respect to any
    --------------------------------------
Distribution Date, the lesser of (x) the Class A-1 Formula Interest Distribution Amount and (y) the product of (i) the Senior Formula Interest Distribution Amount and (ii) a fraction, the numerator of which is the Class A-1 Formula Interest Distribution Amount and the denominator of which is the Senior Formula Interest Distribution Amount.

   "Class A-1 Interest Shortfall Amount" means, with respect to any Distribution
    -----------------------------------
Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class A-1 Formula Interest Current Amounts due on all prior Distribution Dates over
                                                                         ----
(y) the aggregate, cumulative amount distributed to the Class A-1 Certificateholders on all prior Distribution Dates pursuant to Section X(i)(a) hereof.

   "Class A-1 Pass-Through Rate" means [   ]% per annum.
    ---------------------------

   "Class A-1 Principal Balance" means, as of any date, the Original Class A-1
    ---------------------------
Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(iii)(a) hereof prior to such date, (ii) amounts described in
Section X(iv)(a)(i) hereof prior to such date, (iii) amounts described in
Section X(iv)(b)(i) hereof prior to such date and (iv) amounts described in Section Y(viii)(a) hereof prior to such date.

   "Class A-1 Scheduled Principal Distribution Amount" means, with respect to
    -------------------------------------------------
any Distribution Date, the product of

        (A)  the sum of (i) the product of (x) a fraction, the numerator of
                                                           ----------------
     which is the Fixed Supporting Fixed Amount and the denominator of which is
     -----
     the Pool I Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date with respect to the first Distribution
     Date) and (y) the aggregate Scheduled Principal Collections with respect to the Pool I Loans during (other than the PO Portion of any Discount Loan) the related Collection Period and (ii) the product of (x) a fraction, the
                                                                           ---
     numerator of which is the ARM Supporting Fixed Amount and the denominator
     ------------------                                        ---------------
     of which is the Collateral Amount Available for Cross-Support and (y) the
     --------
     Collateral Amount for Cross-Support Scheduled Principal Distribution Amount; and

        (B)  a fraction, the numerator of which is (i) the Class A-1 Principal
                         -------------------------
     Balance immediately prior to such Distribution Date and (ii) the sum of the Class A-1 Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class M-3 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance immediately prior to such Distribution Date.

   "Class A-1 Unscheduled Principal Distribution Amount" means, with respect to
    ---------------------------------------------------
any Distribution Date, the product of

        (A) the sum of (i) the product of (x) a fraction, the numerator of which
                                                          ----------------------
     is the Fixed Supporting Fixed Amount and the denominator of which is the Pool I Pool Principal Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date with respect to the first Distribution Date) and (y) the aggregate Unscheduled Principal Collections with respect to the Pool I Loans (other than the PO Portion of any Discount
     Loan) during the related Collection Period and (ii) the product of (x) a fraction, the numerator of which is the ARM Supporting Fixed Amount and the
               ----------------------                                        ---
     denominator of which is the Collateral Amount Available for Cross-Support
     --------------------
     and (y) the Collateral Amount for Cross-Support Unscheduled Principal Distribution Amount; and

        (B)  a fraction, the numerator of which is (i) the Class A-1 Principal
                         -------------------------
     Balance immediately prior to such Distribution Date and (ii) the sum of the Class A-1 Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class M-3 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance immediately prior to such Distribution Date.

   "Class A-2 Principal Balance" means, as of any date, the sum of the Class A-
    ---------------------------
2-A Principal Balance, the Class A-2-A Principal Balance, the Class A-2-B Principal Balance and the Class A-2-C Principal Balance as of such date.

   "Class A-2-A Formula Interest Current Amount" means, with respect to any
    -------------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class A-2-A Pass-Through Rate applicable to such Distribution Date and (y) the Class A-2-A Principal Balance immediately prior to such Distribution Date.

   "Class A-2-A Formula Interest Distribution Amount" means, with respect to any
    ------------------------------------------------
Distribution Date, the sum of (i) the Class A-2-A Formula Interest Current Amount and (ii) the Class A-2-A Interest Shortfall Amount.

   "Class A-2-A Interest Distribution Amount" means, with respect to any
    ----------------------------------------
Distribution Date, the lesser of (x) the Class A-2-A Formula Interest Distribution Amount and (y) the product of (i) the Senior Formula Interest Distribution Amount and (ii) a fraction, the numerator of which is the Class A-2-A Formula Interest Distribution Amount and the denominator of which is the Senior Formula Interest Distribution Amount.

   "Class A-2-A Interest Shortfall Amount" means, with respect to any
    -------------------------------------
Distribution Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class A-2-A Formula Interest Current Amounts due on all prior Distribution Dates over (y) the aggregate, cumulative amount distributed to the
                   ----
Class A-2-A Certificateholders on all prior Distribution Dates pursuant to
Section X(i)(b) hereof.

   "Class A-2-A Pass-Through Rate" means, with respect to any Distribution Date,
    -----------------------------
a per annum rate equal to the lesser of (x) the Pool II Gross WAC for such
Distribution Date less [   ]% and (y) the Adjusted Pool II Gross WAC for such
Distribution Date, less 0.395%.
                   ----

   "Class A-2-A Principal Balance" means, as of any date, the Original Class A-
    -----------------------------
2-A Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(iii)(b) hereof prior to such date, (ii) amounts described in Section X(iv)(a)(2) hereof prior to such date, (iii) amounts described in
Section X(iv)(b)(2)(x) hereof prior to such date and (iv) amounts described in Section Y(viii)(b) hereof prior to such date.

   "Class A-2-A Scheduled Principal Distribution Amount" means, with respect to
    ---------------------------------------------------
any Distribution Date, the sum of (x) the product of (i) the A-2-A Pool II Fraction and (2) the aggregate Scheduled Principal Collections with respect to the Pool II Loans during the related Collection Period and (y) the product of
(1) a fraction, the numerator of which is the Pool II Collateral Deficit and the
                ----------------------                                       ---
denominator of which is the Collateral Amount Available for Cross-Support and
--------------------
(2) the Collateral Amount Available for Cross-Support Scheduled Principal Distribution Amount.

   "Class A-2-A Unscheduled Principal Distribution Amount" means, with respect
    -----------------------------------------------------
to any Distribution Date, the sum of (x) the product of (i) the A-2-A Pool II Fraction and (2) the aggregate Unscheduled Principal Collections with respect to the Pool II Loans during the related Collection Period and (y) the product of
(1) a fraction, the numerator of which is the Pool II Collateral Deficit and the
                ----------------------                                       ---
denominator of which is the Collateral Amount Available for Cross-Support and
--------------------
(2) the Collateral Amount Available for Cross-Support Unscheduled Principal Distribution Amount.

   "Class A-2-B Formula Interest Current Amount" means, with respect to any
    -------------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class A-2-B Pass-Through Rate applicable to such Distribution Date and (y) the Class A-2-B Principal Balance immediately prior to such Distribution Date.

   "Class A-2-B Formula Interest Distribution Amount" means, with respect to any
    ------------------------------------------------
Distribution Date, the sum of (i) the Class A-2-B Formula Interest Current Amount and (ii) the Class A-2-B Interest Shortfall Amount.

   "Class A-2-B Interest Distribution Amount" means, with respect to any
    ----------------------------------------
Distribution Date, the lesser of (x) the Class A-2-B Formula Interest Distribution Amount and (y) the product of (i) the Senior Formula Interest Distribution Amount and (ii) a fraction, the numerator of which is the Class A-2-B Formula Interest Distribution Amount and the denominator of which is the Senior Formula Interest Distribution Amount.

   "Class A-2-B Interest Shortfall Amount" means, with respect to any
    -------------------------------------
Distribution Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class A-2-B Formula Interest Current Amounts due on all prior Distribution Dates over (y) the aggregate, cumulative amount distributed to the
                   ----
Class A-2-B Certificateholders on all prior Distribution Dates pursuant to
Section X(i)(c) hereof.

   "Class A-2-B Pass-Through Rate" means, with respect to any Distribution Date,
    -----------------------------
a per annum rate equal to the lesser of (x) the Pool III Gross WAC for such
Distribution Date less [   ]% and (y) the Adjusted Pool III Gross WAC for such
Distribution Date, less 0.395%.
                   ----

   "Class A-2-B Principal Balance" means, as of any date, the Original Class A-
    -----------------------------
2-B Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(iii)(c) hereof prior to such date, (ii) amounts described in Section X(iv)(a)(3) hereof prior to such date, (iii) amounts described in
Section X(iv)(b)(2)(y) hereof prior to such date and (iv) amounts described in Section Y(viii)(c) hereof prior to such date.

   "Class A-2-B Scheduled Principal Distribution Amount" means, with respect to
    ---------------------------------------------------
any Distribution Date, the sum of (x) the product of (1) the A-2-B Pool III Fraction and (2) the aggregate Scheduled Principal Collections with respect to the Pool III Loans during the related Collection Period and (y) the product of
(1) a fraction, the numerator of which is the Pool III Collateral Deficit and
                ----------------------
the denominator of which is the Collateral Amount Available for Cross-Support
------------------------
and (2) the Collateral Amount Available for Cross-Support Scheduled Principal Distribution Amount.

   "Class A-2-B Unscheduled Principal Distribution Amount" means, with respect
    -----------------------------------------------------
to any Distribution Date, the sum of (x) the product of (1) the A-2-B Pool III Fraction and (2) the aggregate Unscheduled Principal Collections with respect to the Pool III Loans during the related Collection Period and (y) the product of
(1) a fraction, the numerator of which is the Pool III Collateral Deficit and
                ----------------------
the denominator of which is the Collateral Amount Available for Cross-Support
------------------------
and (2) the Collateral Amount Available for Cross-Support Unscheduled Principal Distribution Amount.

   "Class A-2-C Formula Interest Current Amount" means, with respect to any
    -------------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class A-2-C Pass-Through Rate applicable to such Distribution Date and (y) the Class A-2-C Principal Balance immediately prior to such Distribution Date.

   "Class A-2-C Formula Interest Distribution Amount" means, with respect to any
    ------------------------------------------------
Distribution Date, the sum of (i) the Class A-2-C Formula Interest Current Amount and (ii) the Class A-2-C Interest Shortfall Amount.

   "Class A-2-C Interest Distribution Amount" means, with respect to any
    ----------------------------------------
Distribution Date, the lesser of (x) the Class A-2-C Formula Interest Distribution Amount and (y) the product of (i) the Senior Interest Distribution Amount and (ii) a fraction, the numerator of which is the Class A-2-C Formula Interest Distribution Amount and the denominator of which is the Senior Formula Interest Distribution Amount.

   "Class A-2-C Interest Shortfall Amount" means, with respect to any
    -------------------------------------
Distribution Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class A-2-C Formula Interest Current Amounts due on all prior Distribution Dates over (y) the aggregate, cumulative amount distributed to the
                   ----
Class A-2-C Certificateholders on all prior Distribution Dates pursuant to
Section X(i)(d) hereof.

   "Class A-2-C Pass-Through Rate" means, with respect to any Distribution Date,
    -----------------------------
a per annum rate equal to the lesser of (x) the Pool IV Gross WAC for such
Distribution Date less [   ]% and (y) the Adjusted Pool IV WAC for such
Distribution Date, less 0.395%.
                   ----

   "Class A-2-C Principal Balance" means, as of any date, the Original Class A-
    -----------------------------
2-C Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(iii)(d) hereof prior to such date, (ii) amounts described in Section X(iv)(a)(4) hereof prior to such date, (iii) amounts described in
Section X(iv)(b)(2)(z) hereof prior to such date and (iv) amounts described in Section Y(viii)(d) hereof prior to such date.

   "Class A-2-C Scheduled Principal Distribution Amount" means, with respect to
    ---------------------------------------------------
any Distribution Date, the sum of (x) the product of (1) the A-2-C Pool IV Fraction and (2) the aggregate Scheduled Principal Collections with respect to the Pool IV Loans during the related Collection Period and (y) the product of
(1) a fraction, the numerator of which is the Pool IV Collateral Deficit and the
                ----------------------                                       ---
denominator of which is the Collateral Amount Available for Cross-Support and
--------------------
(2) the Collateral Amount Available for Cross-Support Scheduled Principal Distribution Amount.

   "Class A-2-C Unscheduled Principal Distribution Amount" means, with respect
    -----------------------------------------------------
to any Distribution Date, the sum of (x) the product of (1) the A-2-C Pool IV Fraction and (2) the aggregate Unscheduled Principal Collections with respect to the Pool IV Loans during the related Collection Period and (y) the product of
(1) a fraction, the numerator of which is the Pool IV Collateral Deficit and the
                ----------------------                                       ---
denominator of which is the Collateral Amount Available for Cross-Support and
--------------------
(2) the Collateral Amount Available for Cross-Support Unscheduled Principal Distribution Amount.

   "Class A-IO Formula Interest Current Amount" means, with respect to any
    ------------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class A-IO Pass-Through Rate and (y) the Class A-IO Notional Principal Balance.

   "Class A-IO Formula Interest Distribution Amount" means, with respect to any
    -----------------------------------------------
Distribution Date, the sum of (i) the Class A-IO Formula Interest Current Amount and (ii) the Class A-IO Interest Shortfall Amount.

   "Class A-IO Interest Distribution Amount" means, with respect to any
    ---------------------------------------
Distribution Date, the lesser of (x) the Class A-IO Formula Interest Distribution Amount and (y) the product of (i) the Senior Interest Distribution Amount and (ii) a fraction, the numerator of which is the Class A-IO Formula Interest Distribution Amount and the denominator of which is the Senior Formula Interest Distribution Amount.

   "Class A-IO Interest Shortfall Amount" means, with respect to any
    ------------------------------------
Distribution Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class A-IO Formula Interest Current Amounts due on all prior Distribution Dates over (y) the aggregate, cumulative amount distributed to the Class A-IO
      ----
Certificateholders on all prior Distribution Dates pursuant to Section X(i)(f) hereof.

   "Class A-IO Pass-Through Rate" means, with respect to any Distribution Date,
    ----------------------------
a per annum rate equal to the Adjusted ARM Gross WAC with respect to such Distribution Date less the weighted average of the Class A-2-A Pass-Through
                  ----
Rate, the Class A-2-B Pass-Through Rate and the Class A-2-C Pass-Through Rate for such Distribution Date, less 0.395%.
                            ----

   "Class B-1 Formula Interest Current Amount" means, with respect to any
    -----------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class B-1 Pass-Through Rate applicable to such Distribution Date and (y) the Class B-1 Principal Balance immediately prior to such Distribution Date.

   "Class B-1 Formula Interest Distribution Amount" means, with respect to any
    ----------------------------------------------
Distribution Date, the sum of (i) the Class B-1 Formula Interest Current Amount and (ii) the Class B-1 Interest Shortfall Amount.

   "Class B-1 Interest Distribution Amount" means, with respect to any
    --------------------------------------
Distribution Date, the lesser of (x) the Class B-1 Formula Interest Distribution Amount and (y) the excess of (i) the Subordinate Interest Distribution Amount over (ii) the sum of the Class M-1 Interest Distribution Amount, the Class M-2 Interest Distribution Amount and the Class M-3 Interest Distribution Amount.

   "Class B-1 Interest Shortfall Amount" means, with respect to any Distribution
    -----------------------------------
Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class B-1 Formula Interest Current Amounts due on all prior Distribution Dates over
                                                                         ----
(y) the aggregate, cumulative amount distributed to the Class B-1 Certificateholders on all prior Distribution Dates pursuant to Section X(v)(d) hereof.

   "Class B-1 Pass-Through Rate" means, with respect to any Distribution Date, a
    ---------------------------
per annum rate equal to the Adjusted Pool I Gross WAC for such Distribution Date, less 0.395%.
      ----

   "Class B-1 Percentage" means, with respect to any Distribution Date, the
    --------------------
percentage equivalent of a fraction, the numerator of which is the Class B-1 Principal Balance immediately prior to such Distribution Date and the denominator of which is the Aggregate Subordinate Certificate Principal Balance immediately prior to such Distribution Date.

   "Class B-1 Principal Balance" means, as of any date, the Original Class B-1
    ---------------------------
Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(xii) hereof prior to such date, (ii) amounts described in Section X(xii) hereof, prior to such date and (iii) amounts described in Section Y(iv) hereof prior to such date.

   "Class B-1 Scheduled Principal Distribution Amount" means, with respect to
    -------------------------------------------------
any Distribution Date, the product of (X) the Class B-1 Percentage applicable to such Distribution Date and (y) the Remaining Scheduled Principal Distribution Amount.

   "Class B-1 Unscheduled Principal Distribution Amount" means: (x) with respect
    ---------------------------------------------------
to any Distribution Date on which the Class B-1 Certificates are not an Eligible Subordinate Class, zero; (y) with respect to any Distribution Date on which the Class B-1 Certificates are an Eligible Subordinate Class, the product of (i) the Subordinate Unscheduled Principal Distribution Amount and (ii) a fraction, the numerator of which is the Class B-1 Principal Balance and the denominator is the aggregate Certificate Principal Balances of all Eligible Subordinate Classes.

   "Class B-2 Formula Interest Current Amount" means, with respect to any
    -----------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class B-2 Pass-Through Rate applicable to such Distribution Date and (y) the Class B-2 Principal Balance immediately prior to such Distribution Date.

   "Class B-2 Formula Interest Distribution Amount" means, with respect to any
    ----------------------------------------------
Distribution Date, the sum of (i) the Class B-2 Formula Interest Current Amount and (ii) the Class B-2 Interest Shortfall Amount.

   "Class B-2 Interest Distribution Amount" means, with respect to any
    --------------------------------------
Distribution Date, the lesser of (x) the Class B-2 Formula Interest Distribution Amount and (y) the excess of (i) the Subordinate Interest Distribution Amount over (ii) the sum of the Class M-1 Interest Distribution Amount, the Class M-2 Interest Distribution Amount, the Class M-3 Interest Distribution Amount and the Class B-1 Interest Distribution Amount.

   "Class B-2 Interest Shortfall Amount" means, with respect to any Distribution
    -----------------------------------
Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class B-2 Formula Interest Current Amounts due on all prior Distribution Dates over
                                                                         ----
(y) the aggregate, cumulative amount distributed to the Class B-2 Certificateholders on all prior Distribution Dates pursuant to Section X(v)(e) hereof.

   "Class B-2 Pass-Through Rate" means, with respect to any Distribution Date, a
    ---------------------------
per annum rate equal to the Adjusted Pool I Gross WAC for such Distribution Date, less 0.395%.
      ----

   "Class B-2 Percentage" means, with respect to any Distribution Date, the
    --------------------
percentage equivalent of a fraction, the numerator of which is the Class B-2 Principal Balance immediately prior to such Distribution Date and the denominator of which is the Aggregate Subordinate Certificate Principal Balance immediately prior to such Distribution Date.

   "Class B-2 Principal Balance" means, as of any date, the Original Class B-2
    ---------------------------
Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(xiv) hereof prior to such date, (ii) amounts described in Section X(xv) hereof, prior to such date and (iii) amounts described in Section Y(iii) hereof prior to such date.

   "Class B-2 Scheduled Principal Distribution Amount" means, with respect to
    -------------------------------------------------
any Distribution Date, the product of (X) the Class B-2 Percentage applicable to such Distribution Date and (y) the Remaining Scheduled Principal Distribution Amount.

   "Class B-2 Unscheduled Principal Distribution Amount" means: (x) with respect
    ---------------------------------------------------
to any Distribution Date on which the Class B-2 Certificates are not an Eligible Subordinate Class, zero; (y) with respect to any Distribution Date on which the Class B-2 Certificates are an Eligible Subordinate Class, the product of (i) the Subordinate Unscheduled Principal Distribution Amount and (ii) a fraction, the numerator of which is the Class B-2 Principal Balance and the denominator is the aggregate Certificate Principal Balances of all Eligible Subordinate Classes.

   "Class B-3 Formula Interest Current Amount" means, with respect to any
    -----------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class B-3 Pass-Through Rate and (y) the Class B-3 Principal Balance immediately prior to such Distribution Date.

   "Class B-3 Formula Interest Distribution Amount" means, with respect to any
    ----------------------------------------------
Distribution Date, the sum of (i) the Class B-3 Formula Interest Current Amount and (ii) the Class B-3 Interest Shortfall Amount.

   "Class B-3 Interest Distribution Amount" means, with respect to any
    --------------------------------------
Distribution Date, the lesser of (x) the Class B-3 Formula Interest Distribution Amount and (y) the excess of (i) the Subordinate Interest Distribution Amount over (ii) the sum of the Class M-1 Interest Distribution Amount, the Class M-2 Interest Distribution Amount, the Class M-3 Interest Distribution Amount, the Class B-1 Interest Distribution Amount, and the Class B-2 Interest Distribution Amount.

   "Class B-3 Interest Shortfall Amount" means, with respect to any Distribution
    -----------------------------------
Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class B-3 Formula Interest Current Amounts due on all prior Distribution Dates over
                                                                         ----
(y) the aggregate, cumulative amount distributed to the Class B-3 Certificateholders on all prior Distribution Dates pursuant to Section X(v)(f) hereof.

   "Class B-3 Pass-Through Rate" means, with respect to any Distribution Date, a
    ---------------------------
per annum rate equal to the Adjusted Pool I Gross WAC for such Distribution Date, less 0.395%.
      ----

   "Class B-3 Percentage" means, with respect to any Distribution Date, the
    --------------------
percentage equivalent of a fraction, the numerator of which is the Class B-3 Principal Balance immediately prior to such Distribution Date and the denominator of which is the Aggregate Subordinate Certificate Principal Balance immediately prior to such Distribution Date.

   "Class B-3 Principal Balance" means, as of any date, the Original Class B-3
    ---------------------------
Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(xvi) hereof prior to such date, (ii) amounts described in Section X(xvii) hereof, prior to such date and (iii) amounts described in Section Y(ii) hereof prior to such date.

   "Class B-3 Scheduled Principal Distribution Amount" means, with respect to
    -------------------------------------------------
any Distribution Date, the product of (X) the Class B-3 Percentage applicable to such Distribution Date and (y) the Remaining Scheduled Principal Distribution Amount.

   "Class B-3 Unscheduled Principal Distribution Amount" means: (x) with respect
    ---------------------------------------------------
to any Distribution Date on which the Class B-3 Certificates are not an Eligible Subordinate Class, zero; (y) with respect to any Distribution Date on which the Class B-3 Certificates are an Eligible Subordinate Class, the product of (i) the Subordinate Unscheduled Principal Distribution Amount and (ii) a fraction, the numerator of which is the Class B-3 Principal Balance and the denominator is the aggregate Certificate Principal Balances of all Eligible Subordinate Classes.

   "Class F-IO Formula Interest Current Amount" means, with respect to any
    ------------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class F-IO Pass-Through Rate and (y) the Class A-1 Principal Balance immediately prior to such Distribution Date.

   "Class F-IO Formula Interest Distribution Amount" means, with respect to any
    -----------------------------------------------
Distribution Date, the sum of (i) the Class F-IO Formula Interest Current Amount and (ii) the Class F-IO Interest Shortfall Amount.

   "Class F-IO Interest Distribution Amount" means, with respect to any
    ---------------------------------------
Distribution Date, the lesser of (x) the Class F-IO Formula Interest Distribution Amount and (y) the product of (i) the Senior Interest Distribution Amount and (ii) a fraction, the numerator of which is the Class F-IO Formula Interest Distribution Amount and the denominator of which is the Senior Formula Interest Distribution Amount.

   "Class F-IO Interest Shortfall Amount" means, with respect to any
    ------------------------------------
Distribution Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class F-IO Formula Interest Current Amounts due on all prior Distribution Dates over (y) the aggregate, cumulative amount distributed to the Class F-IO
      ----
Certificateholders on all prior Distribution Dates pursuant to Section X(i)(e) hereof.

   "Class F-IO Pass-Through Rate" means with respect to any Distribution Date, a
    ----------------------------
per annum rate equal to the excess of (x) the Pool I Net WAC for such Distribution Date, over (y) the Class A-1 Pass-Through Rate.

   "Class M-1 Formula Interest Current Amount" means, with respect to any
    -----------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class M-1 Pass-Through Rate applicable to such Distribution Date and (y) the Class M-1 Principal Balance immediately prior to such Distribution Date.

   "Class M-1 Formula Interest Distribution Amount" means, with respect to any
    ----------------------------------------------
Distribution Date, the sum of (i) the Class A-1 Formula Interest Current Amount and (ii) the Class M-1 Interest Shortfall Amount.

   "Class M-1 Interest Distribution Amount" means, with respect to any
    --------------------------------------
Distribution Date, the lesser of (x) the Class M-1 Formula Interest Distribution Amount and (y) the Subordinate Interest Distribution Amount.

   "Class M-1 Interest Shortfall Amount" means, with respect to any Distribution
    -----------------------------------
Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class M-1 Formula Interest Current Amounts due on all prior Distribution Dates over
                                                                         ----
(y) the aggregate, cumulative amount distributed to the Class M-1 Certificateholders on all prior Distribution Dates pursuant to Section X(v)(a) hereof.

   "Class M-1 Pass-Through Rate" means, with respect to any Distribution Date, a
    ---------------------------
per annum rate equal to the Adjusted Pool I Gross WAC for such Distribution Date, less 0.395%.
      ----

   "Class M-1 Percentage" means, with respect to any Distribution Date, the
    --------------------
percentage equivalent of a fraction, the numerator of which is the Class M-1 Principal Balance immediately prior to such Distribution Date and the denominator of which is the Aggregate Subordinate Certificate Principal Balance immediately prior to such Distribution Date.

   "Class M-1 Principal Balance" means, as of any date, the Original Class M-1
    ---------------------------
Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(vi) hereof prior to such date, (ii) amounts described in Section X(vii) hereof, prior to such date and (iii) amounts described in Section Y(vii) hereof prior to such date.

   "Class M-1 Scheduled Principal Distribution Amount" means, with respect to
    -------------------------------------------------
any Distribution Date, the product of (X) the Class M-1 Percentage applicable to such Distribution Date and (y) the Remaining Scheduled Principal Distribution Amount.

   "Class M-1 Unscheduled Principal Distribution Amount" means, with respect to
    ---------------------------------------------------
any Distribution Date, the product of (i) the Subordinate Unscheduled Principal Distribution Amount and (ii) a fraction, the numerator of which is the Class M-1 Principal Balance and the denominator is the aggregate Certificate Principal Balances of all Eligible Subordinate Classes.

   "Class M-2 Formula Interest Current Amount" means, with respect to any
    -----------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class M-2 Pass-Through Rate applicable to such Distribution Date and (y) the Class M-2 Principal Balance immediately prior to such Distribution Date.

   "Class M-2 Formula Interest Distribution Amount" means, with respect to any
    ----------------------------------------------
Distribution Date, the sum of (i) the Class M-2 Formula Interest Current Amount and (ii) the Class M-2 Interest Shortfall Amount.

   "Class M-2 Interest Distribution Amount" means, with respect to any
    --------------------------------------
Distribution Date, the lesser of (x) the Class M-2 Formula Interest Distribution Amount and (y) the excess of (i) the Subordinate Interest Distribution Amount over (ii) the Class M-1 Interest Distribution Amount.

   "Class M-2 Interest Shortfall Amount" means, with respect to any Distribution
    -----------------------------------
Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class M-2 Formula Interest Current Amounts due on all prior Distribution Dates over
                                                                         ----
(y) the aggregate, cumulative amount distributed to the Class M-2 Certificateholders on all prior Distribution Dates pursuant to Section X(v)(b) hereof.

   "Class M-2 Pass-Through Rate" means, with respect to any Distribution Date, a
    ---------------------------
per annum rate equal to the Adjusted Pool I Gross WAC for such Distribution Date, less 0.395%.
      ----

   "Class M-2 Percentage" means, with respect to any Distribution Date, the
    --------------------
percentage equivalent of a fraction, the numerator of which is the Class M-2 Principal Balance immediately prior to such Distribution Date and the denominator of which is the Aggregate Subordinate Certificate Principal Balance immediately prior to such Distribution Date.

   "Class M-2 Principal Balance" means, as of any date, the Original Class M-2
    ---------------------------
Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(viii) hereof prior to such date, (ii) amounts described in Section X(ix) hereof, prior to such date and (iii) amounts described in Section Y(vi) hereof prior to such date.

   "Class M-2 Scheduled Principal Distribution Amount" means, with respect to
    -------------------------------------------------
any Distribution Date, the product of (X) the Class M-2 Percentage applicable to such Distribution Date and (y) the Remaining Scheduled Principal Distribution Amount.

   "Class M-2 Unscheduled Principal Distribution Amount" means: (x) with respect
    ---------------------------------------------------
to any Distribution Date on which the Class M-2 Certificates are not an Eligible Subordinate Class, zero; (y) with respect to any Distribution Date on which the Class M-2 Certificates are an Eligible Subordinate Class, the product of (i) the Subordinate Unscheduled Principal Distribution Amount and (ii) a fraction, the numerator of which is the Class M-2 Principal Balance and the denominator is the aggregate Certificate Principal Balances of all Eligible Subordinate Classes.

   "Class M-3 Formula Interest Current Amount" means, with respect to any
    -----------------------------------------
Distribution Date, the product of (x) one-twelfth of the Class M-3 Pass-Through Rate applicable to such Distribution Date and (y) the Class M-3 Principal Balance immediately prior to such Distribution Date.

   "Class M-3 Formula Interest Distribution Amount" means, with respect to any
    ----------------------------------------------
Distribution Date, the sum of (i) the Class M-3 Formula Interest Current Amount and (ii) the Class M-3 Interest Shortfall Amount.

   "Class M-3 Interest Distribution Amount" means, with respect to any
    --------------------------------------
Distribution Date, the lesser of (x) the Class M-3 Formula Interest Distribution Amount and (y) the excess of (i) the Subordinate Interest Distribution Amount over (ii) the Class M-1 Interest Distribution Amount plus the Class M-2 Interest Distribution Amount.

   "Class M-3 Interest Shortfall Amount" means, with respect to any Distribution
    -----------------------------------
Date, the excess, if any, of (x) the aggregate, cumulative amount of the Class M-3 Formula Interest Current Amounts due on all prior Distribution Dates over
                                                                         ----
(y) the aggregate, cumulative amount distributed to the Class M-3 Certificateholders on all prior Distribution Dates pursuant to Section X(v)(c) hereof.

   "Class M-3 Pass-Through Rate" means, with respect to any Distribution Date, a
    ---------------------------
per annum rate equal to the Adjusted Pool I Gross WAC for such Distribution Date, less 0.395%.
      ----

   "Class M-3 Percentage" means, with respect to any Distribution Date, the
    --------------------
percentage equivalent of a fraction, the numerator of which is the Class M-3 Principal Balance immediately prior to such Distribution Date and the denominator of which is the Aggregate Subordinate Certificate Principal Balance immediately prior to such Distribution Date.

   "Class M-3 Principal Balance" means, as of any date, the Original Class M-3
    ---------------------------
Principal Balance minus the aggregate cumulative amount of (i) amounts described in Section X(x) hereof prior to such date, (ii) amounts described in Section X(xi) hereof, prior to such date and (iii) amounts described in Section Y(v) hereof prior to such date.

   "Class M-3 Scheduled Principal Distribution Amount" means, with respect to
    -------------------------------------------------
any Distribution Date, the product of (X) the Class M-3 Percentage applicable to such Distribution Date and (y) the Remaining Scheduled Principal Distribution Amount.

   "Class M-3 Unscheduled Principal Distribution Amount" means: (x) with respect
    ---------------------------------------------------
to any Distribution Date on which the Class M-3 Certificates are not an Eligible Subordinate Class, zero; (y) with respect to any Distribution Date on which the Class M-3 Certificates are an Eligible Subordinate Class, the product of (i) the Subordinate Unscheduled Principal Distribution Amount and (ii) a fraction, the numerator of which is the Class M-3 Principal Balance and the denominator is the aggregate Certificate Principal Balances of all Eligible Subordinate Classes.

   "Class PO Distribution Amount" means, with respect to any Distribution Date,
    ----------------------------
the excess of (x) the Available Funds over (y) the Senior Interest Distribution Amount.

   "Class PO Principal Distribution Amount" means, with respect to any
    --------------------------------------
Distribution Date, the sum of (A) the aggregate for all Discount Loans of the following amounts with respect to each Discount Loan: the product of (x) a fraction, the numerator of which is the Discount Percentage for such Discount
Loan and the denominator of which is [   ]% and (y) the sum of (i) any Scheduled
Principal Collection with respect to such Discount Loan included in the related Servicer Remittance Amount, (ii) any Unscheduled Principal Collection with respect to such Discount Loan included in the related Servicer Remittance Amount and (iii) the amount of any Realized Loss experienced by such

Discount Loan during the related Collection Period and (B) the reduction, during the related Collection Period, in the Aggregate PO Arrearage Amount.

   "Class R Amount" means, as of any date, the Original Class R Amount less any
    --------------
reductions therein resulting from the allocation thereto of any Realized Losses, pursuant to Section Y(i) hereof prior to such date.

   "Collateral Amount Available For Cross-Support" means, with respect to any
    ---------------------------------------------
Distribution Date, the sum of the Extra Pool II Collateral Amount, the Extra Pool III Collateral Amount, the Extra Pool IV Collateral Amount and the Fixed Supporting Floating Amount.

   "Cross-Support Gross WAC" means, with respect to any Distribution Date, the
    -----------------------
percentage equivalent of a fraction, the numerator of which is the sum of (i)
                                     ----------------------
the product of (x) the Extra Pool II Collateral Amount and (y) the Pool II Gross WAC, (ii) the product of (x) the Extra Pool III Collateral Amount and (y) the Pool III Gross WAC, (iii) the product of (x) the Pool IV Pool Balance and (y) the Pool IV Gross WAC and (iv) the product of (i) the Fixed Supporting Floating Amount and (ii) the Pool I Gross WAC and the denominator of which is the
                                     ----------------------------
Collateral Amount Available For Cross-Support.

   "Cross-Support Scheduled Principal Distribution Amount" means, with respect
    -----------------------------------------------------
to any Distribution Date, the sum of the Extra Pool II Scheduled Principal Distribution Amount, the Extra Pool III Scheduled Principal Distribution Amount, the Extra Pool IV Scheduled Principal Distribution Amount and the Fixed Supporting Floating Scheduled Principal Distribution Amount.

   "Cross-Support Unscheduled Principal Distribution Amount" means, with respect
    -------------------------------------------------------
to any Distribution Date, the sum of the Extra Pool II Unscheduled Principal Distribution Amount, the Extra Pool III Unscheduled Principal Distribution Amount, the Extra Pool IV Unscheduled Principal Distribution Amount and the Fixed Supporting Floating Unscheduled Principal Distribution Amount.

   "Cumulative Loss Percentage" means, with respect to any Distribution Date,
    --------------------------
the percentage equivalent of a fraction, the numerator of which is the Aggregate Realized Loss Amounts for all Collection Periods, and the denominator of which is the Original Certificate Principal Balances of the Subordinate Certificates.

   "Deficient Valuation" means, with respect to any Mortgage Loan, the dollar
    -------------------
amount of any reduction in the principal balance owed by the related mortgagor, as ordered by a court in connection with a bankruptcy proceeding with respect to the related Mortgagor.

   "Discount Loan" means any Fixed Rate Loan having a Coupon Rate less than [
    -------------
]% per annum.

   "Discount Percentage" means, with respect to any Discount Loan, the excess of
    -------------------
(x) [   ]% over (y) the Coupon Rate for such Discount Loan.

   "Eligible Subordinate Balance" means, with respect to any Distribution Date,
    ----------------------------
the sum of the Certificate Principal Balances of all Eligible Subordinate Classes immediately prior to such Distribution Date.

   "Eligible Subordinate Class" means, as of any Distribution Date, any
    --------------------------
Subordinate Class as to which the Related Subordination Percentage, calculated immediately prior to such Distribution Date, equals or exceeds the Related Original Subordination Percentage.

   "Extra Pool II Collateral Amount" means, with respect to any Distribution
    -------------------------------
Date, the greater of (x) the excess of (i) the Pool II Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) over (ii) the Class A-2-A Principal Balance immediately prior to such Distribution Date and (y) zero.

   "Extra Pool II Scheduled Principal Distribution Amount" means, with respect
    -----------------------------------------------------
to any Distribution Date, the product of (x) a fraction, the numerator of which
                                                         ----------------------
is the Extra Pool II Collateral Amount and the denominator of which is the Pool
                                           ------------------------
II Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) and (y) the aggregate Scheduled Principal Collections with respect to the Pool II Loans during the related Collection Period.

   "Extra Pool II Unscheduled Principal Distribution Amount" means, with respect
    -------------------------------------------------------
to any Distribution Date, the product of (x) a fraction, the numerator of which
                                                         ----------------------
is the Extra Pool II Collateral Amount and the denominator of which is the Pool
                                           ------------------------
II Pool Principal Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) and (y) the aggregate Unscheduled Principal Collections with respect to the Pool II Loans during the related Collection Period.

   "Extra Pool III Collateral Amount" means, with respect to any Distribution
    --------------------------------
Date, the greater of (x) the excess of (i) the Pool III Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) over (ii) the Class A-2-B Principal Balance immediately prior to such Distribution Date and (y) zero.

   "Extra Pool III Scheduled Principal Distribution Amount" means, with respect
    ------------------------------------------------------
to any Distribution Date, the product of (x) a fraction, the numerator of which
                                                         ----------------------
is the Extra Pool III Collateral Amount and the denominator of which is the Pool
                                            ------------------------
III Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) and (y) the aggregate Scheduled Principal Collections with respect to the Pool III Loans during the related Collection Period.

   "Extra Pool III Unscheduled Principal Distribution Amount" means, with
    --------------------------------------------------------
respect to any Distribution Date, the product of (x) a fraction, the numerator
                                                                 -------------
of which is the Extra Pool III Collateral Amount and the denominator of which is
--------                                             ------------------------
the Pool III Pool Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) and (y) the aggregate Unscheduled Principal Collections with respect to the Pool III Loans during the related Collection Period.

   "Extra Pool IV Collateral Amount" means, with respect to any Distribution
    -------------------------------
Date, the greater of (x) the excess of (i) the Pool IV Principal Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) over (ii) the Class A-2-C Principal Balance immediately prior to such Distribution Date and (y) zero.

   "Extra Pool IV Scheduled Principal Distribution Amount" means, with respect
    -----------------------------------------------------
to any Distribution Date, the product of (x) a fraction, the numerator of which
                                                         ----------------------
is the Extra Pool IV Collateral Amount and the denominator of which is the Pool
                                           ------------------------
IV Principal Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) and (y) the aggregate Scheduled Principal Collections with respect to the Pool IV Loans during the related Collection Period.

   "Extra Pool IV Unscheduled Principal Distribution Amount" means, with respect
    -------------------------------------------------------
to any Distribution Date, the product of (x) a fraction, the numerator of which
                                                         ----------------------
is the Extra Pool IV Collateral Amount and the denominator of which is the Pool
                                           ------------------------
IV Principal Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date) and (y) the aggregate Unscheduled Principal Collections with respect to the Pool IV Loans during the related Collection Period.

   "Fixed Rate Pool Principal Balance" means, as of any date, the sum of the
    ---------------------------------
Principal Balances of all Fixed Rate Loans as of such date.

   "Fixed Supporting Fixed Amount" means, with respect to any Distribution Date,
    -----------------------------
the excess of (x) the Fixed Pool Principal Balance as of the end of the second preceding Collection Period over (y) the Fixed Supporting Floating Amount.

   "Fixed Supporting Floating Amount" means, with respect to any Distribution
    --------------------------------
Date, the excess of (x) the Aggregate Class A-2 Principal Balance immediately prior to such Distribution Date over (y) the ARM Pool Principal Balance as of the end of the second preceding Collection Period.

   "Fixed Supporting Floating Scheduled Principal Distribution Amount" means,
    -----------------------------------------------------------------
with respect to any Distribution Date, the product of (i) a fraction, the
                                                                      ---
numerator of which is the Fixed Supporting Floating Amount and the denominator
------------------                                             ---------------
of which is the Fixed Rate Pool Principal Balance as of the end of the second
--------
preceding Collection Period (or as of the Cut-Off Date, with respect to the first Distribution Date) and (ii) the aggregate Scheduled Principal Collections with respect to the Fixed Rate Loans (other than any PO Portion of any Discount
Loan) during the related Collection Period.

   "Monthly Mortgage Payment" means, with respect to any Mortgage Loan and Due
    ------------------------
Date, the scheduled amount due on such Due Date, as calculated in accordance with the terms of the related Note.

   "Pool I Gross WAC" means, with respect to any Distribution Date, the weighted
    ----------------
average Coupon Rate of all Pool I Loans with respect to the related Collection Period calculated using the Coupon Rates in effect on the related Due Dates, except in the case of a Discount Loan, in which case the Coupon Rate shall be
deemed to be [   ]%).

   "Pool I Net WAC" means, with respect to any Distribution Date, the Pool I
    --------------
Gross WAC less 0.395%
          ----

   "Pool II Collateral Deficit" means, with respect to any Distribution Date,
    --------------------------
the excess of (i) the Class A-2-A Principal Balance immediately prior to such Distribution Date over (ii) the Pool II Pool Principal Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date).

   "Pool II Gross WAC" means, with respect to any Distribution Date, the
    -----------------
weighted average Coupon Rate of all Pool II Loans with respect to the related Collection Period calculated using the Coupon Rates in effect on the related Due Dates.

   "Pool II Loan" means any Mortgage Loan designated by the Seller as belonging
    ------------
to Pool II, as such Mortgage Loans are listed on Schedule ___ hereto.

   "Pool II Net WAC" means, with respect to any Distribution Date, Pool II Gross
    ---------------
WAC less 0.395%.
    ----

   "Pool II Pool Balance" means, as of any date, the sum of the Principal
    --------------------
Balances of all Pool II Loans as of such date.

   "Pool III Collateral Deficit" means, with respect to any Distribution Date,
    ---------------------------
the excess of (i) the Class A-2-B Principal Balance immediately prior to such Distribution Date over (ii) the Pool III Pool Principal Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date).

   "Pool III Gross WAC" means, with respect to any Distribution Date, the
    ------------------
weighted average Coupon Rate of all Pool III Loans with respect to the related Collection Period calculated using the Coupon Rates in effect on the related Due Dates.

   "Pool III Loan" means any Mortgage Loan designated by the Seller as belonging
    -------------
to Pool III, as such Mortgage Loans are listed on Schedule ___ hereto.

   "Pool III Net WAC" means, with respect to any Distribution Date, the Pool III
    ----------------
Gross WAC less 0.395%.
          ----

   "Pool III Pool Balance" means, as of any date, the sum of the Principal
    ---------------------
Balances of all Pool III Loans as of such date.

   "Pool IV Collateral Deficit" means, with respect to any Distribution Date,
    --------------------------
the greater of (x) the excess of (i) the Class A-2-C Principal Balance immediately prior to such Distribution Date over (ii) the Pool IV Principal Balance as of the end of the second preceding Collection Period (or as of the Cut-Off Date, in the case of the first Distribution Date).

   "Pool IV Gross WAC" means, with respect to any Distribution Date, the
    -----------------
weighted average Coupon Rate of all Pool IV Loans with respect to the related Collection Period calculated using the Coupon Rates in effect on the related Due Dates.

   "Pool IV Loan" means any Mortgage Loan designated by the Seller as being a
    ------------
Pool IV Loan Rate which is, as such Mortgage Loans are listed on Schedule ___ hereto.

   "Pool IV Net WAC" means, with respect to any Distribution Date, the Pool IV
    ---------------
Gross WAC less 0.395%.
          ----

   "Pool IV Principal Balance" means, as of any date, the sum of the Principal
    -------------------------
Balances of all Pool IV Loans as of such date.

   "PO Percentage" means, with respect to any Discount Loan, 100% minus the
    -------------
Discount Percentage.

   "Prepayment" means, with respect to any Mortgage Loan, any payment made by
    ----------
the related Mortgagor other than (i) Monthly Mortgage Payments, (ii) amounts to be applied against arrearages in Monthly Mortgage Payments previously due but delinquent, and (iii) than Advance Payments.

   "Realized Loss" means, with respect to any Mortgage Loan, the dollar amount
    -------------
of (a) a Deficient Valuation or (b) if such Mortgage Loan becomes a Liquidated Mortgage Loan, the excess of (x) the Principal Balance of such Mortgage Loan immediately prior to such Mortgage Loan's becoming a Liquidated Mortgage Loan over (y) the related Net Liquidation Proceeds.

   "Related Original Subordination Percentage" means:
    -----------------------------------------

   (a)    with respect to the Class M-2 Certificates, 19%.

   (b)    with respect to the Class M-1 Certificates, 13.5%.

   (c)    with respect to the Class B-1 Certificates, [  ]%.

   (d)    with respect to the Class B-2 Certificates, [  ]%.

   (e)    with respect to the Class B-3 Certificates, [  ]%.

   "Related Subordination Percentage" means, as of any Distribution Date:
    --------------------------------

   (a) with respect to the Class M-2 Certificates, percentage equivalent of a fraction, the numerator of which is the sum of the Class M-2 Principal Balance, the Class M-3 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the denominator of which is the Aggregate Certificate Principal Balance, all as calculated immediately prior to such Distribution Date;

   (b) with respect to the Class M-3 Certificates, the percentage equivalent of a fraction, the numerator of which is the sum of the Class M-3 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, and the Class B-3 Principal Balance and the denominator of which is the Aggregate Certificate Principal Balance, all as calculated immediately prior to such Distribution Date;

   (c) with respect to the Class B-1 Certificates, the percentage equivalent of a fraction, the numerator of which is the sum of the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the denominator of which is the Aggregate Certificate Principal Balance, all as calculated immediately prior to such Distribution Date;

   (d) with respect to the Class B-2 Certificates, the percentage equivalent of a fraction, the numerator of which is the sum of the Class B-2 Principal Balance, the Class B-3 Principal Balance and the denominator of which is the Aggregate Certificate Principal Balance, all as calculated immediately prior to such Distribution Date; and

   (e) with respect to the Class B-3 Certificates, the percentage equivalent of a fraction, the numerator of which is the Class B-3 Principal Balance and the denominator of which is the Class B-3 Principal Balance calculated immediately prior to such Distribution Date.

   "Scheduled Interest Collection" means, with respect to any Mortgage Loan and
    -----------------------------
Collection Period, the portion of the Monthly Mortgage Payment due on the Due Date occurring in such Collection Period which relates to interest, as calculated in accordance with the terms of the related Note.

   "Scheduled Principal Collection" means, with respect to any Mortgage Loan and
    ------------------------------
Collection Period, the portion of the Monthly Mortgage Payment due on the Due Date occurring in such Collection Period which relates to principal, as calculated in accordance with the terms of the related Note.

   "Scheduled Principal Distribution Amount" means, with respect to any
    ---------------------------------------
Distribution Date, the lesser of (x) the aggregate of all Scheduled Principal Collections included in the related Servicer Remittance Amount and (y) the amount remaining on deposit in the Certificate Account after the payment of the amounts described in Sections X(i) and X(ii) hereof.

   "Senior Formula Interest Distribution Amount" means, with respect to any
    -------------------------------------------
Distribution Date, the sum of the Class A-1 Formula Interest Distribution Amount, the Class A-2-A Formula Interest Distribution Amount, the Class A-2-B Formula Interest Distribution Amount, the Class A-2-C Formula Interest Distribution Amount, the Class A-IO Formula Interest Distribution Amount and the Class F-IO Formula Interest Distribution Amount.

   "Senior Interest Distribution Amount" means, with respect to any Distribution
    -----------------------------------
Date, the lesser of (x) the Available Funds as of such Distribution Date and (y) the Senior Formula Interest Distribution Amount.

   "Senior Percentage" means, with respect to any Distribution Date, the
    -----------------
percentage equivalent of a fraction, the numerator of which is the Senior Principal Balance immediately prior to such Distribution Date and the denominator of which is the Aggregate Certificate Principal Balance immediately prior to such Distribution Date.

   "Senior Principal Balance" means, as of any date, the sum of the Class A-1
    ------------------------
Principal Balance, the Class A-2 Principal Balance and the Class PO Principal Balance as of such date.

   "Senior Scheduled Principal Distribution Amount" means, with respect to any
    ----------------------------------------------
Distribution Date, the excess of (x) the Available Funds over (y) the sum of (i) the Senior Interest Distribution Amount and (ii) the Class PO Principal Distribution Amount.

   "Senior Unscheduled Principal Distribution Amount" means, with respect to any
    ------------------------------------------------
Distribution Date, the amount of Available Funds remaining after application of the Senior Scheduled Principal Distribution Amount.

   "Servicer Remittance Amount" means, with respect to any Servicer Remittance
    --------------------------
Date, the sum of:

          (i) all Scheduled Interest Collections due during the related Collection Period and on deposit in the Collection Account at the opening of business on the related Servicer Remittance

               Date, together with the interest portion of any Delinquency Advances and Prepayment Interest relating thereto;

          (ii) all Scheduled Principal Collections due during the related Collection Period and on deposit in the Collection Account at the opening of business on the related Servicer Remittance Date, together with the principal portion of any Delinquency Advances relating thereto;

          (iii) all Unscheduled Interest Collections on deposit in the Collection Account at the opening of business on the related Servicer Remittance Date; and

        (iv) all Unscheduled Principal Collections on deposit in the Collection Account at the opening of business on the related Servicer Remittance Date.

   "Shifted Percentage" means, (a) with respect to any Distribution Date
    ------------------
occurring prior to the January 2002 Distribution Date, 100%,; (b) with respect to any Distribution Date occurring on or after the January 2002 Distribution Date and prior to the January 2003 Distribution Date, 70%; (c) with respect to any Distribution Date occurring on or after the January 2003 Distribution Date and prior to the January 2004 Distribution Date, 60%; (d) with respect to any Distribution Date occurring on or after the January 2004 Distribution Date and prior to the January 2005 Distribution Date, 40%; (e) with respect to any Distribution Date occurring on or after the January 2005 Distribution Date and prior to the January 2006 Distribution Date, 20%; (f) with respect to any Distribution Date on or after the January 2006 Distribution Date, 0%. Notwithstanding the foregoing, the Shifted Percentage shall not, at the commencement of any such period, be reduced, but shall remain at its prior level, if the Cumulative Loss Percentage, calculated as of the Distribution Date on which such period commences, exceeds the Trigger Percentage for such Distribution Date. Notwithstanding the foregoing:

        (I) if the Senior Percentage on any Distribution Date exceeds 78%, the Shifted Percentage shall be 100% for that Distribution Date; and

        (II) no reduction of the Shifted Percentage below the level in effect for the most recent prior period specified above shall be effective on any Distribution Date unless, as of the last day of the month preceding such Distribution Date, either:

        (A) (i) the aggregate Principal Balances of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgaged Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust) does not exceed 50% of the Aggregate Subordinate Certificate Principal Balance as of such date and (ii) cumulative Realized Losses do not exceed (a) 30% of the Aggregate Subordinate Certificate Principal Balance as of the date of issuance of the Certificates (the "Original Subordinate Balance") if such Distribution Date occurs between and including January 2002 and December 2002, (b) 35% of the Original Subordinate Principal if such Distribution Date occurs between and including January 2003 and December 2003, (c) 40% of the Original Subordinate Balance if such Distribution Date occurs between and including January 2004 and December 2004, (d) 45% of the Original Subordinate Balance if such Distribution Date occurs between and including January 2005 and December 2005, and (e) 50% of the Original Subordinate Balance if such Distribution Date occurs during or after January 2006; or

        (B) (i) the aggregate Principal Balances of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgaged Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last three months, as a percentage of the aggregate Principal Balance of all Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses do not exceed (a) 10% of the Original Subordinate Balance if such Distribution Date occurs between and including January 2002 and December 2002, (b) 15% of the Original Subordinate Balance if such Distribution Date occurs between and including January 2003 and December 2003, (c) 20% of the Original Subordinate Balance if such Distribution Date occurs between and including January 2004 and December 2004, (d) 25% of the Original Subordinate Balance if such Distribution

     Date occurs between and including January 2005 and December 2005, and (e) 30% of the Original Subordinate Balance if such Distribution Date occurs during or after January 2006.

        (III) while the Class A-1 Certificate is still outstanding, the Shifted Percentage may not be below 70%.

   "Shifted Unscheduled Principal Distribution Amount" means, with respect to
    -------------------------------------------------
any Distribution Date, the product of (x) the Shifted Percentage, and (y) a fraction, the numerator of which is the Aggregate Subordinate Certificate
          ----------------------
Principal and the denominator of which is the Aggregate Certificate Fixed Rate
              ------------------------
Principal Balance of the Class A-1 and the Subordinate Certificates and (z) the Adjusted Fixed Unscheduled Principal.

   "Subordinate Formula Interest Distribution Amount" means, with respect to any
    ------------------------------------------------
Distribution Date, the sum of the Class M-1 Formula Interest Distribution Amount, the Class M-2 Formula Interest Distribution Amount, the Class M-3 Formula Interest Distribution Amount, the Class B-1 Formula Interest Distribution Amount, the Class B-2 Formula Interest Distribution Amount and the Class B-3 Formula Interest Distribution Amount.

   "Subordinate Interest Distribution Amount" means, with respect to any
    ----------------------------------------
Distribution Date, the lesser of (x) the Subordinate Formula Interest Distribution Amount and (y) the excess of (i) the Available Funds as of such Distribution Date over (ii) the sum of the amounts described in clauses (i)
                  ----
through (iv) of Section X.

   "Subordinate Percentage" means, with respect to any Distribution Date, 100%
    ----------------------
minus the Senior Percentage.
-----

   "Subordinate Unscheduled Principal Distribution Amount" means, with respect
    -----------------------------------------------------
to any Distribution Date, the excess of (x) the Unscheduled Principal Distribution Amount over (y) the Senior Unscheduled Principal Distribution Amount.

   "Trigger Percentage" means (a) with respect to the January 2002 Distribution
    ------------------
Date, 35%; (b) with respect to the January 2003 Distribution Date, 40%; (c) with respect to the January 2004 Distribution Date, 45%; (d) with respect to the January 2005 Distribution Date, 50%; (e) with respect to the January 2006 Distribution Date, 50%.

   "Unscheduled Collection" means, with respect to any Mortgage Loan, each of
    ----------------------
the following: the amount of any related Prepayment, the amount of any related Net Liquidation Proceeds, the amount of any related Net Insurance Proceeds, the amount of any related Repurchase Price or any related amount resulting from the early termination of the Trust, in each case to the extent deposited into the Collection Account with respect to such Mortgage Loan.

   "Unscheduled Interest Collection" means, with respect to any Mortgage Loan,
    -------------------------------
the portion, if any, of any Unscheduled Collection relating to such Mortgage Loan which is applied on account of accrued interest thereon, pursuant to the terms of the related Note.

   "Unscheduled Principal Collection" means, with respect to any Mortgage Loan,
    --------------------------------
the portion, if any, of any Unscheduled Collection relating to such Mortgage Loan which is applied on account of the Principal Balance thereof, pursuant to the terms of the related Note.

   "Unscheduled Principal Distribution Amount" means, with respect to any
    -----------------------------------------
Distribution Date, the lesser of (x) the aggregate of all Unscheduled Principal Collections included in the related Servicer Remittance Amount and (y) the amount remaining on deposit in the Certificate Account after the payment of the amounts described in clauses (i), (ii) and (iii) of Section X hereof.

                      PREPAYMENT AND YIELD CONSIDERATIONS

   The rate of distributions in reduction of the Certificate Principal Balances of the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of Offered Certificates purchased at a discount or premium will be directly related to the rate of payments of principal on the Mortgage Loans in the Trust, or in the case of the Class PO Certificates, on the Discount Mortgage Loans and with respect to the Aggregate PO Arrearage Amount, and the amount and timing of mortgagor defaults resulting in Realized Losses with respect to such Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including full and partial prepayments) thereon by mortgagors, liquidations of defaulted Mortgage Loans, repurchases by the Seller and/or its affiliates of Mortgage Loans as a result of defective documentation or breaches of representations and warranties and optional purchases by the Class R Certificateholders of all of the Mortgage Loans in connection with the termination of the Trust. Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time and, in most cases, without penalty. As described under "Flow of Funds", all or a disproportionate percentage of principal prepayments on the Mortgage Loans (including liquidations and repurchases of Mortgage Loans) will generally be distributed to the holders of the related Class A Certificates (other than the Class F-IO and Class A-IO Certificates) then entitled to distributions in respect of principal and, to the extent that such principal prepayments are made in respect of a Discount Mortgage Loan, to the Class PO Certificates to the extent of the related PO Portion. The Class F-IO and Class A-IO Certificates will primarily be affected by prepayments on the Pool I Loans and ARM Loans, respectively. Prepayments (which, as used herein, include all unscheduled payments of principal, including payments as the result of liquidations, purchases and repurchases) of the Mortgage Loans in the Trust will result in distributions to Certificateholders then entitled to distributions in respect of principal of amounts which would otherwise be distributed over the remaining terms of such Mortgage Loans. Because the rate of prepayment on the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal payments on the Offered Certificates or the aggregate amount of distributions on the Offered Certificates.

   The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing rates for similar mortgage loans fall significantly below the Coupon Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar mortgage loans rise significantly above the Coupon Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease.

   Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment or, in the case of self-employed mortgagors or mortgagors relying on commission income, substantial fluctuations in income, significant declines in real estate values and adverse economic conditions either generally or in particular geographic areas, mortgagors' equity in the Mortgaged Properties and servicing decisions.

   The timing of changes in the rate of prepayment on the Mortgage Loans may significantly affect the actual yield to maturity experienced by an investor who purchases an Offered Certificate at a price other than par, even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the underlying Mortgage Loans, the greater the effect on such investor's yield to maturity. As a result, the effect on such investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

   The yield to maturity on Subordinate Certificates will be more sensitive to losses due to defaults on the Mortgage Loans (and the timing thereof) than the Senior Certificates, because the entire amount of such losses will be allocated to such Subordinate Classes before being allocated to more senior Classes, except as otherwise provided herein. Thus, for example, the yield to maturity of the Class M-2 Certificates will be more sensitive to losses than the Class M-1 Certificates. To the extent not covered by Delinquency Advances, delinquencies on Mortgage Loans may also have a similar effect on the yield to investors in such Certificates. Amounts otherwise distributable to the holders of a certain Class will be made available to protect the holders of more senior Classes of Certificates against interruptions in distributions due to certain Mortgagor delinquencies. Such delinquencies, to the extent not covered by Classes of Certificates subordinate to such Classes, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of such Class of Certificates, because the entire amount of those delinquencies would be borne by such Class of Certificates before being borne by the more senior Class of Certificates.

   No representation is made as to the rate of principal payments on the Mortgage Loans or as to the yield to maturity of any subclass or Class of Offered Certificates. Investors are urged to make their own investment decisions with respect to any subclass or Class of Offered Certificates based on the anticipated yield to maturity of such subclass or Class resulting from the purchase price and such investors' own determination as to anticipated Mortgage Loan prepayment rates under a variety of scenarios. The extent to which any subclass or Class of Offered Certificates is purchased at a discount or a premium, the degree to which the timing of payments on such subclass or Class is sensitive to prepayments and, in the case of the Class A-2-A, Class A-2-B, Class A-2-C and Class A-IO Certificates, and to the extent of any cross-support, the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, the degree to which the various indices relating to the ARM Loans vary from the levels anticipated by the investor, will determine the extent to which the yield to maturity of such subclass or Class may vary from the anticipated yield. Investors should carefully consider the associated risks, including, in the case of any subclass or Class of Offered Certificates purchased at a discount, particularly the Class PO Certificates, the risk that a slower than anticipated rate of principal payments on the Discount Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any subclass or Class of Offered Certificates purchased at a premium, particularly the Class F-IO and Class A-IO Certificates, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. INVESTORS IN THE CLASS A-IO AND CLASS F-IO CERTIFICATES SHOULD CONSIDER THE RISK THAT A RAPID RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO RECOVER FULLY THEIR INVESTMENT.

   Investors should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Classes of Offered Certificates, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which investors may choose to reinvest amounts distributed in reduction of the principal balance of such investors' Offered Certificate may be lower than the applicable Pass-Through Rate. Conversely, slower rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Offered Certificates, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively small.

MODELING ASSUMPTIONS

   For purposes of preparing the tables below, the following assumptions (the "Modeling Assumptions") have been made:

   (i) the Mortgage Loans are, for purposes of this analysis, segregated into a number of synthetic Mortgage Loans, each having similar characteristics, for each Pool;

   (ii) all scheduled payments on the Mortgage Loans are timely received on the first day of each month, commencing December 1, 1996;

   (iii)  there are no defaults, losses or delinquencies on the Mortgage Loans;

   (iv) the Mortgage Loans prepay monthly at the specified constant annual percentages of PSA (with respect to the Fixed Rate Loans) or CPR (with respect to the ARM Loans);

   (v)    the Settlement Date used for all calculations is December 30, 1996;

   (vi) cash distributions are received by the Certificateholders on the 25th day of each month, commencing in December, 1996;

   (viii) the initial principal amounts of the Offered Securities are as set forth herein;

   (ix) all principal prepayments constitute prepayments in full of the Mortgage Loans and are received on the last day of each month commencing December 31, 1996;

   (x)    there are no repurchases of or substitutions for the Mortgage Loans;

   (xi) no early redemption of the Offered Securities or early termination of the Trust is effected;

   (xii)  the Class A-1 Pass-Through Rate is 7.00% for all periods;

   (xiii) the Class A-2-A Pass-Through Rate is the lesser of (a) the Pool II Gross WAC, less 0.25% and (b) the Adjusted Pool II Gross WAC, less 0.395% for all periods;

   (xiv) the Class A-2-B Pass-Through Rate is the lesser of (a) the Pool III Gross WAC, less 0.35% and (b) the Adjusted Pool III Gross WAC, less 0.395% for all periods;

   (xv) the Class A-2-C Pass-Through Rate is the lesser of (a) the Pool IV Gross WAC, less 1.75% and (b) the Adjusted Pool IV Gross WAC, less 0.395% for all periods; and

   (xvi)  the Index Rates are as follows:

   11th District COFI       4.8390%
   5 year CMT               6.1215%
   6 month Auction Average  5.2116%
   1 year CMT               5.4788%
   2 year CMT               5.7995%
   3 year CMT               5.9387%
   FHLBB Contract Rate      7.6800%
   National COFI            4.8400%
   6 month LIBOR            5.5938%
   1 month LIBOR            5.5977%
   3 month LIBOR            5.5312%
   Prime                    8.2500%
   Other Rates              4.8390%


   Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in herein with respect to the Fixed Rate Loans, the Prepayment Standard Assumption ("PSA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% PSA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% PSA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% PSA" assumes prepayment rates equal to 0% of PSA, i.e., no prepayments. Correspondingly, "200% PSA" assumes prepayment rates equal to 200% of PSA, and so forth.

   The model used herein with respect to the ARM Loans is the "Constant Prepayment Rate" or "CPR" assumption, which represents an assumed annualized rate of prepayment relative to the then-outstanding balance of a pool of new mortgage loans.

   Based upon the PSA and CPR assumptions set forth below, the tables on the following pages indicate the weighted average life of each Class of Offered Certificates, and set forth the percentages of the Initial Certificate Balances or Initial Notional Balances of each Class.

   PSA and CPR do not purport to be historical descriptions of prepayment experience or predictions of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.




                 0%  Slow II    Slow I     Base     Fast I   Fast II
            ------   --------  --------  --------  --------  --------

POOL I      0% PSA   100% PSA  150% PSA  235% PSA  300% PSA  500% PSA

POOL II     0% CPR     4% CPR    8% CPR   12% CPR   16% CPR   20% CPR

POOL III    0% CPR    15% CPR   20% CPR   25% CPR   35% CPR   40% CPR
POOL IV     0% CPR    15% CPR   20% CPR   25% CPR   35% CPR   40% CPR
---------------------------------------------------------------------

   Interest on Mortgage Loans prepaid in full or any portion thereof prepaid in part is accrued only to the date of application of such prepayment. Any interest shortfall with respect to prepayments in full or in part will be offset only to the extent of the Servicing Fee relating to mortgagor payments or other recoveries distributed on the related Distribution Date. Any excess of such shortfall above the Servicing Fee in any month will result in a pro rata reduction of interest distributable to the holders of each Class of Certificates.

         PERCENTAGE OF CERTIFICATE PRINCIPAL BALANCE OUTSTANDING FOR:


                                       Class A-1 Certificates
                                     at various prepayment speeds

Distribution Date             0%    Slow II Slow I  Base  Fast I  Fast II
-------------------------------------------------------------------------
Initial Balance               100       100    100    100   100   100
December 25, 1997              98        85     79     68    60    35
December 25, 1998              90        67     56     38    25     0
December 25, 1999              84        53     38     15     0     0
December 25, 2000              77        39     23      0     0     0
December 25, 2001              75        30     12      0     0     0
December 25, 2002              71        23      4      0     0     0
December 25, 2003              68        17      0      0     0     0
December 25, 2004              65        12      0      0     0     0
December 25, 2005              63         8      0      0     0     0
December 25, 2006              60         4      0      0     0     0
December 25, 2007              57         1      0      0     0     0
December 25, 2008              54         0      0      0     0     0
December 25, 2009              52         0      0      0     0     0
December 25, 2010              49         0      0      0     0     0
December 25, 2011              46         0      0      0     0     0
December 25, 2012              44         0      0      0     0     0
December 25, 2013              41         0      0      0     0     0
December 25, 2014              37         0      0      0     0     0
December 25, 2015              34         0      0      0     0     0
December 25, 2016              30         0      0      0     0     0
December 25, 2017              26         0      0      0     0     0
December 25, 2018              22         0      0      0     0     0
December 25, 2019              18         0      0      0     0     0
December 25, 2020              15         0      0      0     0     0
December 25, 2021              11         0      0      0     0     0
December 25, 2022               7         0      0      0     0     0
December 25, 2023               4         0      0      0     0     0
December 25, 2024               1         0      0      0     0     0
December 25, 2025               0         0      0      0     0     0
December 25, 2026               0         0      0      0     0     0
December 25, 2027               0         0      0      0     0     0
Weighted Avg Life years(1)   13.5       3.9    2.6    1.7   1.4   0.8


                                       Class A-2-A Certificates
                                     at various prepayment speeds

Distribution Date             0%    Slow II Slow I  Base  Fast I  Fast II
-------------------------------------------------------------------------
Initial Balance               100       100    100    100   100   100
December 25, 1997              98        94     90     86    82    78
December 25, 1998              96        88     81     74    68    57
December 25, 1999              94        83     73     64    55    32
December 25, 2000              91        78     65     54    38    12
December 25, 2001              89        73     59     41    23     0
December 25, 2002              86        68     52     32    14     0
December 25, 2003              84        63     46     24     7     0
December 25, 2004              81        58     40     19     3     0
December 25, 2005              78        54     35     15     2     0
December 25, 2006              74        49     31     13     1     0
December 25, 2007              71        45     27     11     1     0
December 25, 2008              67        41     23      9     1     0
December 25, 2009              63        37     20      7     1     0
December 25, 2010              59        33     17      6     1     0
December 25, 2011              55        30     15      5     0     0
December 25, 2012              51        27     13      4     0     0
December 25, 2013              47        24     11      3     0     0
December 25, 2014              43        20      9      3     0     0
December 25, 2015              38        18      7      2     0     0
December 25, 2016              33        15      6      2     0     0
December 25, 2017              28        12      5      1     0     0
December 25, 2018              23         9      3      1     0     0
December 25, 2019              18         7      3      1     0     0
December 25, 2020              14         5      2      0     0     0
December 25, 2021               9         3      1      0     0     0
December 25, 2022               5         2      1      0     0     0
December 25, 2023               2         1      0      0     0     0
December 25, 2024               0         0      0      0     0     0
December 25, 2025               0         0      0      0     0     0
December 25, 2026               0         0      0      0     0     0
December 25, 2027               0         0      0      0     0     0
Weighted Avg Life years(1)   15.5      10.9    7.9    5.3   3.5   2.3


                                       Class A-2-B Certificates
                                     at various prepayment speeds

Distribution Date             0%    Slow II Slow I  Base  Fast I  Fast II
-------------------------------------------------------------------------
Initial Balance               100       100    100    100    100  100
December 25, 1997              99        84     79     74     64   59
December 25, 1998              97        70     62     55     41   32
December 25, 1999              95        58     49     40     26   14
December 25, 2000              93        49     38     29     14    4
December 25, 2001              91        41     30     19      7    0
December 25, 2002              89        34     23     13      3    0
December 25, 2003              87        28     18      8      1    0
December 25, 2004              84        23     14      5      0    0
December 25, 2005              82        19     10      4      0    0
December 25, 2006              79        16      8      3      0    0
December 25, 2007              76        13      6      2      0    0
December 25, 2008              72        10      5      1      0    0
December 25, 2009              69         8      4      1      0    0
December 25, 2010              65         7      3      1      0    0
December 25, 2011              61         5      2      0      0    0
December 25, 2012              56         4      1      0      0    0
December 25, 2013              51         3      1      0      0    0
December 25, 2014              46         2      1      0      0    0
December 25, 2015              41         2      1      0      0    0
December 25, 2016              36         1      0      0      0    0
December 25, 2017              30         1      0      0      0    0
December 25, 2018              25         1      0      0      0    0
December 25, 2019              21         0      0      0      0    0
December 25, 2020              17         0      0      0      0    0
December 25, 2021              13         0      0      0      0    0
December 25, 2022               9         0      0      0      0    0
December 25, 2023               5         0      0      0      0    0
December 25, 2024               1         0      0      0      0    0
December 25, 2025               0         0      0      0      0    0
December 25, 2026               0         0      0      0      0    0
December 25, 2027               0         0      0      0      0    0

Weighted Avg Life years(1)   16.4       5.3    4.1    3.1    2.1  1.6

  (1) The weighted average life of the Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the Settlement Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.

                                       Class A-2-C Certificates
                                     at various prepayment speeds

Distribution Date             0%   Slow II Slow I  Base  Fast I  Fast II
-------------------------------------------------------------------------
Initial Balance               100    100   100      100   100   100
December 25, 1997              98     84    79       74    64    59
December 25, 1998              97     70    62       54    41    32
December 25, 1999              95     58    49       40    26    14
December 25, 2000              93     49    38       29    14     4
December 25, 2001              91     40    30       19     7     0
December 25, 2002              89     34    23       13     3     0
December 25, 2003              87     28    18        8     1     0
December 25, 2004              85     23    14        6     0     0
December 25, 2005              83     19    11        4     0     0
December 25, 2006              81     16     8        3     0     0
December 25, 2007              78     13     6        2     0     0
December 25, 2008              76     11     5        1     0     0
December 25, 2009              74      9     4        1     0     0
December 25, 2010              71      7     3        1     0     0
December 25, 2011              68      6     2        1     0     0
December 25, 2012              65      5     2        0     0     0
December 25, 2013              62      4     1        0     0     0
December 25, 2014              58      3     1        0     0     0
December 25, 2015              54      2     1        0     0     0
December 25, 2016              49      2     1        0     0     0
December 25, 2017              45      1     0        0     0     0
December 25, 2018              40      1     0        0     0     0
December 25, 2019              34      1     0        0     0     0
December 25, 2020              28      1     0        0     0     0
December 25, 2021              22      0     0        0     0     0
December 25, 2022              16      0     0        0     0     0
December 25, 2023               9      0     0        0     0     0
December 25, 2024               3      0     0        0     0     0
December 25, 2025               1      0     0        0     0     0
December 25, 2026               0      0     0        0     0     0
December 25, 2027               0      0     0        0     0     0

Weighted Avg Life years(1)   18.1    5.4   4.1      3.1   2.1   1.6


                                       Class F-IO Certificates (2)
                                     at various prepayment speeds

Distribution Date             0%    Slow II Slow I  Base  Fast I  Fast II
-------------------------------------------------------------------------
Initial Balance                100    100        100   100   100  100
December 25, 1997               98     85         79    68    60   35
December 25, 1998               90     67         56    38    25    0
December 25, 1999               84     53         38    15     0    0
December 25, 2000               77     39         23     0     0    0
December 25, 2001               75     30         12     0     0    0
December 25, 2002               71     23          4     0     0    0
December 25, 2003               68     17          0     0     0    0
December 25, 2004               65     12          0     0     0    0
December 25, 2005               63      8          0     0     0    0
December 25, 2006               60      4          0     0     0    0
December 25, 2007               57      1          0     0     0    0
December 25, 2008               54      0          0     0     0    0
December 25, 2009               52      0          0     0     0    0
December 25, 2010               49      0          0     0     0    0
December 25, 2011               46      0          0     0     0    0
December 25, 2012               44      0          0     0     0    0
December 25, 2013               41      0          0     0     0    0
December 25, 2014               37      0          0     0     0    0
December 25, 2015               34      0          0     0     0    0
December 25, 2016               30      0          0     0     0    0
December 25, 2017               26      0          0     0     0    0
December 25, 2018               22      0          0     0     0    0
December 25, 2019               18      0          0     0     0    0
December 25, 2020               15      0          0     0     0    0
December 25, 2021               11      0          0     0     0    0
December 25, 2022                7      0          0     0     0    0
December 25, 2023                4      0          0     0     0    0
December 25, 2024                1      0          0     0     0    0
December 25, 2025                0      0          0     0     0    0
December 25, 2026                0      0          0     0     0    0
December 25, 2027                0      0          0     0     0    0

Weighted Avg Life years(1)    13.5    3.9        2.6   1.7   1.4  0.8


                                       Class A-IO Certificates (2)
                                     at various prepayment speeds

Distribution Date             0%    Slow II Slow I  Base  Fast I  Fast II
-------------------------------------------------------------------------
Initial Balance                100   100      100  100      100  100
December 25, 1997               98    89       85   81       74   70
December 25, 1998               96    80       72   65       55   46
December 25, 1999               94    72       62   53       42   23
December 25, 2000               92    64       53   43       27    8
December 25, 2001               90    58       46   31       16    0
December 25, 2002               88    52       39   23        9    0
December 25, 2003               85    47       33   17        4    0
December 25, 2004               82    42       28   13        2    0
December 25, 2005               80    38       24   10        1    0
December 25, 2006               77    34       20    8        1    0
December 25, 2007               73    30       17    7        1    0
December 25, 2008               70    27       15    5        0    0
December 25, 2009               66    24       13    4        0    0
December 25, 2010               63    21       11    4        0    0
December 25, 2011               59    19        9    3        0    0
December 25, 2012               55    17        8    2        0    0
December 25, 2013               50    14        6    2        0    0
December 25, 2014               46    12        5    2        0    0
December 25, 2015               41    10        4    1        0    0
December 25, 2016               36     9        3    1        0    0
December 25, 2017               31     7        3    1        0    0
December 25, 2018               26     5        2    0        0    0
December 25, 2019               21     4        1    0        0    0
December 25, 2020               16     3        1    0        0    0
December 25, 2021               12     2        1    0        0    0
December 25, 2022                7     1        0    0        0    0
December 25, 2023                3     0        0    0        0    0
December 25, 2024                1     0        0    0        0    0
December 25, 2025                0     0        0    0        0    0
December 25, 2026                0     0        0    0        0    0
December 25, 2027                0     0        0    0        0    0

Weighted Avg Life years(1)    16.1   8.4      6.1  4.3      2.8  2.0

  (1) The weighted average life of the Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the Settlement Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.

 (2) The Class F-IO and Class A-IO have notional principal balances.

          PERCENTAGE OF CERTIFICATE PRINCIPAL BALANCE OUTSTANDING FOR:


                                     Class PO Certificates                     Class M-1, Class M-2 and Class M-3 Certificates
                                  at various prepayment speeds                         at various prepayment speeds

DISTRIBUTION DATE             0%   SLOW II   SLOW I   BASE   FAST I   FAST II     0%   SLOW II   SLOW I   BASE   FAST I     FAST II
                             ---   --------  -------  -----  -------  --------  ----   --------  -------  -----  ---------  --------
Initial Balance              100        100      100    100      100       100   100        100      100    100        100       100
December 25, 1997             96         90       88     83       79        68    98         98       98     98         98        98
December 25, 1998             74         65       61     55       50        36    90         90       90     90         90        90
December 25, 1999             69         58       52     44       38        24    84         84       84     84         84        86
December 25, 2000             32         25       22     17       14         8    77         77       77     77         78        82
December 25, 2001             30         22       19     14       11         5    75         75       75     75         76        75
December 25, 2002             27         19       15     11        8         3    71         69       69     68         68        54
December 25, 2003             26         17       13      9        6         2    68         65       64     61         60        39
December 25, 2004             24         15       11      7        5         1    65         62       58     54         52        29
December 25, 2005             23         13       10      6        4         1    63         58       52     46         42        21
December 25, 2006             21         11        8      5        3         1    60         55       45     38         33        16
December 25, 2007             19         10        7      4        2         0    57         51       39     31         26        11
December 25, 2008             17          8        6      3        2         0    54         47       34     25         21         8
December 25, 2009             16          7        5      2        1         0    52         42       29     21         16         6
December 25, 2010             14          6        4      2        1         0    49         37       25     17         13         5
December 25, 2011             14          5        3      1        1         0    46         33       22     14         10         3
December 25, 2012             13          5        3      1        1         0    44         29       19     11          8         2
December 25, 2013             12          4        2      1        0         0    41         26       16      9          6         2
December 25, 2014             11          4        2      1        0         0    37         22       13      7          4         1
December 25, 2015             10          3        2      1        0         0    34         19       11      5          3         1
December 25, 2016              9          3        1      0        0         0    30         16        9      4          2         1
December 25, 2017              8          2        1      0        0         0    26         13        7      3          2         0
December 25, 2018              7          2        1      0        0         0    22         10        5      2          1         0
December 25, 2019              5          1        1      0        0         0    18          8        4      2          1         0
December 25, 2020              4          1        0      0        0         0    15          6        3      1          1         0
December 25, 2021              3          1        0      0        0         0    11          4        2      1          0         0
December 25, 2022              2          0        0      0        0         0     7          3        1      0          0         0
December 25, 2023              1          0        0      0        0         0     4          1        1      0          0         0
December 25, 2024              0          0        0      0        0         0     1          0        0      0          0         0
December 25, 2025              0          0        0      0        0         0     0          0        0      0          0         0
December 25, 2026              0          0        0      0        0         0     0          0        0      0          0         0
December 25, 2027              0          0        0      0        0         0     0          0        0      0          0         0

Weighted Avg Life years(1)   6.6        4.6      4.0    3.3      2.9       2.1  13.5       11.5     10.1    9.0        8.5       6.9

(1) The weighted average life of the Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the Settlement Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.

SENSITIVITY OF THE CLASS A-IO, CLASS A-2-A, CLASS A-2-B, CLASS A-2-C, CLASS F-IO AND CLASS PO CERTIFICATES

          The yield to investors in the Class A-IO, Class A-2-A, Class A-2-B and Class A-2-C Certificates will be highly sensitive to the level of the indices relating to the related ARM Loans (the "Indices") and sensitive to the rate and timing of principal payments (including prepayments) of the related ARM Loans, which may fluctuate significantly from time to time.

          Since there can be no assurance that the level of the Indices will correlate with the levels of prevailing mortgage interest rates, it is possible that lower prevailing mortgage rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of any Index.

          To illustrate the significance of changes in the level of both the Indices and in prepayments on the yield to maturity of the Class A-IO, Class A-2-A, Class A-2-B and Class A-2-C Certificates, the tables below indicate the pre-tax yields to maturity (on a corporate bond equivalent basis) under the assumptions discussed below at the different constant percentages of CPR and PSA and the constant levels of the Indices indicated. It is not likely that the Mortgage Loans will prepay at a constant level of CPR or PSA until maturity, that all of the Mortgage Loans in each Pool will prepay at the same rate or that the level of the Indices will remain constant.

          The yield to investors in the Class A-IO and F-IO Certificates will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of principal payments.

          The yield to investors in the Class PO Certificates will be extremely sensitive to the rate and timing of principal payments (including prepayments) on the Discount Mortgage Loans, respectively, which rate may vary significantly from time to time. Investors should fully consider the associated risks, including the risk that a relatively low rate of principal payments (including prepayments) on the Discount Mortgage Loans will have a negative effect on the yield to investors in the Class PO Certificates.

          The pre-tax yields set forth in the following tables were calculated by (i) determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Class A-IO, Class A-2-A, Class A-2-B and Class A-2-C Certificates would cause the discounted present value of such assumed streams of cash flows to equal the respective assumed purchase price set forth in the tables below for such Class, and (ii) converting such monthly rates to a semi-annual corporate bond equivalent rate. Such calculation does not take into account the interest rate at which investors will be able to reinvest funds received by them and does not purport to reflect the return on any investment in any such Classes when such reinvestment rates are considered.

SENSITIVITY OF PRE-TAX YIELDS TO MATURITY OF THE CLASS A-2-A, A-2-B, A-2-C, AND
        A-I-O CERTIFICATES TO PREPAYMENTS AND CHANGES TO THE INDEX RATES


                            Class A-IO Certificates
                         at various prepayment speeds

                0%      SlowII  Slow I  Base    Fast I  Fast II
               ----     ------  ------  ----    ------  -------
-3.00%
Unchanged
+3.00%

                            Class A-2-A Certificates
                         at various prepayment speeds

                0%      SlowII  Slow I  Base    Fast I  Fast II
               ----     ------  ------  ----    ------  -------
-3.00%
Unchanged
+3.00%


                            Class A-2-B Certificates
                         at various prepayment speeds

                0%      SlowII  Slow I  Base    Fast I  Fast II
               ----     ------  ------  ----    ------  -------
-3.00%
Unchanged
+3.00%


                            Class A-2-C Certificates
                         at various prepayment speeds

                0%      SlowII  Slow I  Base    Fast I  Fast II
               ----     ------  ------  ----    ------  -------
-3.00%
Unchanged
+3.00%


                            Class F-IO Certificates
                         at various prepayment speeds

                0%      SlowII  Slow I  Base    Fast I  Fast II
               ----     ------  ------  ----    ------  -------
-3.00%
Unchanged
+3.00%


                            Class PO Certificates
                         at various prepayment speeds

                0%      SlowII  Slow I  Base    Fast I  Fast II
               ----     ------  ------  ----    ------  -------
-3.00%
Unchanged
+3.00%

                       DESCRIPTION OF THE MORTGAGE LOANS

POOL I

          The Mortgage Loans in Pool I consist of 925 loans under which the related Mortgaged Properties are located in 48 states and the District of Columbia, as set forth herein. The Mortgage Loans in Pool I have an aggregate principal balance of $111,708,544.61, the minimum principal balance of any such Mortgage Loan in Pool I is $9,942.75, the maximum principal balance thereof is $1,190,855.56 and the average principal balance of such Mortgage Loans is approximately $120,765.99. The Mortgage Rates on the Mortgage Loans range from 5.000% to 21.990% per annum, and the weighted average Mortgage Rate of such Mortgage Loans is 8.626% per annum. Certain of the principal balance, $571,162.16, is Arrearage (as defined herein) and does not accrue interest.

          The Mortgage Loans in Pool I have remaining terms to stated maturity from 6 months to 397 months, a weighted average remaining term to stated maturity of 241 months and a weighted average seasoning of 49 months. No Mortgage Loan in Pool I has a stated maturity later than January 20, 2030. 82.27% of the Mortgage Loans in Pool I by aggregate principal balance require monthly payments of principal that will fully amortize the Mortgage Loans by their respective maturity dates and 15.65% of such Mortgage Loans by aggregate principal balance are Balloon Loans. 2.08% of the Mortgage Loans have no information regarding a Balloon Payment, but the Mortgage Loans appear to require monthly payments of principal that will fully amortize such Mortgage Loans.

             The weighted average amortized LTV (as defined herein) of the Mortgage Loans Pool I is 86.22%.

          3.99% of the Mortgage Loans in Pool I by aggregate principal balance are in Chapter 13 bankruptcy. 5.34% of the Mortgage Loans in Pool I have been modified.

             The following tables describe the Pool I Mortgage Loans and the related Mortgaged Properties as of the Cut-Off Date.

                                    GROUP I
                            GEOGRAPHIC DISTRIBUTION

                          NUMBER OF         AGGREGATE        % OF AGGREGATE
        STATE           MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------  --------------  -----------------  ------------------

Alabama...............               4    $    301,010.91               0.27%
Alaska................               1         173,417.09               0.16
Arizona...............              72       3,785,443.44               3.39
Arkansas..............               1          64,142.54               0.06
California............             177      37,457,587.72              33.53
Colorado..............              10         806,464.71               0.72
Connecticut...........              18       2,102,437.31               1.88
District of Columbia..               3         150,183.96               0.13
Delaware..............               7         601,255.98               0.54
Florida...............              50       4,045,311.44               3.62
Georgia...............              40       3,289,989.70               2.95
Hawaii................               5       3,229,513.13               2.89
Illinois..............              16       1,741,940.06               1.56
Indiana...............               5         354,180.76               0.32
Iowa..................               3         479,647.72               0.43
Kansas................               2         266,835.75               0.24
Kentucky..............               3         271,482.08               0.24
Louisiana.............              23       1,204,185.98               1.08
Maine.................               1         169,453.39               0.15
Maryland..............              16       1,879,862.44               1.68
Massachusetts.........              17       1,807,257.71               1.62
Michigan..............              17       1,793,076.63               1.61
Minnesota.............               7         895,658.62               0.80
Mississippi...........               9         616,134.13               0.55
Missouri..............               5         586,259.12               0.52
Montana...............               2         164,728.08               0.15
Nebraska..............               2         105,162.29               0.09
Nevada................               3         550,113.78               0.49
New Hampshire.........               3         215,412.17               0.19
New Jersey............             106      10,949,429.10               9.80
New Mexico............               4         141,805.13               0.13
New York..............             129      15,478,057.47              13.86
North Carolina........              13       1,043,223.95               0.93
North Dakota..........               1         167,351.41               0.15
Ohio..................               8         611,793.13               0.55
Oklahoma..............               6         365,935.77               0.33
Oregon................               3         380,775.18               0.34
Pennsylvania..........              30       1,977,080.52               1.77
Rhode Island..........               4         756,399.98               0.68
South Carolina........               5         377,386.25               0.34
Tennessee.............              12       1,319,044.28               1.18
Texas.................              47       5,176,968.83               4.63
Utah..................               4         261,985.58               0.23
Vermont...............               3         311,582.29               0.28
Virginia..............              17       2,075,155.32               1.86
Washington............               5         616,954.94               0.55
West Virginia.........               1          63,405.75               0.06
Wisconsin.............               2          61,932.42               0.06
Wyoming...............               3         464,127.87               0.42
                                   ---    ---------------           --------
   TOTAL..............             925    $111,708,544.61           100.00%*
                                   ===    ===============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    GROUP I
                        DISTRIBUTION OF AMORTIZED LTVS**


       RANGE OF           NUMBER OF         AGGREGATE        % OF AGGREGATE
 AMORTIZED LTV RATIOS   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------  --------------  -----------------  ------------------
100.01% or greater                 144    $ 24,285,232.07              21.74%
 95.01 - 100.00.......              52       5,744,758.92               5.14
 90.01 -  95.00.......              91      11,750,576.18              10.52
 85.01 -  90.00.......              68      10,627,079.12               9.51
 80.01 -  85.00.......              68      10,313,678.62               9.23
 75.01 -  80.00.......              85      10,186,742.17               9.12
 70.01 -  75.00.......              71      10,301,039.20               9.22
 65.01 -  70.00.......              52       5,855,794.67               5.24
 60.01 -  65.00.......              49       4,086,086.70               3.66
 55.01 -  60.00.......              36       4,335,090.97               3.88
 50.01 -  55.00.......              48       3,669,688.64               3.29
 00.01 -  50.00.......             154      10,440,509.45               9.35
Unavailable...........               7         112,267.90               0.10
                                   ---    ---------------           --------
   TOTAL..............             925    $111,708,544.61           100.00%*
                                   ===    ===============           ========
------------------------
*    Percentages may not add to 100% due to rounding.
** The amortized LTV of a Mortgage Loan is based on the Aggregate Principal Balance as of the Cut-Off Date and an opinion of value, where available, that was received subsequent to the origination of the Mortgage Loan, and in most cases, in conjunction with the Sellers acquisition of the Mortgage Loan. Approximately 74% of such opinions of value were received in 1996.


                                    GROUP I
                      DISTRIBUTION OF CURRENT DELINQUENCY

      CURRENT           NUMBER OF         AGGREGATE        % OF AGGREGATE
 DELINQUENCY STATUS   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------  --------------  -----------------  ------------------
Current.............        772         $ 97,401,135.00           87.19%
30 - 59 days........        136           13,131,795.07           11.76
60 - 89 days........         17            1,175,614.54            1.05
                            ---         ---------------        --------
   TOTAL............        925         $111,708,544.61        100.00%*
                            ===         ===============        ========
----------------

*    Percentages may not add to 100% due to rounding.

                                    GROUP I
                     DISTRIBUTION OF CURRENT MORTGAGE RATES

        RANGE OF            NUMBER OF         AGGREGATE        % OF AGGREGATE
 CURRENT MORTGAGE RATES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------  --------------  -----------------  ------------------
6.00% or less...........          18        $  2,704,844.84           2.42%
6.01 - 7.00.............          88          13,131,792.91          11.76
7.01 - 8.00.............         210          35,982,230.27          32.21
8.01 - 9.00.............         191          28,324,186.62          25.36
9.01 - 10.00............         128          12,814,819.34          11.47
10.01 - 11.00...........         122          11,106,914.21           9.94
11.01 - 12.00...........          49           2,805,609.66           2.51
12.01 - 13.00...........          28           1,149,977.19           1.03
13.01 - 14.00...........          19             558,648.63           0.50
14.01 - 15.00...........          12             455,498.03           0.41
15.01 - 16.00...........          18             607,221.62           0.54
16.01 - 17.00...........          18             776,217.02           0.69
17.01 - 18.00...........          16             470,032.39           0.42
18.01 - 19.00...........           6             212,216.18           0.19
19.01 or greater........           2              37,173.54           0.03
Non Accrual**...........         N/A             571,162.16           0.51
                          --------------    ---------------         --------
   TOTAL................         925        $111,708,544.61         100.00%*
                                     ===    ===============         ========
------------------------
*    Percentages may not add to 100% due to rounding.
**   Certain of the principal balance is Arrearage and does not accrue interest.



                                    GROUP I
                   AMORTIZED TERM TO MATURITY DISTRIBUTION**

                    NUMBER OF         AGGREGATE        % OF AGGREGATE
     MONTHS       MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
 60 or less.....              26    $    545,200.60               0.49%
 61 - 120.......             144       5,337,622.31               4.78
121 - 180.......             122      10,313,223.91               9.23
181 - 240.......              38       2,773,244.04               2.48
241 - 300.......             186      21,750,253.63              19.47
301 - 360.......             397      69,596,533.89              62.30
361 - 420.......               1          54,111.70               0.05
421 or greater..              11       1,338,354.53               1.20
                             ---    ---------------           --------
   TOTAL........             925    $111,708,544.61           100.00%*
                             ===    ===============           ========
------------------------
*    Percentages may not add to 100% due to rounding.
** The amortized term to maturity is based solely upon the features of the original or modified Mortgage Loan without regard to any Arrearage.


                                    GROUP I
                   DISTRIBUTION OF CURRENT PRINCIPAL BALANCES


          RANGE OF              NUMBER OF         AGGREGATE        % OF AGGREGATE
 CURRENT PRINCIPAL BALANCES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------------  --------------  -----------------  ------------------

$     1 -  50,000...........             304    $  8,732,858.57               7.82%
50,001 - 100,000............             233      17,114,885.48              15.32
100,001 - 150,000...........             150      18,123,054.32              16.22
150,001 - 200,000...........              72      12,629,154.50              11.31
200,001 - 250,000...........              56      12,524,630.92              11.21
250,001 - 300,000...........              43      11,890,082.42              10.64
300,001 - 350,000...........              21       6,810,401.28               6.10
350,001 or greater..........              46      23,883,477.12              21.38
                                         ---    ---------------           --------
   TOTAL....................             925    $111,708,544.61           100.00%*
                                         ===    ===============           ========
------------------------

*    Percentages may not add to 100% due to rounding.




                                    GROUP I
                         DISTRIBUTION OF PROPERTY TYPES

                      NUMBER OF         AGGREGATE        % OF AGGREGATE
  PROPERTY TYPE     MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
1-4 Family........             729    $ 98,244,437.58              87.95%
CO-OP.............              32       2,276,337.00               2.04
Condominium.......             129      10,097,704.57               9.04
MF Double Wide....               4         114,314.25               0.10
MF Single Wide....              27         509,340.89               0.46
Mobile Home Park..               1          25,483.60               0.02
Multi-Family......               3         440,926.72               0.39
                               ---    ---------------           --------
  TOTAL...........             925    $111,708,544.61           100.00%*
                               ===    ===============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    GROUP I
                        DISTRIBUTION OF OCCUPANCY STATUS


                        NUMBER OF         AGGREGATE        % OF AGGREGATE
  OCCUPANCY STATUS    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------  --------------  -----------------  ------------------
Non-Owner Occupied..              46    $  6,251,987.69               5.60%
Other...............              10         527,572.31               0.47
Owner-Occupied......             823     102,148,792.21              91.44
Second Home.........               5         198,731.02               0.18
Unknown.............              41       2,581,461.38               2.31
                                 ---    ---------------           --------
   TOTAL............             925    $111,708,544.61           100.00%*
                                 ===    ===============           ========
---------------
*    Percentages may not add to 100% due to rounding.


                                    GROUP I
                          DISTRIBUTION OF LOAN PURPOSE

                      NUMBER OF         AGGREGATE        % OF AGGREGATE
   LOAN PURPOSE     MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
Home Improvement..              12    $    501,690.15               0.45%
Purchase..........             450      41,873,456.20              37.48
Refinance.........             291      47,727,342.85              42.72
Relocation........             120      18,895,638.24              16.92
Unknown...........              52       2,710,417.17               2.43
                               ---    ---------------           --------
   TOTAL..........             925    $111,708,544.61           100.00%*
                               ===    ===============           ========
------------------------
*    Percentages may not add to 100% due to rounding.


                                    GROUP I
                           DISTRIBUTION OF SEASONING

     MONTHS         NUMBER OF         AGGREGATE        % OF AGGREGATE
  OF SEASONING    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
Not Given or 0..               4    $    360,241.12               0.32%
 1 - 12.........              56      11,689,885.74              10.46
13 - 24.........             181      27,873,509.42              24.95
25 - 36.........             111      18,368,346.80              16.44
37 - 48.........              66       8,813,037.65               7.89
49 - 60.........              63       8,685,288.64               7.77
61 - 84.........             136      14,748,950.70              13.20
85 - 120........             213      17,188,473.34              15.39
121 or greater..              95       3,980,811.20               3.56
                             ---    ---------------           --------
   TOTAL........             925    $111,708,544.61           100.00%*
                             ===    ===============           ========
------------------------
* Percentages may not add to 100% due to rounding.

POOL II

     The Mortgage Loans in Pool II consist of 799 loans under which the related Mortgaged Properties are located in 25 states and the District of Columbia, as set forth herein. The Mortgage Loans in Pool II have an aggregate principal balance of $90,635,697.98, the minimum principal balance of any of such Mortgage Loans is $10,012.26; the maximum principal balance thereof is $706,044.39 and the average principal balance of such Mortgage Loans is approximately $113,436.42. The current Mortgage Rates of the Mortgage Loans in Pool II range from 2.000% to 12.250%, and the weighted average current Mortgage Rate is 7.523% and the weighted average margin is 2.386%. Certain of the principal balance, $1,521,052.88, is Arrearage (as defined herein) and does not accrue interest.

     The Mortgage Loans in Pool II have remaining terms to stated maturity from 10 months to 426 months, a weighted average remaining term to stated maturity of 288 months and a weighted average seasoning of 100 months. No Mortgage Loan in Pool II has a stated maturity later than June 10, 2032. 95.42% of the Mortgage Loans in Pool II by aggregate principal balance require monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates. 4.58% of the Mortgage Loans have no information regarding a Balloon Payment, but the Mortgage Loans appear to require monthly payments of principal that will fully amortize such Mortgage Loans.

     The weighted average amortized LTV (as defined herein) of the Mortgage Loans included in Pool II is 75.97%.

     92.02% of the Mortgage Loans in Pool II are indexed on 11th District COFI; 6.31% are indexed on the National Average Contract Rate; 1.32% are indexed on FHLBB. Less than 0.36% have indices other than 11th District COFI, National Average Contract Rate and FHLBB.

     66.54% of the Mortgage Loans in Pool II have monthly interest rate and annual payment adjustment frequencies. 7.09% of the Mortgage Loans in Pool II have annual interest rate and annual payment adjustment frequencies. 19.45% of the Mortgage Loans in Pool II have semi-annual interest rate and semi-annual payment adjustment frequencies. 6.04% of the loans in Pool II have three-year interest rate and three-year payment adjustment frequencies. The Mortgage Loans in Pool II have a weighted average margin of 2.386%. The margins for the Mortgage Loans in Pool II range from -1.860% to 5.000%. 11.37% of the Mortgage Loans in Pool II have a periodic rate adjustment cap of 1.00%; 6.27% of the Mortgage Loans have a periodic rate adjustment cap of 1.50%; 2.18% of the Mortgage Loans have a periodic rate adjustment cap of 2.00%; 79.79% of the Mortgage Loans have no periodic rate adjustment cap. The weighted average number of months until the next reset date is approximately 2 months. The weighted average maximum stated Mortgage Rate is 14.266%, with maximum stated Mortgage Rates that range from 10.875% to 19.750%. The weighted average minimum stated Mortgage Rate is 6.507%, with minimum stated Mortgage Rates that range from 0.879% to 12.250%.

     21.86% of the Mortgage Loans in Pool II by aggregate principal balance are in Chapter 13 bankruptcy. 4.51% of the Mortgage Loans in Pool II have been modified.

     The following tables describe the Pool II Mortgage Loans and the related Mortgaged Properties as of the Cut-Off Date.

                                    POOL II
                            GEOGRAPHIC DISTRIBUTION

                          NUMBER OF         AGGREGATE        % OF AGGREGATE
        STATE           MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------  --------------  -----------------  ------------------
Arizona...............              20     $ 1,470,115.55               1.62%
California............             359      57,085,582.83              62.98
Colorado..............               3         349,494.97               0.39
Connecticut...........               2         212,941.31               0.23
District of Columbia..               2         364,333.06               0.40
Florida...............             224      11,762,060.20              12.98
Georgia...............              15       1,181,351.36               1.30
Hawaii................               1         345,490.57               0.38
Illinois..............              25       1,863,584.18               2.06
Indiana...............               1          30,426.45               0.03
Louisiana.............               1         183,987.40               0.20
Maine.................               1          60,205.93               0.07
Maryland..............               6         989,401.93               1.09
Massachusetts.........               5         855,175.20               0.94
Minnesota.............               9       1,096,960.81               1.21
Missouri..............              18       1,225,288.81               1.35
Nevada................               2         498,860.27               0.55
New Jersey............               3         573,569.63               0.63
New York..............              24       4,314,056.62               4.76
North Carolina........               7         308,999.64               0.34
Ohio..................              19       1,098,553.38               1.21
Oregon................               4         180,708.59               0.20
Tennessee.............              14       1,132,373.94               1.25
Texas.................              20       1,613,712.12               1.78
Virginia..............               7       1,186,880.90               1.31
Washington............               7         651,582.33               0.72
                                   ---     --------------           --------
   TOTAL..............             799     $90,635,697.98           100.00%*
                                   ---     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL II
                        DISTRIBUTION OF AMORTIZED LTVS**


       RANGE OF           NUMBER OF         AGGREGATE        % OF AGGREGATE
 AMORTIZED LTV RATIOS   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------  --------------  -----------------  ------------------
100.01% or greater....              81     $13,439,538.09              14.83%
95.01 -  100.00.......              20       3,293,685.06               3.63
90.01 - 95.00.........              42       6,694,694.42               7.39
85.01 - 90.00.........              38       4,563,769.40               5.04
80.01 - 85.00.........              51       6,765,953.58               7.46
75.01 - 80.00.........              60       5,376,021.14               5.93
70.01 - 75.00.........              84       9,772,839.17              10.78
65.01 - 70.00.........              94      11,130,556.15              12.28
60.01 - 65.00.........              71       6,522,941.35               7.20
55.01 - 60.00.........              61       6,831,950.85               7.54
50.01 - 55.00.........              55       5,675,418.87               6.26
00.01 - 50.00.........             142      10,568,329.90              11.66
                                   ---     --------------           --------
   TOTAL..............             799     $90,635,697.98           100.00%*
                                   ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.
** The amortized LTV of a Mortgage Loan is based on the Aggregate Principal Balance as of the Cut-Off Date and an opinion of value, where available, that was received subsequent to the origination of the Mortgage Loan, and in most cases, in conjunction with the Sellers acquisition of the Mortgage Loan. Approximately 70% of such opinions of value were received in 1996.



                                    POOL II
                      DISTRIBUTION OF CURRENT DELINQUENCY

      CURRENT              NUMBER OF                  AGGREGATE        % OF AGGREGATE
 DELINQUENCY STATUS      MORTGAGE LOANS           PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------     --------------           -----------------  ------------------

Current.............              703              $80,218,953.21              88.51%
30 - 59 days........               72                8,033,979.68               8.86
60 - 89 days........               24                2,382,765.09               2.63
                                  ---              --------------           --------
   TOTAL............              799              $90,635,697.98           100.00%*
                                  ===              ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.

                                    POOL II
                     DISTRIBUTION OF CURRENT MORTGAGE RATES


        RANGE OF            NUMBER OF         AGGREGATE        % OF AGGREGATE
 CURRENT MORTGAGE RATES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------  --------------  -----------------  ------------------
6.00% or less...........               5     $   736,720.84               0.81%
6.01 -   7.00...........             101       9,246,267.00              10.20
7.01 -   8.00...........             610      70,604,895.77              77.90
8.01 -   9.00...........              28       2,685,273.02               2.96
9.01 - 10.00............              34       3,375,240.62               3.72
10.01 - 11.00...........              17       2,085,344.56               2.30
11.01 - 12.00...........               3         284,370.67               0.31
12.01 - 13.00...........               1          96,532.62               0.11
Non-Accrual**...........             N/A       1,521,052.88               1.68
                          --------------     --------------           --------
   TOTAL................             799     $90,635,697.98           100.00%*
                                     ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.
**   Certain of the principal balance is Arrearage and does not accrue interest.

                                    POOL II
                       STATED REMAINING TERM TO MATURITY

                    NUMBER OF         AGGREGATE        % OF AGGREGATE
     MONTHS       MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
60 or less......               6     $   707,635.30               0.78%
61 - 120........              15       1,755,929.61               1.94
121 - 180.......             130       5,611,844.29               6.19
181 - 240.......              95       7,346,125.01               8.11
241 - 300.......             357      46,957,411.22              51.81
301 - 360.......              34       4,241,727.87               4.68
361 - 420.......             161      23,816,243.10              26.28
421 or greater..               1         198,781.58               0.22
                             ---     --------------           --------
   TOTAL........             799     $90,635,697.98           100.00%*
                             ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL II
                   DISTRIBUTION OF CURRENT PRINCIPAL BALANCES

          RANGE OF              NUMBER OF         AGGREGATE        % OF AGGREGATE
 CURRENT PRINCIPAL BALANCES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------------  --------------  -----------------  ------------------

$      1 -  50,000..........             217     $ 7,393,562.45               8.16%
 50,001 -100,000............             223      16,269,257.22              17.95
100,001 -150,000............             152      18,566,716.58              20.48
150,001 -200,000............              92      15,988,783.45              17.64
200,001 -250,000............              55      12,147,242.52              13.40
250,001 -300,000............              35       9,446,305.15              10.42
300,001 -350,000............              11       3,542,521.30               3.91
350,001 or greater..........              14       7,281,309.31               8.03
                                         ---     --------------           --------
   TOTAL....................             799     $90,635,697.98           100.00%*
                                         ===     ==============           ========

*    Percentages may not add to 100% due to rounding.

                                    POOL II
                         DISTRIBUTION OF PROPERTY TYPES

                   NUMBER OF         AGGREGATE        % OF AGGREGATE
 PROPERTY TYPE   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
---------------  --------------  -----------------  ------------------
1-4 Family.....             680     $82,685,177.29              91.23%
Condominium....             118       7,828,774.44               8.64
Multi-Family...               1         121,746.25               0.13
                            ---     --------------           --------
   TOTAL.......             799     $90,635,697.98           100.00%*
                            ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL II
                        DISTRIBUTION OF OCCUPANCY STATUS

                        NUMBER OF         AGGREGATE        % OF AGGREGATE
  OCCUPANCY STATUS    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------  --------------  -----------------  ------------------
Non-Owner Occupied..             111     $ 6,697,630.52               7.39%
Other...............              36       6,161,346.83               6.80
Owner Occupied......             619      73,633,097.01              81.24
Second Home.........               6         652,115.21               0.72
Unknown.............              27       3,491,508.41               3.85
                                 ---     --------------           --------
   TOTAL............             799     $90,635,697.98           100.00%*
                                 ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.



                                    POOL II
                          DISTRIBUTION OF LOAN PURPOSE

                      NUMBER OF         AGGREGATE        % OF AGGREGATE
   LOAN PURPOSE     MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
Home Improvement..              39     $ 5,016,346.31               5.53%
Purchase..........             458      56,165,381.08              61.97
Refinance.........             143      21,664,748.75              23.90
Unknown...........             159       7,789,221.84               8.59
                               ---     --------------           --------
   TOTAL..........             799     $90,635,697.98           100.00%*
                               ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.



                                    POOL II
                           DISTRIBUTION OF SEASONING

     MONTHS         NUMBER OF         AGGREGATE        % OF AGGREGATE
   SEASONING      MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
Not Given or 0..              13     $ 1,065,846.83               1.18%
 1 - 12.........               3         364,749.10               0.40
13 - 24.........               2         518,886.63               0.57
25 - 36.........               5       1,129,066.98               1.25
37 - 48.........               3         440,330.60               0.49
49 - 60.........               9       1,852,870.32               2.04
61 - 84.........             164      26,748,299.24              29.51
85 - 120........             360      44,122,992.62              48.68
121 or greater..             240      14,392,655.66              15.88
                             ---     --------------           --------
   TOTAL........             799     $90,635,697.98           100.00%*
                             ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL II
                     DISTRIBUTION OF MAXIMUM MORTGAGE RATES

        RANGE OF            NUMBER OF         AGGREGATE        % OF AGGREGATE
 MAXIMUM MORTGAGE RATES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------  --------------  -----------------  ------------------
No stated maximum rate..              37     $ 2,286,400.34               2.52%
10.00+ to 11.00%........               3         982,458.39               1.08
11.00+ to 12.00.........               5         928,640.93               1.02
12.00+ to 13.00.........              65       8,611,951.83               9.50
13.00+ to 14.00.........             300      41,299,888.50              45.57
14.00+ to 15.00.........             172      21,661,178.51              23.90
15.00+ to 16.00.........              59       5,510,334.40               6.08
16.00+ to 17.00.........             101       6,720,780.49               7.42
17.00+ to 18.00.........              40       1,964,419.51               2.17
18.00+ to 19.00.........              11         406,507.62               0.45
19.00+ or greater.......               6         263,137.46               0.29
                                     ---     --------------           --------
   TOTAL................             799     $90,635,697.98           100.00%*
                                     ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.


                                    POOL II
                     DISTRIBUTION OF MINIMUM MORTGAGE RATES

        RANGE OF            NUMBER OF         AGGREGATE        % OF AGGREGATE
 MINIMUM MORTGAGE RATES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------  --------------  -----------------  ------------------
No stated minimum rate..             174     $23,486,256.12              25.91%
4.00% or less...........              33       4,059,681.84               4.48
4.00+ to 5.00...........              20       1,876,418.28               2.07
5.00+ to 6.00...........             205      21,440,888.12              23.66
6.00+ to 7.00...........             247      29,087,107.90              32.09
7.00+ to 8.00...........              52       3,755,960.50               4.14
8.00+ to 9.00...........              19       1,448,472.28               1.60
9.00+ to 10.00..........              28       2,902,077.19               3.20
10.00+ to 11.00.........              17       2,197,932.46               2.43
11.00+ to 12.00.........               3         284,370.67               0.31
12.00+ or greater.......               1          96,532.62               0.11
                                     ---     --------------           --------
   TOTAL................             799     $90,635,697.98           100.00%*
                                     ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL II
                            DISTRIBUTION OF MARGINS

    RANGE OF        NUMBER OF         AGGREGATE        % OF AGGREGATE
    MARGINS       MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
Negative........              96     $ 4,409,895.54               4.87%
0.000%..........              11         425,153.40               0.47
0.001 to 1.000..              40       1,637,324.33               1.81
1.001 to 2.000..              57       5,489,473.08               6.06
2.001 to 3.000..             531      70,484,392.67              77.77
3.001 to 4.000..              48       6,240,273.51               6.89
4.001 to 5.000..              16       1,949,185.45               2.15
                             ---     --------------           --------
   TOTAL........             799     $90,635,697.98           100.00%*
                             ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.


                                    POOL II
                     DISTRIBUTION OF RATE CHANGE FREQUENCY

 RATE CHANGE     NUMBER OF         AGGREGATE        % OF AGGREGATE
  FREQUENCY    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------  --------------  -----------------  ------------------
1 Month......             483     $61,089,276.83              67.40%
1 Year.......              68       6,370,303.42               7.03
2.5 Year.....               1          41,851.98               0.05
3 Month......               1          24,809.59               0.03
3 Year.......             129       5,477,122.35               6.04
6 Month......             117      17,632,333.81              19.45
                          ---     --------------           --------
   TOTAL.....             799     $90,635,697.98           100.00%*
                          ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.



                                    POOL II
                    DISTRIBUTION OF PAYMENT CHANGE FREQUENCY

 PAYMENT CHANGE     NUMBER OF         AGGREGATE        % OF AGGREGATE
   FREQUENCY      MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
1 Month.........               6     $   782,596.33               0.86%
1 Year..........             546      66,701,793.51              73.59
2.5 Year........               1          41,851.98               0.05
3 Year..........             129       5,477,122.35               6.04
6 Month.........             117      17,632,333.81              19.45
                             ---     --------------           --------
   TOTAL........             799     $90,635,697.98           100.00%*
                             ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.


                                    POOL II
                          NEGATIVE AMORTIZATION LIMIT

         NEGATIVE             NUMBER OF         AGGREGATE        % OF AGGREGATE
    AMORTIZATION LIMIT      MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------------  --------------  -----------------  ------------------

No negative amortization..             318     $29,900,395.18              32.99%
110.000%..................               3         868,287.20               0.96
115.000...................               1         116,807.56               0.13
125.000...................              31       4,285,243.38               4.73
127.000...................               1         114,781.49               0.13
150.000...................              13       1,427,742.63               1.58
Unlimited.................             432      53,922,440.54              59.49
                                       ---     --------------           --------
   TOTAL..................             799     $90,635,697.98           100.00%*
                                       ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.



                                    POOL II
                               PERIODIC RATE CAP

 PERIODIC     NUMBER OF         AGGREGATE        % OF AGGREGATE
 RATE CAP   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------  --------------  -----------------  ------------------
0.0000%...             588     $72,319,787.42              79.79%
0.7500....               1         103,823.89               0.11
1.0000....              61      10,302,108.53              11.37
1.5000....             130       5,685,311.05               6.27
1.7500....               1          88,597.48               0.10
2.0000....              16       1,974,588.34               2.18
2.5000....               1          41,851.98               0.05
5.0000....               1         119,629.29               0.13
                       ---     --------------           --------
  TOTAL...             799     $90,635,697.98           100.00%*
                       ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.


                                    POOL II
                              PERIODIC PAYMENT CAP

  PERIODIC       NUMBER OF         AGGREGATE        % OF AGGREGATE
 PAYMENT CAP   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------  --------------  -----------------  ------------------
0.0000%......             441     $51,773,844.64              57.12%
2.0000.......               1          64,005.60               0.07
7.5000.......             334      37,606,032.40              41.49
10.0000......              23       1,191,815.34               1.32
                          ---     --------------           --------
   TOTAL.....             799     $90,635,697.98           100.00%*
                          ===     ==============           ========
                      --

*    Percentages may not add to 100% due to rounding.

Pool III

     The Mortgage Loans in Pool III consist of 387 loans under which the related Mortgaged Properties are located in 30 states and the District of Columbia, as set forth herein. The Mortgage Loans in Pool III have an aggregate principal balance of $56,843,117.92, the minimum principal balance of any of such Mortgage Loan is $203.77, the maximum principal balance thereof is $2,268,850.57 and the average principal balance of such Mortgage Loans is approximately $146,881.44. The current Mortgage Rates on the Mortgage Loans in Pool III range from 4.000% to 12.250%, and the weighted average current Mortgage Rate is 8.385% and the weighted average margin is 2.947%. Certain of the principal balance, $464,225.35, is Arrearage (as defined herein) and does not accrue interest.

     The Mortgage Loans in Pool III have remaining terms to stated maturity from 20 months to 349 months, a weighted average remaining term to stated maturity of 296 months and a weighted average seasoning of 60 months. No Mortgage Loan in Pool III has a stated maturity later than January 1, 2026. 99.07% of the Mortgage Loans in Pool III by aggregate principal balance require monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates. 0.04% of the Mortgage Loans in Pool III by aggregate principal balance are Balloon Loans. 0.90% of the Mortgage Loans have no information regarding a Balloon Payment, but the Mortgage Loans appear to require monthly payments of principal that will fully amortize such Mortgage Loans.

     The weighted average amortized LTV (as defined herein) of the Mortgage Loans included in Pool III is 81.12%.

     91.28% of the Mortgage Loans in Pool III are indexed on the weekly average of the one-year constant maturity treasury; 0.82% are indexed on the monthly average of the one-year constant maturity treasury; 3.86% are indexed on the weekly average of the three-year constant maturity treasury; 0.64% are indexed on the monthly average of the three-year constant maturity treasury; 1.82% are indexed on the auction average of the six-month treasury. Less than 1.58% have indices other than the one-year constant maturity treasury; the three-year constant maturity treasury, and the auction average of the six-month treasury.

     92.06% of the Mortgage Loans in Pool III have annual interest rate and annual payment adjustment frequencies. 3.91% of the Mortgage Loans in Pool III have three-year interest rate and three-year payment adjustment frequencies. 2.35% of the Mortgage Loans in Pool III have semi-annual interest and semi-annual payment adjustment frequencies. The Mortgage Loans in Pool III have a weighted average margin of 2.947%. The margins for the Mortgage Loans in Pool III range from 0.400% to 6.500%. 2.81% of the Mortgage Loans have a periodic rate adjustment cap of 1.00%; 0.11% of the Mortgage Loans have a periodic rate adjustment cap of 1.50%; 90.98% of the Mortgage Loans have a periodic rate adjustment cap of 2.00%; 5.36% of the Mortgage Loans have no periodic rate adjustment cap. The weighted average number of months until the next reset date is approximately 9 months. The weighted average maximum stated Mortgage Rate was 13.446%, with maximum stated Mortgage Rates that range from 3.250% to 26.260%. The weighted average minimum stated Mortgage Rate was 5.896%, with minimum stated Mortgage Rates that range from 1.375% to 18.500%.

     6.19% of the Mortgage Loans in Pool III by aggregate principal balances are in Chapter 13 bankruptcy. 2.40% of the Mortgage Loans in Pool III have been modified.

     The following tables describe the Pool III Mortgage Loans and the related Mortgaged Properties as of the Cut-Off Date.

                                    POOL III
                            GEOGRAPHIC DISTRIBUTION

                          NUMBER OF         AGGREGATE        % OF AGGREGATE
        STATE           MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------  --------------  -----------------  ------------------
Alabama...............               2     $   325,089.27               0.57%
Arizona...............               5         322,089.02               0.57
California............              79      18,360,890.18              32.30
Colorado..............               6         601,831.75               1.06
Connecticut...........              18       2,663,594.25               4.69
Delaware..............               2         304,029.56               0.53
District of Columbia..               2         751,146.50               1.32
Florida...............              46       2,338,701.36               4.11
Georgia...............               6         505,947.71               0.89
Hawaii................               4       2,461,377.41               4.33
Idaho.................               1         276,069.40               0.49
Indiana...............               1          93,393.14               0.16
Kansas................               1          84,563.17               0.15
Louisiana.............               9         662,173.47               1.16
Maine.................               1          73,871.55               0.13
Maryland..............               5       1,192,260.19               2.10
Massachusetts.........              42       6,197,019.69              10.90
Michigan..............               6         852,726.99               1.50
Minnesota.............               1         212,163.32               0.37
Mississippi...........               1          95,915.31               0.17
Missouri..............               2         252,455.55               0.44
Nevada................               5       1,006,844.98               1.77
New Jersey............              56       6,686,676.29              11.76
New Mexico............               4         264,577.34               0.47
New York..............              36       4,504,249.65               7.92
North Carolina........               3         445,758.53               0.78
Ohio..................               1         223,481.63               0.39
Oklahoma..............               2         215,134.25               0.38
Oregon................               2         372,662.36               0.66
Pennsylvania..........               8         797,501.00               1.40
Rhode Island..........               1         132,075.74               0.23
South Carolina........               2         290,487.15               0.51
Texas.................              16       1,857,978.20               3.27
Vermont...............               2         283,614.21               0.50
Virginia..............               5         542,917.35               0.96
Washington............               4         591,850.45               1.04
                                   ---     --------------           --------
   TOTAL..............             387     $56,843,117.92           100.00%*
                                   ===     ==============           ========
*    Percentages may not add to 100% due to rounding.

                                    POOL III
                        DISTRIBUTION OF AMORTIZED LTVS**

       RANGE OF           NUMBER OF         AGGREGATE        % OF AGGREGATE
 AMORTIZED LTV RATIOS   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------  --------------  -----------------  ------------------
Unavailable...........               1     $    12,400.32               0.02%
100.01% or greater....              45       7,100,755.75              12.49
95.01   -  100........              23       4,399,966.77               7.74
90.01   -  95.00......              21       2,965,806.29               5.22
85.01   -  90.00......              32       5,981,309.34              10.52
80.01   -  85.00......              34       6,553,804.40              11.53
75.01   -  80.00......              37       8,373,349.17              14.73
70.01   -  75.00......              43       7,743,842.15              13.62
65.01   -  70.00......              35       2,712,082.75               4.77
60.01   -  65.00......              25       2,468,418.37               4.34
55.01   -  60.00......              24       2,160,698.96               3.80
50.01   -  55.00......              15       1,545,178.22               2.72
00.01   -  50.00......              52       4,825,505.43               8.49
                                   ---     --------------           --------
   TOTAL..............             387     $56,843,117.92           100.00%*
                                   ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.
** The amortized LTV of a Mortgage Loan is based on the Aggregate Principal Balance as of the Cut-Off Date and an opinion of value, where available, that was received subsequent to the origination of the Mortgage Loan, and in most cases, in conjunction with the Sellers acquisition of the Mortgage Loan. Approximately 74% of such opinions of value were received in 1996.

                                    POOL III
                      DISTRIBUTION OF CURRENT DELINQUENCY

 CURRENT DELINQUENCY     NUMBER OF         AGGREGATE        % OF AGGREGATE
       STATUS          MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
---------------------  --------------  -----------------  ------------------
Current..............             303     $46,315,992.16              81.48%
30 - 59 Days.........              65       7,439,218.31              13.09
60 - 89 Days.........              19       3,087,907.45               5.43
                                  ---     --------------           --------
   TOTAL.............             387     $56,843,117.92           100.00%*
                                  ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL III
                     DISTRIBUTION OF CURRENT MORTGAGE RATES

 RANGE OF CURRENT     NUMBER OF         AGGREGATE        % OF AGGREGATE
  MORTGAGE RATES    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
6.00% or less.....               3     $   363,056.88               0.64%
6.01 -  7.00......              14       1,811,370.20               3.19
7.01 - 8.00.......              81      13,083,017.74              23.02
8.01 - 9.00.......             232      36,757,221.70              64.66
9.01 - 10.00......              35       3,439,806.93               6.05
10.01 - 11.00.....              16         804,784.04               1.42
11.01 - 12.00.....               5         107,234.76               0.19
12.01 - 13.00.....               1          12,400.32               0.02
Non Accrual**.....             N/A         464,225.35               0.82
                    --------------     --------------           --------
   TOTAL..........             387     $56,843,117.92           100.00%*
                               ===     ==============           ========

*    Percentages may not add to 100% due to rounding.
**   Certain of the principal balance is Arrearage and does not accrue interest.


                                    POOL III
                 STATED REMAINING TERM TO MATURITY DISTRIBUTION

                 NUMBER OF         AGGREGATE        % OF AGGREGATE
   MONTHS      MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------  --------------  -----------------  ------------------
 60 or less..               5     $    84,279.46               0.15%
 61 - 120....              14         431,272.67               0.76
121 - 180....              18         550,218.03               0.97
181 - 240....              66       5,435,267.22               9.56
241 - 300....             167      18,978,165.09              33.39
301 - 360....             117      31,363,915.45              55.18
                          ---     --------------           --------
   TOTAL.....             387     $56,843,117.92           100.00%*
                          ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL III
                   DISTRIBUTION OF CURRENT PRINCIPAL BALANCES


          RANGE OF              NUMBER OF         AGGREGATE        % OF AGGREGATE
 CURRENT PRINCIPAL BALANCES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------------  --------------  -----------------  ------------------
$        1 - 50,000.........              79     $ 2,366,923.89               4.16%
 50,001 -100,000............             118       8,808,139.48              15.50
100,001 -150,000............              83       9,927,373.16              17.46
150,001 -200,000............              36       6,239,016.80              10.98
200,001 -250,000............              17       3,778,134.64               6.65
250,001 -300,000............              21       5,621,166.11               9.89
300,001 -350,000............               7       2,231,825.08               3.93
350,001 or greater..........              26      17,870,538.76              31.44
                                         ---     --------------           --------
   TOTAL....................             387     $56,843,117.92           100.00%*
                                         ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.


                                    POOL III
                         DISTRIBUTION OF PROPERTY TYPES

                    NUMBER OF         AGGREGATE        % OF AGGREGATE
 PROPERTY TYPE    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
1-4 Family......             341     $51,863,988.56              91.24%
CO-OP...........               1          59,693.55               0.11
Condominium.....              38       4,755,154.15               8.37
MF Double Wide..               2          53,658.37               0.09
MF Single Wide..               5         110,623.29               0.19
                             ---     --------------           --------
   TOTAL........             387     $56,843,117.92           100.00%*
                             ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.

                                    POOL III
                        DISTRIBUTION OF OCCUPANCY STATUS

                        NUMBER OF         AGGREGATE        % OF AGGREGATE
  OCCUPANCY STATUS    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------  --------------  -----------------  ------------------
Non-Owner Occupied..              33     $ 3,210,505.08               5.65%
Other...............              22       1,782,537.85               3.14
Owner-Occupied......             300      47,373,264.09              83.34
Second Home.........               2         168,951.93               0.30
Unknown.............              30       4,307,858.97               7.58
                                 ---     --------------           --------
   TOTAL............             387     $56,843,117.92           100.00%*
                                 ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.




                                    POOL III
                          DISTRIBUTION OF LOAN PURPOSE


                      NUMBER OF         AGGREGATE        % OF AGGREGATE
   LOAN PURPOSE     MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
Home Improvement..               2     $   169,075.40               0.30%
Purchase..........             226      28,664,119.65              50.43
Refinance.........             105      20,879,868.93              36.73
Relocation........              29       3,837,622.86               6.75
Unknown...........              25       3,292,431.08               5.79
                               ---     --------------           --------
   TOTAL..........             387     $56,843,117.92           100.00%*
                               ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL III
                           DISTRIBUTION OF SEASONING

                      NUMBER OF         AGGREGATE        % OF AGGREGATE
 MONTHS SEASONING   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
Not Given or 0                   4     $   281,457.20               0.50%
  1 - 12..........               5         612,853.81               1.08
 13 - 24..........              54      15,961,649.46              28.08
 25 - 36..........              42      13,129,211.13              23.10
 37 - 48..........              17       1,778,533.18               3.13
 49 - 60..........               4         308,486.23               0.54
 61 - 84..........              23       3,111,935.07               5.47
 85 - 120.........             170      16,966,992.77              29.85
121 or greater....              68       4,691,999.07               8.25
                               ---     --------------           --------
   TOTAL..........             387     $56,843,117.92           100.00%*
                               ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.



                                    POOL III
                     DISTRIBUTION OF MAXIMUM MORTGAGE RATES

        RANGE OF            NUMBER OF         AGGREGATE        % OF AGGREGATE
 MAXIMUM MORTGAGE RATES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------  --------------  -----------------  ------------------
No stated maximum rate..              72     $ 6,219,820.34              10.94%
10.00% or less..........               9         904,392.55               1.59
10.00 + - 11.00.........              18       2,441,765.44               4.30
11.00 + - 12.00.........              30       6,201,516.63              10.91
12.00 + - 13.00.........              29       8,935,019.79              15.72
13.00 + - 14.00.........              87      18,410,739.85              32.39
14.00 + - 15.00.........              63       8,425,678.19              14.82
15.00 + - 16.00.........              30       2,319,055.63               4.08
16.00 + - 17.00.........              33       2,204,833.56               3.88
17.00 + - 18.00.........               9         466,844.06               0.82
18.00 + - 19.00.........               4          78,537.32               0.14
19.00 + or greater......               3         234,914.56               0.41
                                     ---     --------------           --------
   TOTAL................             387     $56,843,117.92           100.00%*
                                     ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                   POOL III
                    DISTRIBUTION OF MINIMUM MORTGAGE RATES


        RANGE OF            NUMBER OF         AGGREGATE        % OF AGGREGATE
 MINIMUM MORTGAGE RATES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------  --------------  -----------------  ------------------
No stated minimum rate..             287     $47,356,496.44              83.31%
 4.00% or less..........              27       3,657,723.44               6.43
 4.00 + -  5.00.........              10       1,019,132.31               1.79
 5.00 + -  6.00.........               5         288,618.74               0.51
 6.00 + -  7.00.........              12       1,361,307.38               2.39
 7.00 + -  8.00.........              13       1,386,437.07               2.44
 8.00 + -  9.00.........               5         564,230.18               0.99
 9.00 + - 10.00.........               9         471,903.43               0.83
10.00 + - 11.00.........               9         294,921.59               0.52
11.00 + - 12.00.........               5         107,234.76               0.19
12.00 + or greater......               5         335,112.58               0.59
                                     ---     --------------           --------
   TOTAL................             387     $56,843,117.92           100.00%*
                                     ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.





                                    POOL III
                            DISTRIBUTION OF MARGINS

     RANGE OF         NUMBER OF         AGGREGATE        % OF AGGREGATE
     MARGINS        MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
0.001 to 1.000%...               3     $   167,866.80               0.30%
1.001 to 2.000....              23       1,126,754.38               1.98
2.001 to 3.000....             279      42,136,923.64              74.13
3.001 to 4.000....              76      13,055,087.73              22.97
4.001 to 5.000....               3         249,374.04               0.44
5.001 or greater..               3         107,111.33               0.19
                               ---     --------------           --------
   TOTAL..........             387     $56,843,117.92           100.00%*
                               ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL III
                             RATE CHANGE FREQUENCY


 RATE CHANGE     NUMBER OF         AGGREGATE        % OF AGGREGATE
  FREQUENCY    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------  --------------  -----------------  ------------------
1 Month......               3     $   213,966.63               0.38%
1 Year.......             323      52,328,260.02              92.06
2 Year.......               1         155,005.37               0.27
3 Month......               1         205,630.19               0.36
3 Year.......              37       2,221,809.92               3.91
5 Year.......               9         257,624.74               0.45
6 Month......              13       1,460,821.05               2.57
                          ---     --------------           --------
   TOTAL.....             387     $56,843,117.92           100.00%*
                          ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.




                                    POOL III
                            PAYMENT CHANGE FREQUENCY

 PAYMENT CHANGE                 NUMBER OF       AGGREGATE           % OF AGGREGATE
    FREQUENCY               MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
 --------------            ----------------- -----------------     ----------------
 1 Year...................             327     $52,747,856.84              92.80%
10 Year...................               1          75,769.24               0.13
 2 Year...................               1         155,005.37               0.27
 3 Year...................              38       2,300,820.29               4.05
 5 Year...................               9         226,091.86               0.40
 6 Month..................              11       1,337,574.32               2.35
                                       ---     --------------           --------
   TOTAL..................             387     $56,843,117.92           100.00%*
                                       ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.

                                    POOL III
                          NEGATIVE AMORTIZATION LIMIT

         NEGATIVE             NUMBER OF         AGGREGATE        % OF AGGREGATE
    AMORTIZATION LIMIT      MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------------  --------------  -----------------  ------------------

No negative amortization..             378     $56,053,069.70              98.61%
110.0000%.................               1          99,885.50               0.18
125.0000..................               4         400,426.85               0.70
Unlimited.................               4         289,735.87               0.51
                                       ---     --------------           --------

   TOTAL..................             387     $56,843,117.92           100.00%*
                                       ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.




                                    POOL III
                               PERIODIC RATE CAP

 PERIODIC     NUMBER OF         AGGREGATE        % OF AGGREGATE
 RATE CAP   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------  --------------  -----------------  ------------------
0.0000%...              46     $ 3,048,317.69               5.36%
1.0000....              13       1,597,739.32               2.81
1.5000....               1          62,886.43               0.11
2.0000....             323      51,718,421.27              90.98
2.5000....               1         107,558.98               0.19
3.0000....               1         104,247.37               0.18
5.0000....               2         203,946.86               0.36
                       ---     --------------           --------
  TOTAL...             387     $56,843,117.92           100.00%*
                       ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.





                                    POOL III
                              PERIODIC PAYMENT CAP

  PERIODIC       NUMBER OF         AGGREGATE        % OF AGGREGATE
 PAYMENT CAP   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------  --------------  -----------------  ------------------
0.0000%......             384     $56,466,052.30              99.34%
7.5000.......               3         377,065.62               0.66
                          ---     --------------           --------
   TOTAL.....             387     $56,843,117.92           100.00%*
                          ===     ==============           ========
------------------------

* Percentages may not add to 100% due to rounding.

POOL IV

     The Mortgage Loans in Pool IV consist of 147 loans under which the related Mortgaged Properties are located in 28 states, as set forth herein. The Mortgage Loans in Pool IV have an aggregate principal balance of $19,098,571.98, the minimum principal balance of any of such Mortgage Loans is $10,989.39, the maximum principal balance thereof is $1,365,468.38 and the average principal balance of such Mortgage Loans is approximately $129,922.26. The current Mortgage Rates on the Mortgage Loans in Group IV range from 7.250% to 21.000%, and the weighted average current Mortgage Rate is 9.679% and the weighted average margin was 3.743%. Certain of the principal balance, $27,374.65, is Arrearage (as defined herein) and does not accrue interest.

     The Mortgage Loans in Pool IV have remaining terms to stated maturity from 12 months to 358 months, a weighted average remaining term to stated maturity of 310 months and a weighted average seasoning of 41 months. No Mortgage Loan in Pool IV has a stated maturity later than October 1, 2026. 97.03% of the Mortgage Loans in Pool IV by aggregate principal balance require monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates. 1.70% of the Mortgage Loans in Pool IV by aggregate principal balance Balloon Loans. 1.26% of the Mortgage Loans have no information regarding a Balloon Payment, but the Mortgage Loans appear to require monthly payments of principal that will fully amortize such Mortgage Loans.

     The weighted average amortized LTV (as defined herein) of the Mortgage Loans included in Pool IV is 74.90%.

     79.85% of the Mortgage Loans in Pool IV are indexed on six-month LIBOR rate; 0.50% are indexed on one-month LIBOR; 16.59% are indexed on Prime Rate; 3.06% are indexed on the six-month CD rate from the secondary market.

     82.09% of the Mortgage Loans in Pool IV have semi-annual interest rate and semi-annual payment adjustment frequencies. 6.68% of the Mortgage Loans in Pool IV have monthly interest rate and monthly payment adjustment frequencies. 4.18% of the Mortgage Loans in Pool IV have monthly interest rate and annual payment adjustment frequencies. 2.80% of the Mortgage Loans in Pool IV have annual interest rate and annual payment adjustment frequencies. 1.98% of the Mortgage Loans in Pool IV have daily interest rate and monthly payment adjustment frequencies. The Mortgage Loans in Pool IV have a weighted average margin of 3.743%. The margins for the Mortgage Loans in Pool IV range from -6.000% to 15.000%. 49.02% of the Mortgage Loans in Pool IV have a periodic rate adjustment cap of 1.00%; 11.23% of the Mortgage Loans have a periodic rate adjustment cap of 1.25%; 3.16% of the Mortgage Loans have a periodic rate adjustment cap of 1.50%; 6.56% of the Mortgage Loans have a periodic rate adjustment cap of 2.00%; 30.03% of the Mortgage Loans have no periodic rate adjustment cap. The weighted average number of months until the next reset date is approximately 3 months. The weighted average maximum stated Mortgage Rate was 14.770%, with maximum stated Mortgage Rates that range from 9.250% to 55.000%. The weighted average minimum stated Mortgage Rate was 8.087%, with minimum stated Mortgage Rates that range from 4.400% to 21.000%.

     3.16% of the Mortgage Loans in Pool IV by aggregate principal balance are in Chapter 13 bankruptcy. 10.87% of the Mortgage Loans in Pool IV have been modified.

     The following tables describe the Pool IV Mortgage Loans and the related Mortgaged Properties as of the Cut-Off Date.


                                    POOL IV
                            GEOGRAPHIC DISTRIBUTION

                    NUMBER OF         AGGREGATE        % OF AGGREGATE
     STATE        MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
Alabama.........               1     $    85,084.12               0.45%
Arizona.........               1          70,461.20               0.37
California......              61      10,826,181.22              56.69
Colorado........               1         218,425.81               1.14
Connecticut.....              10         759,065.27               3.97
Delaware........               1          56,327.66               0.29
Florida.........               3         163,063.50               0.85
Georgia.........               4         353,214.35               1.85
Hawaii..........               2       1,438,292.01               7.53
Idaho...........               2         302,466.79               1.58
Kentucky........               1          49,084.83               0.26
Louisiana.......               1          23,243.93               0.12
Maryland........               1          36,637.03               0.19
Massachusetts...              14       1,197,713.59               6.27
Mississippi.....               1          44,205.93               0.23
Missouri........               1          33,462.26               0.18
Nevada..........               1         506,242.65               2.65
New Hampshire...               2         147,628.80               0.77
New Jersey......               2         114,024.11               0.60
New York........               8         746,955.99               3.91
North Carolina..               1          17,404.95               0.09
Oklahoma........               1          25,463.24               0.13
Oregon..........              10         646,932.10               3.39
Rhode Island....               6         409,216.97               2.14
Texas...........               6         356,469.63               1.87
Utah............               1         195,103.22               1.02
Virginia........               1          57,362.04               0.30
Washington......               3         218,838.78               1.15
                             ---     --------------           --------
   TOTAL........             147     $19,098,571.98           100.00%*
                             ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL IV
                        DISTRIBUTION OF AMORTIZED LTVS**

       RANGE OF           NUMBER OF         AGGREGATE        % OF AGGREGATE
 AMORTIZED LTV RATIOS   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------------  --------------  -----------------  ------------------
100.01% or greater....              11     $ 1,447,073.91               7.58%
95.01  -100.00........               4         434,606.66               2.28
90.01  -  95 .0 0.....               6         613,073.26               3.21
85.01  -  90 .0 0.....              10       1,347,434.08               7.06
80.01  -  85 .0 0.....              12       2,063,794.50              10.81
75.01  -  80 .0 0.....              20       2,813,424.87              14.73
70.01  -  75 .0 0.....              18       2,032,413.05              10.64
65.01  -  70 .0 0.....              15       1,902,596.96               9.96
60.01  -  65 .0 0.....              14       2,722,630.95              14.26
55.01  -  60 .0 0.....               5         516,523.19               2.70
50.01  -  55 .0 0.....               8       1,272,912.52               6.66
00.01  -  50 .0 0.....              21       1,786,483.22               9.35
Unavailable...........               3         145,604.81               0.76
                                   ---     --------------           --------
   TOTAL..............             147     $19,098,571.98           100.00%*
                                   ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.
** The amortized LTV of a Mortgage Loan is based on the Aggregate Principal Balance as of the Cut-Off Date and an opinion of value, where available, that was received subsequent to the origination of the Mortgage Loan, and in most cases, in conjunction with the Sellers acquisition of the Mortgage Loan. Approximately 32% of such opinions of value were received in 1996.


                                    POOL IV
                      DISTRIBUTION OF CURRENT DELINQUENCY


      CURRENT           NUMBER OF         AGGREGATE        % OF AGGREGATE
 DELINQUENCY STATUS   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------  --------------  -----------------  ------------------
Current.............             119     $16,376,131.98              85.74%
30 - 59 Days........              23       2,237,590.21              11.72
60 - 89 Days........               5         484,849.79               2.54
                                 ---     --------------           --------
   TOTAL............             147     $19,098,571.98           100.00%*
                                 ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL IV
                     DISTRIBUTION OF CURRENT MORTGAGE RATES

 RANGE OF CURRENT     NUMBER OF         AGGREGATE        % OF AGGREGATE
  MORTGAGE RATES    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
7.01 - 8.00%......               4     $   506,771.68               2.65%
8.01 - 9.00.......              33       8,232,795.95              43.11
9.01 - 10.00......              39       4,517,209.57              23.65
10.01 - 11.00.....              32       2,849,220.14              14.92
11.01 - 12.00.....              21       1,855,752.49               9.72
12.01 - 13.00.....               8         674,715.97               3.53
13.01 - 14.00.....               6         296,095.10               1.55
14.01 - 15.00.....               2          46,355.95               0.24
15.01 or greater..               2          92,280.48               0.48
Non Accrual**.....             N/A          27,374.64               0.14
                    --------------     --------------           --------
   TOTAL..........             147     $19,098,571.98           100.00%*
                               ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.
**   Certain of the principal balance is Arrearage and does not accrue interest.


                                    POOL IV
                 STATED REMAINING TERM TO MATURITY DISTRIBUTION


                    NUMBER OF         AGGREGATE        % OF AGGREGATE
     MONTHS       MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
Not Given or 0..               7     $   407,589.89               2.13%
 60 or less.....               7         339,045.24               1.78
 61 - 120.......              10         402,796.65               2.11
121 - 180.......              15         868,760.04               4.55
181 - 240.......               2         158,314.90               0.83
241 - 300.......              15       1,575,424.90               8.25
301 - 360.......              91      15,346,640.36              80.35
                             ---     --------------           --------
   TOTAL........             147     $19,098,571.98           100.00%*
                             ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL IV
                       DISTRIBUTION OF PRINCIPAL BALANCES


      RANGE OF          NUMBER OF         AGGREGATE        % OF AGGREGATE
 PRINCIPAL BALANCES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------  --------------  -----------------  ------------------
$        1 - 50,000.              34     $ 1,029,743.79               5.39%
 50,001 -100,000....              56       4,152,198.56              21.74
100,001 -150,000....              21       2,670,450.34              13.98
150,001 -200,000....              15       2,525,375.74              13.22
200,001 -250,000....               5       1,106,580.82               5.79
250,001 -300,000....               3         831,449.94               4.35
300,001 -350,000....               3         963,450.45               5.04
350,001 or greater..              10       5,819,322.34              30.47
                                 ---     --------------           --------
   TOTAL............             147     $19,098,571.98           100.00%*
                                 ===     ==============           ========

*    Percentages may not add to 100% due to rounding.

                                    POOL IV
                         DISTRIBUTION OF PROPERTY TYPES

                    NUMBER OF         AGGREGATE        % OF AGGREGATE
 PROPERTY TYPE    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------  --------------  -----------------  ------------------
1-4 Family......             134     $18,533,641.97              97.04%
Condominium.....              10         437,331.71               2.29
MF Double Wide..               1          63,558.06               0.33
MF Single Wide..               2          64,040.24               0.34
                             ---     --------------           --------
   TOTAL........             147     $19,098,571.98           100.00%*
                             ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.


                                    POOL IV
                        DISTRIBUTION OF OCCUPANCY STATUS

                        NUMBER OF         AGGREGATE        % OF AGGREGATE
  OCCUPANCY STATUS    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------  --------------  -----------------  ------------------
Non-Owner Occupied..               7     $   791,826.14               4.15%
Other...............               9         703,805.18               3.69
Owner-Occupied......             103      14,780,227.33              77.39
Second Home.........               9         536,435.48               2.81
Unknown.............              19       2,286,277.85              11.97
                                 ---     --------------           --------
   TOTAL............             147     $19,098,571.98           100.00%*
                                 ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.


                                    POOL IV
                          DISTRIBUTION OF LOAN PURPOSE

                      NUMBER OF         AGGREGATE        % OF AGGREGATE
   LOAN PURPOSE     MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
Home Improvement..               3     $   316,956.92               1.66%
Purchase..........              76       9,127,613.04              47.79
Refinance.........              49       8,226,250.86              43.07
Relocation........               1         163,484.35               0.86
Unknown...........              18       1,264,266.81               6.62
                               ---     --------------           --------
   TOTAL..........             147     $19,098,571.98           100.00%*
                               ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL IV
                           DISTRIBUTION OF SEASONING

                      NUMBER OF         AGGREGATE        % OF AGGREGATE
 MONTHS SEASONING   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
Not Given or 0....               5     $   343,919.82               1.80%
  1 - 12..........               9       1,528,379.70               8.00
 13 - 24..........              32       5,084,319.08              26.62
 25 - 36..........              46       7,067,495.30              37.01
 37 - 48..........               1         957,439.35               5.01
 49 - 60..........               4         203,683.92               1.07
 61 - 84..........               9       1,170,844.70               6.13
 85 - 120.........              31       2,363,149.95              12.37
121 or greater....              10         379,340.16               1.99
                               ---     --------------           --------
   TOTAL..........             147     $19,098,571.98           100.00%*
                               ===     ==============           ========
-----------------
*    Percentages may not add to 100% due to rounding.


                                    POOL IV
                     DISTRIBUTION OF MAXIMUM MORTGAGE RATES


        RANGE OF            NUMBER OF         AGGREGATE        % OF AGGREGATE
 MAXIMUM MORTGAGE RATES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------  --------------  -----------------  ------------------
No stated maximum rate                26     $ 1,468,895.32               7.69%
10.00% or less..........               1          26,343.42               0.14
10.00 + - 11.00.........              11       2,361,569.77              12.37
11.00 + - 12.00.........              17       3,692,164.88              19.33
12.00 + - 13.00.........               8       1,486,205.69               7.78
13.00 + - 14.00.........               8       1,773,997.97               9.29
14.00 + - 15.00.........              17       2,865,035.81              15.00
15.00 + - 16.00.........              21       2,384,348.87              12.48
16.00 + - 17.00.........               5         585,101.76               3.06
17.00 + - 18.00.........               8         573,511.89               3.00
18.00 + - 19.00.........               5         310,782.90               1.63
19.00 + or greater......              20       1,570,613.70               8.22
                                     ---     --------------           --------
   TOTAL................             147     $19,098,571.98           100.00%*
                                     ===     ==============           ========
--------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL IV
                    DISTRIBUTION OF MINIMUM MORTGAGE RATES

        RANGE OF            NUMBER OF         AGGREGATE        % OF AGGREGATE
 MINIMUM MORTGAGE RATES   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------------  --------------  -----------------  ------------------
No stated minimum rate..              59     $ 8,924,190.01              46.73%
 4.00 + -  5.00%........              19       2,725,266.18              14.27
 5.00 + -  6.00.........               5         341,493.05               1.79
 6.00 + -  7.00.........               2         131,538.22               0.69
 7.00 + -  8.00.........              14       1,701,530.88               8.91
 8.00 + -  9.00.........               8       1,744,196.69               9.13
 9.00 + - 10.00.........              16       1,605,860.11               8.41
10.00 + - 11.00.........               4         547,280.06               2.87
11.00 + - 12.00.........               7         519,936.26               2.72
12.00 + or greater......              13         857,280.52               4.49
                                     ---     --------------           --------
   TOTAL................             147     $19,098,571.98           100.00%*
                                     ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.





                                    POOL IV
                            DISTRIBUTION OF MARGINS

     RANGE OF         NUMBER OF         AGGREGATE        % OF AGGREGATE
     MARGINS        MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
------------------  --------------  -----------------  ------------------
Negative..........               1     $    41,122.54               0.22%
0.000%............               2          54,041.98               0.28
0.001 to 1.000....               7         571,110.73               2.99
1.001 to 2.000....              19       1,110,144.51               5.81
2.001 to 3.000....              19       5,303,437.66              27.77
3.001 to 4.000....              25       4,043,205.25              21.17
4.001 to 5.000....              57       5,966,095.60              31.24
5.001 to 6.000....              12       1,703,699.94               8.92
6.001 to 7.000....               2         190,189.36               1.00
7.001 or greater..               3         115,524.41               0.60
                               ---     --------------           --------
   TOTAL..........             147     $19,098,571.98           100.00%*
                               ===     ==============           ========
------------------------
*    Percentages may not add to 100% due to rounding.

                                    POOL IV
                             RATE CHANGE FREQUENCY


 RATE CHANGE      NUMBER OF         AGGREGATE        % OF AGGREGATE
  FREQUENCY     MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------  --------------  -----------------  ------------------
1 Month.......              25     $ 2,074,359.46              10.86%
1 Year........               8         534,930.15               2.80
3 Month.......               1          53,129.34               0.28
3 Year........               3          71,503.48               0.37
5 Year........               1          36,637.03               0.19
6 Month.......             100      15,747,617.37              82.45
Daily.........               7         378,285.37               1.98
None/Unknown..               2         202,109.78               1.06
                           ---     --------------           --------
  TOTAL.......             147     $19,098,571.98           100.00%*
                           ===     ==============           ========
---------------------
*    Percentages may not add to 100% due to rounding.





                                    POOL IV
                            PAYMENT CHANGE FREQUENCY



                             NUMBER OF         AGGREGATE        % OF AGGREGATE
 PAYMENT CHANGE FREQUENCY   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------------  --------------  -----------------  -----------------
 1 Month..................              28     $ 1,682,564.03               8.81
 1 Year...................              14       1,507,120.73               7.89
 3 Month..................               1          53,129.34               0.28
 3 Year...................               3          71,503.48               0.37
 5 Year...................               2         107,098.23               0.56
 6 Month..................              99      15,677,156.17              82.09
                                       ---     --------------           --------
   TOTAL..................             147     $19,098,571.98           100.00%*
                                       ===     ==============           ========
*    Percentages may not add to 100% due to rounding.

                                    POOL IV
                          NEGATIVE AMORTIZATION LIMIT

         NEGATIVE             NUMBER OF         AGGREGATE        % OF AGGREGATE
    AMORTIZATION LIMIT      MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------------  --------------  -----------------  ------------------

No Negative Amortization..             132     $17,649,525.05              92.41%
110.0000%.................               1         354,098.74               1.85

125.0000..................               4         444,091.84               2.33
Unlimited.................              10         650,856.35               3.41
                                       ---     --------------           --------
   TOTAL..................             147     $19,098,571.98           100.00%*
                                       ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.




                                    POOL IV
                               PERIODIC RATE CAP

 PERIODIC     NUMBER OF         AGGREGATE        % OF AGGREGATE
 RATE CAP   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------  --------------  -----------------  ------------------

0.0000%...              59     $ 5,735,457.33              30.03%
1.0000....              53       9,362,186.83              49.02
1.2500....              19       2,144,557.31              11.23
1.5000....               4         603,289.47               3.16
2.0000....              12       1,253,081.04               6.56
                       ---     --------------           --------
  TOTAL...             147     $19,098,571.98           100.00%*
                       ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.




                                    POOL IV
                              PERIODIC PAYMENT CAP


  PERIODIC       NUMBER OF         AGGREGATE        % OF AGGREGATE
 PAYMENT CAP   MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------  --------------  -----------------  ------------------

0.0000%......             143     $18,654,480.14              97.67%
7.5000.......               4         444,091.84               2.33
                          ---     --------------           --------
   TOTAL.....             147     $19,098,571.98           100.00%*
                          ===     ==============           ========
------------------------

*    Percentages may not add to 100% due to rounding.